UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue, Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	—	FYGYX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2016. These management teams include:

Nuveen Core Bond Fund

Jeffrey J. Ebert, Wan-Chong Kung, CFA, Chris J. Neuharth and Jason J. O’Brien, CFA, have been part of the management team for the Fund since 2000, 2002, 2012 and 2016, respectively.

Nuveen Core Plus Bond Fund

Timothy A. Palmer, CFA, has managed the Fund since 2003. Wan-Chong Kung, CFA, Jeffrey J. Ebert and Chris J. Neuharth joined the Fund as portfolio managers in 2001, 2005 and 2006, respectively. Douglas M. Baker, CFA, joined the Fund as portfolio manager in 2016.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris J. Neuharth and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris J. Neuharth and Peter L. Agrimson, CFA, have been on the management team since 2004 and 2010, respectively. Jason J. O’Brien, CFA, and Mackenzie S. Meyer joined the Fund in 2016.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert, Marie A. Newcome, CFA, and Douglas M. Baker, CFA, joined the Fund as co-portfolio managers in 2000, 2011 and 2016, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies, including tax cuts, fewer regulations and increased infrastructure spending would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for two more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, mostly in the second half of the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while shorter-term rates rose around 25 basis points, causing the Treasury yield curve to steepen. Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led corporate bonds to outperform during the reporting period, despite record issuance driven by mergers and acquisitions.

In the securitized sectors, agency mortgage-backed securities (MBS) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility in the final months of the reporting period proved to be a difficult environment for these securities. During the six-month reporting period, agency MBS managed to post a modest positive excess return versus duration-matched Treasuries. Despite high levels of issuance, particularly toward the end of the reporting period, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment, finishing the reporting period with positive excess returns versus Treasuries. Traditional consumer asset-backed securities (ABS) also modestly outperformed versus Treasuries for the reporting period.

Sharply rising interest rates were a headwind for the Fund’s performance relative to its benchmark and peers. More specifically, we had the Fund positioned to benefit from a flatter Treasury yield curve at the time of the election. We did this by overweighting securities in the 10-year and 30-year portions of the yield curve, while underweighting securities with maturities of five years and under. However, the election’s surprising results sparked a sharp increase in rates and a dramatic steepening of the curve, with intermediate and long-term rates rising more than short-term rates. Although we shifted to a bias for a steeper yield curve as we neared the end of the reporting period, we did not make the move quickly enough. As a result, our yield curve positioning detracted the most from the Fund’s results. We also tactically traded the Fund’s duration, or interest rate sensitivity, throughout the reporting period. In aggregate, these duration moves detracted from the Fund’s performance.

6	NUVEEN

In aggregate, our exposures in securitized sectors also slightly detracted from performance. The Fund’s general underweight to agency MBS was a slight drag on results because the sector produced excess returns. At the same time, the Fund’s overweight to 30-year MBS also detracted because longer maturity MBS underperformed the rest of the segment later in the reporting period. However, our exposure to the CMBS sector was modestly beneficial, especially our overweight to securities rated below AAA because lower rated investment grade securities in this sector outperformed. The Fund’s overweight position in the ABS sector was not a meaningful driver of performance during the reporting period.

On the other hand, the Fund’s sector positioning had a positive impact on performance, with particularly favorable results coming from an overweight to investment-grade credit throughout the reporting period. Within corporates, our overweight to BBB rated credit added to results due to the excess return this segment provided versus higher rated segments of the investment grade market. Also, our overweights to financials and industrials within investment grade credit generated excess returns. In addition, we made a small tactical purchase of long-maturity municipal bonds when they were at their widest spreads of the reporting period in December, which was modestly beneficial to the Fund’s performance.

Despite the high levels of rate volatility we saw after the election, we maintained the Fund’s key strategic themes. We continued to expect U.S. and global growth to remain on track, although slow, accompanied by contained inflation and supportive financial conditions. In this environment, we remained focused on generating above-market income for the Fund by investing primarily in securities from the investment grade corporate and securitized sectors, with an emphasis on individual security selection.

We tactically traded both interest rates and the yield curve during the reporting period. Due to changing market sentiment on the heels of the U.S. presidential election and the December 2016 Fed meeting, we shifted the portfolio to a shorter duration versus its benchmark. We also repositioned the portfolio to benefit from a steeper yield curve. Two federal funds rate hikes in 2017 are now the market consensus.

Also, due to the firming of valuations in the corporate credit segment, we modestly reduced the Fund’s exposure later in the reporting period. We added long-maturity tax-free municipals after that sector cheapened based on noise surrounding potential changes to the tax advantages of municipal securities under the Trump administration. We also added slightly to the Fund’s ABS exposure based on bottom-up security ideas that were inexpensive relative to other asset classes.

At the end of the reporting period, the backdrop remained favorable for investment grade credit. We believe the prospects for credit friendly government policy and investors’ continued quest for yield should keep spreads firm. Although we modestly reduced the Fund’s credit exposure after the bout of strength during the reporting period, we believe our outlook still warrants an overweight in this segment versus the benchmark. Within investment grade, we have maintained our overweight to financials based on the prospects for a steeper Treasury yield curve and a more favorable regulatory environment. However, with the increased volatility surrounding the move higher in interest rates, agency MBS could struggle. Faster U.S. economic growth could cause the Fed to end its MBS reinvestment program sooner, although at the end of the reporting period, the market did not appear to be pricing in this factor. Therefore, we remain underweight in agency MBS and have passively let the Fund’s weighting drift lower due to pay downs.

In addition, we continued to utilize various derivative instruments in the Fund during the reporting period. We used U.S. Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions contributed positively to the Fund’s performance during the reporting period.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies, including tax cuts, fewer regulations and increased infrastructure spending would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely

NUVEEN	7

Portfolio Managers’ Comments (continued)

expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for two more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, mostly in the second half of the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while shorter-term rates rose around 25 basis points, causing the Treasury yield curve to steepen. Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led high yield and investment grade corporate bonds to perform strongly during the reporting period, despite record issuance driven by mergers and acquisitions.

The sectors provided excess returns over Treasuries, with lower rated securities in both segments performing the best. High yield bonds in particular enjoyed strong performance during the reporting period helped along by the continued accommodative Fed policy, which in turn drove more inflows into the market. The segment’s performance was even more impressive considering that high yield had its worst start to a year on record in the first six weeks of 2016. High yield spreads continued to compress during the reporting period, coming close to the tightest level that the market has seen during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which have bounced back sharply after the oil price collapse in 2014 and 2015. European and U.K. credit rallied strongly during the first few months of the reporting period after Brexit uncertainty faded, but then underperformed the U.S. later in the reporting period, given firmer initial valuations and global volatility.

In the securitized sectors, agency mortgage-backed securities (MBS) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility in the final months of the reporting period proved to be a difficult environment for these securities. During the six-month reporting period the agency MBS segment was able to outperform duration-matched Treasuries. Despite high levels of issuance, particularly toward the end of the reporting period, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment, finishing the reporting period with positive excess returns versus Treasuries. Traditional consumer asset-backed securities (ABS) also modestly outperformed versus Treasuries for the reporting period.

Emerging market (EM) debt performed well with the segment benefiting from firming risk sentiment, higher commodity prices, moderately positive economic data across many of the markets and large investor flows into the asset class in search of yield. In addition, ongoing fiscal stimulus in China and continued benign central bank policies remained constructive for EM assets. EM currencies declined in the broad-based dollar rally, with U.S. trade and protectionist pressures hitting the Mexican peso and ongoing domestic pressures hindering the Turkish lira. Russia and South Africa were exceptions, with the ruble gaining on better oil prices.

Global rates remained low for the first few months of the reporting period following a sharp drop in the wake of the U.K. referendum vote. The European Central Bank put fear into the market by taking its time with extending quantitative easing (QE) measures. The Bank of Japan shifted to more flexible QE, showing sensitivity to plunging long-term interest rates, which led the government to hint at possible fiscal measures. Yield curves flattened until late September 2016 when better economic data and concerns about central bank policy exhaustion drove a quick steepening sell-off in developed markets. Following the U.S. election, global yields sprinted higher due to increased expectations for fiscal stimulus and business spending. Increases in commodity prices and better economic data in developed and emerging markets contributed to higher rates and increased inflation expectations. The prospect for additional Fed rate hikes and an eventual reduction in extraordinary monetary stimulus globally also added to rate pressures. Overall during the reporting period, non-U.S. markets outperformed Treasuries as global spreads moved in their favor. The spread between Treasuries and German Bunds reached a new historical wide. Peripheral European spreads widened amid tensions, even as the European Central Bank extended QE until the end of 2017, but at a slightly lower level. The U.S. dollar strengthened by 3-6% versus most major currencies due to higher growth and rate differentials, while the Japanese yen declined by 12%.

Broadly speaking, the Fund’s outperformance versus its benchmarks was driven by the continued improvement in global economic conditions and a strong improvement in market risk sentiment, accompanied by flows into higher risk assets including credit. Specifically,

8	NUVEEN

both investment grade and high yield credit were significant contributors to performance during the reporting period, led by investment grade. The contribution from investment grade credit was split fairly evenly between our substantial overweight to the sector versus the benchmark and gains from security selection. In terms of security selection, the Fund’s exposure to cyclical credits and a meaningful position in bank preferred securities were the main contributors. Our substantial weighting in BBB rated securities also added as quality spreads contracted amid a strengthening economy and investor optimism about growth. In addition, the Fund maintained an overweight to high yield corporates, which added significantly to performance, as did positive credit selection, particularly cyclical credits such as paper and chemicals. For much of the reporting period, the Fund was positioned near the top end of its high yield allocation range and benefited from the sector’s higher income and gains from tightening credit spreads. EM credit exposure was a modest contributor to the Fund’s results given the strong performance of our country specific selections, despite having a low weighting in the sector.

Currency positioning added to returns, owing to the strength in the U.S. dollar versus other major currencies. Our relatively small foreign bond positioning also had a modest positive impact on the Fund’s performance. The Fund’s overall interest rate positioning was a marginal drag on performance. Gains from our defensive duration stance were more than offset by shifts in the yield curve due to the sharp bond market sell-off during the reporting period.

Our strategy during the reporting period remained focused on generating above-market income from diversified sources, primarily corporate credit, with an emphasis on individual credit selection. Nonetheless, late in the reporting period, we reduced high yield and investment grade corporate exposure, given the strong performance of these sectors and because we reached valuation targets for some portfolio holdings. In addition, we further reduced high yield exposure by hedging a portion of our portfolio weight, given the rapid and meaningful rally in the segment and resulting valuations. This allows the Fund to remain exposed to performance from issue selection, while reducing sector risk and facilitating future Fund repositioning. We still believe the current economic, policy and market backdrop remains favorable for non-government, yield-oriented sectors, particularly corporate credit. Although valuations did move significantly higher during the reporting period, we expect to remain overweight to both investment grade and high yield credit. However, given current valuations, we will be more likely to vary our positioning to the sector, both higher and lower, based on upcoming developments in both valuations and fundamentals. Credit sectors are likely to continue to occasionally exhibit volatility; however, it will be particularly important to determine if these moves remain technical or portend a shift in underlying market conditions. Bottom-up security selection remains a critical focus at this point in the cycle, both for identifying value for investors as well as controlling risks, and will be a driver of our positioning.

We reinvested the proceeds from the corporate bond sales primarily into mortgages, given that sector’s recent underperformance and the Fund’s large underweight to the MBS sector. We also increased the Fund’s weight in the ABS sector and maintained an overweight in the CMBS sector. We continued to maintain the Fund’s significant underweight in Treasuries, given the relatively unattractive duration and yield profile of the sector.

Non-U.S. bond exposure remained quite low with only select market positions. Currency exposures, while very low in recent periods, were hedged at the end of the reporting period. We are remaining alert for economic shifts in key markets and are awaiting better fundamentals and catalysts for our investment themes before adding meaningfully to the Fund’s foreign positions. We are maintaining a bias toward a stronger U.S. dollar as rising interest rates and improving growth provide cyclical support.

We have maintained the Fund’s shorter duration versus the benchmark index and our portfolio is comprised of sectors we believe will have less sensitivity to increases in U.S. Treasury rates, given that we have a bias for higher yields in 2017. However, in light of the recent sharp rise in yields, further increases may be more moderate. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective at this time. Instead, we believe our strategic focus on diversified income and managing credit risk will be the important value drivers.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a positive impact on performance during the reporting period. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure. These positions had a negligible impact on performance and these positions were terminated prior to the end of the reporting period.

NUVEEN	9

Portfolio Managers’ Comments (continued)

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

The Fund also entered into credit default swaps to hedge credit risk. The effect of these activities on performance was negligible during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the six-month reporting period. During the reporting period, accommodative monetary policy around the world kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved U.S. economic outlook and strong fundamentals, led corporate bonds to outperform, despite record issuance driven by mergers and acquisitions. High yield bonds, in particular, enjoyed very strong performance as inflows continued into the market in search of yield, driving high yield market spreads to almost the tightest level that the market has seen during this credit cycle. In late October 2016, the high yield market did experience a brief lull to the “risk-on” rally that had characterized much of 2016. However after the election, the market continued on its upward path as renewed strong investor flows combined with limited new issue supply helped the segment finish 2016 on a high note. The sector’s performance during this reporting period was even more impressive considering that high yield had its worst start to a year on record in the first six weeks of 2016.

Lower quality bonds continued the trend of outperforming the broader market throughout the six-month reporting period, which they have since February 2016, as investors added risk to their portfolios in light of the strong high yield market conditions. Higher risk, CCC rated bonds gained 13.29% during the reporting period, bringing 2016 CCC performance to 31.5%. The rally in lower quality was further boosted by the decision by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply later in the reporting period, leading the commodity markets to again claim the spotlight. The leading sectors within high yield continued to be basic materials and energy, returning 11.2% and 13.0% during the six-month reporting period. Basic materials and energy benefited along with other cyclical sectors, which have bounced back sharply after the oil price collapse in 2014 and 2015. Also, this year’s “fallen angels” in the energy space were strong outperformers. These downgraded issues experienced extreme selloffs as they exited the investment grade universe, but then subsequently recovered quickly once gravitating to high yield due to stabilizing oil prices. Laggards during the reporting period included BB rated securities and more defensive areas of the market such as pharmaceuticals, health care and consumer non-cyclical.

Despite an increase in overall defaults, the high yield market experienced little spillover from the trouble spots of energy and metals/mining. Default rate forecasts from Moody’s and elsewhere have generally been revised upward due to the lag effect of higher defaults among those two sectors. The default rate in the U.S. ended 2016 at 5.6%. However, we expect defaults in most sectors to be largely contained, reflecting the strong business cycle component in the behavior of high yield defaults. Leading indicators of future default pressures have continued to improve with risk appetites returning to the markets after the election, including a steeper two-to-10-year Treasury yield curve, strong performance from financial and bank equities, and lower overall equity volatility. Given that U.S. recession risk remains low, we believe the risk of default contagion from the commodity sectors to the broader market remains limited.

In light of this market backdrop, the majority of the Fund’s outperformance was driven by the better environment for risk appetites that led to a significant improvement in market liquidity and the outperformance of lower quality credit. Although this was most evident among CCC rated debt, an area that the Fund had overweighted, the increase in risk appetites also buoyed the previously lagging growth-sensitive areas of the market, specifically basic materials and energy. We saw particular strength among many distressed coal, energy and other commodity-related bonds. The “risk-on” environment also led to strength in some of the Fund’s smaller-cap and small-issue size credits that had previously suffered simply because of illiquid market conditions.

In terms of specific sector allocations, our Fund benefited from overweight positions in metals/mining, paper and chemicals and from underweights to pharmaceuticals, health care and consumer non-cyclical. While our Fund maintained more or less a market weight in energy, it benefited from a down-in-quality bias within the exploration and production sector because the stabilization in energy

10	NUVEEN

prices worked to lift many of the marginal producers. Similarly, within the mining sector, an uptick in natural gas prices helped to improve the relative attractiveness of coal, and by extension the performance of coal credits, which had been severely oversold on the heels of multiple industry bankruptcies. Therefore, the Fund’s overweight to coal within the metals/mining segment was also a net benefactor to performance. The Fund was aided by an overweight in the chemicals and paper sectors, which are both cyclically exposed and had suffered disproportionately during calendar 2015 and first quarter 2016 when global growth scares were pervasive. Modest detractors to performance included underweights to technology, cable/satellite and wireless communications.

We have maintained the Fund’s overweight to lower rated, CCC credit compared to the benchmark because we believe valuations will be well supported by the expectations for accelerated economic growth and higher inflation. A stronger economic backdrop typically benefits lower quality securities disproportionately because a government-fueled expansion could lead rates higher, which would be negative for longer duration, higher quality bonds. That being said, we did slightly reduce the Fund’s CCC allocation toward the end of the reporting period given that spreads had tightened significantly and the CCC index has advanced more than 30% year-to-date.

Within the energy sector, we have maintained more or less a neutral weighting versus that of the benchmark. Distressed energy credits have been one of the best performing asset classes throughout 2016. At the end of the reporting period, our holdings in distressed energy represented a small percentage of the Fund’s portfolio. We retained an overweight to the basic materials space, consisting of holdings in chemicals, paper and metals/mining. Although the basic materials area was a source of strong outperformance during the reporting period, we still believe these cyclical areas could show favorable results going forward. We continue to underweight health care, cable/satellite communications and technology, mostly based on valuation considerations. Additionally, in the case of health care, we anticipate elevated volatility on the heels of the U.S. election because of the potential scaling back of the Affordable Care Act by the new administration.

We have maintained the Fund’s emerging market (EM) exposure at less than 5%, although economic activity in these areas has stabilized with signs of a modest upturn. The medium-term drivers for these markets remain constructive as evidence gathers that the worst of the fundamental downturn has passed. In the way of out-of-index sector holdings, the Fund owned a 9% allocation to preferred securities, split between $25-par preferred securities and hybrid capital European bank preferreds. We also maintained small weights in various closed-end investment funds that invest in leveraged loans, high yield bonds and EM debt, as well as equities.

As of the end of the reporting period, the Fund was positioned with an average duration that was approximately half-a-year shorter than the benchmark’s duration, in order to lessen its sensitivity to rising interest rates. That being said, we continue to believe that high yield investors are better protected from interest rate moves. Spreads typically absorb a significant fraction of the change in Treasury yields, given the naturally low duration of the high yield asset class and the incremental spread that helps mitigate any price movements.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities was positive on performance during the reporting period.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a negligible impact on performance during the reporting period.

The Fund also entered into credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negligible during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Bloomberg Barclays U.S. TIPS Index and the Lipper Inflation-Protected Bond Funds Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved

NUVEEN	11

Portfolio Managers’ Comments (continued)

manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies – including tax cuts, fewer regulations and increased infrastructure spending – would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, particularly in the second half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. In the Treasury inflation-protected securities (TIPS) market, money flowed into the asset class throughout the reporting period and the segment richened versus Treasuries as investor interest in inflation protection increased and implied inflation expectations reached 2% by the end of 2016. Yields rose sharply across the TIPS segment with shorter maturities experiencing the greatest increase. The yield on five-year TIPS moved out of negative territory, jumping 46 basis points to end the year at 0.09%. The yield on a TIPS bond is equal to the corresponding Treasury bond yield minus the expected rate of inflation; therefore, it falls into negative territory if the inflation rate is higher than the current Treasury yield. The 10-year TIPS yield increased 41 basis points from 0.09% at the beginning of the reporting period to 0.50% by the end of the reporting period. Meanwhile, the TIPS “breakeven rate” widened across the TIPS yield curve, indicating investor expectations of increased inflation risk. The breakeven rate measures the difference between the yields of nominal Treasuries versus TIPS with the same maturity.

Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led high-yield and investment-grade corporate bonds to outperform during the reporting period, despite record issuance driven by mergers and acquisitions. High yield bonds in particular enjoyed very strong performance during the reporting period helped along by the continued accommodative Fed policy, which in turn drove more inflows into the market. The segment’s performance was even more impressive considering that high yield had its worst start to a year on record in the first six weeks of 2016. High yield spreads continued to compress during the period, coming close to the tightest level that the market has seen during this credit cycle.

In the securitized sectors, agency mortgage-backed securities (MBS) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility in the final months of the reporting period proved to be a difficult environment for these securities. That being said, over the six-month reporting period agency MBS managed to post a modest positive excess return versus Treasuries. Despite high levels of issuance, particularly toward the end of 2016, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment, finishing the reporting period with positive excess returns versus Treasuries.

The Fund’s performance versus its benchmark was hindered by our breakeven positioning in the form of an overweight to nominal Treasuries versus TIPS, particularly pre-election, which was designed to take advantage of changing inflation expectations along the TIPS yield curve. Although we shifted our TIPS exposure from a low of approximately 81% of the Fund’s assets midway through the reporting period to about 88% of the portfolio, our position still represented an underweight versus the 100% TIPS exposure in the index with a bias to remain overweight to spread sectors.

Volatile real rates, especially later in the reporting period, were also a headwind for the Fund’s performance relative to its benchmark. In particular, our yield curve positioning was a drag on results, with most of the negative impact occurring in the first two months of the reporting period. The Fund was positioned with an underweight to securities at the long end of the yield curve, which flattened through August before reversing in September 2016. Also, although we tactically traded the Fund’s duration to adjust its sensitivity to interest rates, our positioning still detracted overall. Most of the drag came during the final months of the reporting period, when the Fund was positioned with a modestly longer duration than the Bloomberg Barclays TIPS Index and rates sharply increased.

12	NUVEEN

On the positive side, the Fund’s approximately 12% weight among spread sectors, including high yield credit, investment grade credit, CMBS, agency debentures and asset-backed securities (ABS), benefited performance during the reporting period. As noted earlier, spread sectors, particularly high yield corporates, produced strong excess returns during the reporting period.

Toward the end of the reporting period, we increased the Fund’s TIPS exposure to better position our portfolio for the potential pro-growth, inflationary policies that we are likely to see from the new Trump administration. However, the Fund’s TIPS exposure still represented an underweight to the segment in favor of modest exposure to several out-of-index spread sectors. To fund the TIPS increase, we eliminated the portfolio’s exposures to nominal Treasuries and agency debentures. At the same time, we increased the Fund’s overall out-of-index spread sector exposure. We believe the backdrop remains favorable for credit because the prospects for credit-friendly government policy and investors’ continued quest for yield should keep spreads firm. On the heels of the spread tightening that has taken place in high yield, however, we will be more selective with adding to the Fund’s exposure in that segment. Finally, we moved the Fund’s duration to be more defensive by the end of the year in anticipation of rising interest rates. Two federal funds rate hikes in 2017 are now the market consensus.

We also used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a positive impact on performance during the reporting period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Bloomberg Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies, including tax cuts, fewer regulations and increased infrastructure spending would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for two more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, mostly in the second half of the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while shorter-term rates rose around 25 basis points, causing the Treasury yield curve to steepen. Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income.

In the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility in the final months of the reporting period proved to be a difficult environment for these securities. The commercial mortgage-backed securities (CMBS) sector performed well during the reporting period, finishing with positive excess returns versus Treasuries, despite high levels of issuance particularly toward the end of 2016. Global central bank support, the “risk-on” environment following the election and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the CMBS segment. Traditional consumer asset-backed securities (ABS) also modestly outperformed versus Treasuries for the reporting period due to solid consumer credit metrics.

Sharply rising interest rates were a headwind for the Fund’s performance relative to its benchmark and peers during the reporting period. More specifically, we had the Fund positioned to benefit from a flatter Treasury yield curve at the time of the election. We did this by overweighting securities in the 10-year portion of the yield curve, while underweighting securities with maturities of five years and under. However, the election’s surprising results sparked a sharp increase in rates and a dramatic steepening of the curve,

NUVEEN	13

Portfolio Managers’ Comments (continued)

with intermediate and long-term rates rising more than short-term rates. Although we shifted to a bias for a steeper yield curve and reduced the Fund’s exposure to 10-year securities as we neared the end of the reporting period, we did not make the move quickly enough. As a result, our yield curve positioning detracted the most from the Fund’s results. We also tactically traded the Fund’s duration, or interest rate sensitivity, throughout the reporting period. In aggregate, these duration moves slightly detracted from the Fund’s performance.

Generally speaking, the Fund benefited from its overweight positions in several securitized sectors of the market, including CMBS and ABS, with a corresponding underweight to U.S. Treasuries. However, the Fund experienced a slight drag on performance from a heavier overweight to 30-year MBS, which underperformed in the rate volatility during the second half of the reporting period. On the other hand, our exposure to the CMBS sector was modestly beneficial due to spread tightening after the election.

With two federal funds rate hikes in 2017 now the market consensus, we maintained the Fund’s defensive duration positioning as the reporting period drew to a close. Given the likelihood that short-term rates will be pressured higher, we believed it was prudent to keep the Fund’s duration at around 3.5 years, which is shorter than its benchmark. Although we made no major changes to the Fund’s overall sector weightings during the reporting period, we made some minor adjustments. For example, we sold a modest amount of the Fund’s short floating-rate MBS positions because they had reached our spread targets and invested part of the proceeds in the ABS sector through bottom-up security selection. We also reduced the Fund’s Treasury and cash positions and increased the Fund’s agency debenture exposure.

In addition, we used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These positions had a positive impact on performance during the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies, including tax cuts, fewer regulations and increased infrastructure spending would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for two more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, particularly in the second half of the six-month reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while rates for two-year and five-year Treasuries increased by 62 basis points and 92 basis points, respectively, resulting in a steeper Treasury yield curve. Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led shorter duration high yield and investment grade corporate bonds to outperform during the reporting period, despite record issuance in the sectors driven by mergers and acquisitions. Financials posted strong results, particularly later in the reporting period based on the potential for a more favorable regulatory environment under the new administration. The energy and basic material sectors continued their outperformance on the back of higher commodity prices.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well, finishing the reporting period with positive excess returns versus Treasuries, despite high levels issuance toward the end of the reporting period. Global central bank support, the risk-on environment following the election and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the CMBS segment. Short maturity agency and non-agency mortgage-backed securities (MBS)

14	NUVEEN

also outperformed Treasuries during the reporting period as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the market. In addition, traditional consumer asset-backed securities (ABS) with shorter durations performed fairly well, posting a modestly positive excess return versus Treasuries due to solid consumer credit metrics.

The most significant driver of the Fund’s outperformance relative to the benchmarks was its broad overweight to the corporate and securitized sectors and corresponding underweight to Treasuries. We maintained a weighting of around 40% in investment grade corporates, with an emphasis on BBB rated paper. We also held between 5-6% in below investment grade corporate paper, focused on the BB quality segment, which aided performance given the strong showing by the lower quality segments of the market. At the same time, we positioned approximately 40% of the Fund’s portfolio in securitized product, broadly diversified across the residential MBS, CMBS and ABS sectors. These market segments maintained relative strength during the reporting period. Short duration ABS and CMBS in particular benefited the Fund’s return because demand remained strong for high quality, liquid paper and spreads tightened throughout reporting period. Security selection was also a positive factor for the Fund’s performance because our overweight positions in financials and certain segments of the non-agency MBS sector performed well.

As a whole, our interest rate strategy benefited the Fund’s results during the reporting period. We had positioned the Fund defensively to limit its sensitivity to rising rates because we anticipated the Fed would continue to normalize monetary policy and short-term rates would be pressured higher. This included keeping the Fund’s duration, or interest rate sensitivity, between 0.30 and 0.50 years shorter than the benchmark, while structuring the portfolio to benefit from a flatter yield curve. The shorter duration stance worked to the Fund’s favor because rates rose sharply over the reporting period. Unfortunately, this gain was partially offset by our yield curve positioning because the Treasury curve actually steepened. Yields at the front end of the Treasury curve rose to seven-year highs by December 2016 based on constructive domestic economic data and continued moves by the Fed to normalize monetary policy.

With two federal funds rate hikes in 2017 now the market consensus, we maintained the Fund’s defensive duration positioning as the reporting period drew to a close. Given the likelihood that short-term rates will be pressured higher, we believed it was prudent to keep the Fund’s duration at around 1.60 years. We also continued to focus our efforts on generating income by maintaining the Fund’s modest overweight to the non-government sectors of the bond market. However, we did slightly lower exposure to the investment grade and high yield corporate sectors toward the end of the reporting period after significant spread tightening. That being said, the backdrop remains favorable for investment grade credit because the prospects for credit-friendly government policy should keep spreads firm. We ended 2016 with around a 40% weighting in the investment grade sector with a continued emphasis on financials based on the prospects for a steeper Treasury yield curve and a more favorable regulatory environment. In the high yield segment, we maintained the Fund’s 5% weighting because of the incremental yield these securities provide, keeping this exposure well diversified as a way to minimize risk. However, we will be more selective in high yield going forward on the heels of the spread tightening that occurred during the reporting period.

Generally speaking, we made no major changes to the overall weightings in the securitized sectors during the reporting period. However, in light of spread tightening, we emphasized an up-in-quality bias within the Fund’s ABS and CMBS exposures by investing in securities higher up the capital structure and by increasing our weight in more liquid segments. We believe these moves will give us more flexibility if we find additional opportunities along the risk/reward spectrum. We also kept approximately 5% to 10% of the Fund’s assets invested in Treasury and agency securities as a liquidity and volatility buffer.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These positions had a positive impact on the Fund’s performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures,

NUVEEN	15

Portfolio Managers’ Comments (continued)

an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies including tax cuts, fewer regulations and increased infrastructure spending would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for two more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, mostly in the second half of the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while shorter-term rates rose around 25 basis points, causing the Treasury yield curve to steepen. Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led high yield and investment grade corporate bonds to perform strongly during the reporting period, despite record issuance driven by mergers and acquisitions.

The sectors provided excess returns over Treasuries, with lower rated securities in both segments performing the best. High yield bonds in particular enjoyed strong performance during the reporting period helped along by the continued accommodative Fed policy, which in turn drove more inflows into the market. The segment’s performance was even more impressive considering that high yield had its worst start to a year on record in the first six weeks of 2016. High yield spreads continued to compress during the reporting period, coming close to the tightest level that we’ve seen during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which have bounced back sharply after the oil price collapse in 2014 and 2015. European and U.K. credit rallied strongly during the first few months of the reporting period after Brexit uncertainty faded, but then underperformed the U.S. later in the reporting period, given firmer initial valuations and global volatility.

In the securitized sectors, agency mortgage-backed securities (MBS) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility in the final months of the reporting period proved to be a difficult environment for these securities. That being said, over the six-month reporting period, the agency MBS segment was able to outperform duration-matched Treasuries. Despite high levels of issuance, particularly toward the end of the year, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment, finishing the reporting period with positive excess returns versus Treasuries. Traditional consumer asset-backed securities (ABS) also modestly outperformed versus Treasuries for the reporting period.

Emerging market (EM) debt performed well with the segment benefiting from firming risk sentiment, higher commodity prices, moderately positive economic data across many of the markets and large investor flows into the asset class in search of yield. In addition, ongoing fiscal stimulus in China and continued benign central bank policies remained constructive for EM assets. EM currencies declined in the broad-based dollar rally, with U.S. trade and protectionist pressures hitting the Mexican peso and ongoing domestic pressures hindering the Turkish lira. Russia and South Africa were exceptions, with the ruble gaining on better oil prices.

Global rates remained low for the first few months of the reporting period following a sharp drop in the wake of the U.K. referendum vote. The European Central Bank put fear into the market by taking its time with extending quantitative easing (QE) measures. The Bank of Japan shifted to more flexible QE, showing sensitivity to plunging long-term interest rates, which led the government to hint at possible fiscal measures. Yield curves flattened until late September 2016 when better economic data and concerns about central bank policy exhaustion drove a quick steepening sell-off in developed markets. Following the U.S. election, global yields sprinted higher due to increased expectations for fiscal stimulus and business spending. Increases in commodity prices and better economic data in developed and emerging markets contributed to higher rates and increased inflation expectations. The prospect for additional Fed rate hikes and an eventual reduction in extraordinary monetary stimulus globally also added to rate pressures. Overall during the reporting period, non-U.S. markets outperformed Treasuries as global spreads moved in their favor. The spread between Treasuries and German Bunds reached a new historical wide. Peripheral European spreads widened amid tensions, even as the European Central Bank extended QE until the end of 2017, but at a slightly lower level. The U.S. dollar strengthened by 3-6% versus most major currencies due to higher growth and rate differentials, while the Japanese yen declined by 12%.

16	NUVEEN

Broadly speaking, the Fund’s outperformance versus its benchmarks was driven by the continued improvement in global economic conditions and a strong improvement in market risk sentiment, accompanied by flows into higher risk assets including credit. The largest driver of outperformance was the Fund’s positioning in high yield corporates, both through a significant overweight as well as from positive credit selection within the sector. For much of the reporting period, the Fund was positioned near the top end of its high yield allocation range and benefited significantly from the sector’s higher income and gains from tightening credit spreads. Our credit selection within high yield also added to returns, particularly cyclical credits such as paper and chemicals.

Investment grade credit was also a strong contributor to the Fund’s returns, due to both our overweight position in the sector versus the benchmark, followed closely by gains from security selection. In terms of security selection, the Fund’s exposure to cyclical credits and a meaningful position in bank preferred securities were the main contributors. Our substantial weighting in BBB rated securities also benefited performance as quality spreads contracted amid a strengthening economy and investor optimism about growth. EM credit exposure was a modest contributor to the Fund’s results given the strong performance of our country specific selections, despite having a low weighting in the sector.

Currency positioning added to returns, owing to the strength in the U.S. dollar versus other major currencies. Our relatively small foreign bond positioning also had a modestly positive impact on the Fund’s performance. On the other hand, the Fund’s overall interest rate positioning was a marginal drag on performance. A slight gain from our defensive duration stance was more than offset by shifts in the yield curve due to the sharp bond market sell-off during the reporting period.

Our strategy during the period remained focused on generating above-market income from diversified sources, primarily corporate credit, with an emphasis on individual credit selection. While the Fund was heavily weighted in high yield for much of the reporting period, we did begin to reduce this exposure later in 2016, given the strong performance of the sector and because we reached valuation targets for some portfolio holdings. In addition, we further reduced high yield exposure by hedging a portion of our portfolio weight, given the rapid and meaningful rally in the segment and resulting valuations. This hedge allows the Fund to remain exposed to performance from issue selection, while reducing sector risk and facilitating future Fund repositioning. We also selectively exited some investment grade corporate positions. Despite these changes, we still believe the economic, policy and market backdrop remains favorable for non-government, yield-oriented sectors, particularly corporate credit. Although valuations did move significantly higher during the reporting period, we expect to remain overweight to both investment grade and high yield credit. However, given current valuations, we will be more likely to vary our positioning to the sector, both higher and lower, based on upcoming developments in both valuations and fundamentals. Credit sectors are likely to continue to occasionally exhibit volatility; however, it will be particularly important to determine if these moves remain technical or portend a shift in underlying market conditions. Bottom-up security selection remains a critical focus at this point in the cycle, both for identifying value for investors as well as controlling risks, and will be a driver of our positioning.

We reinvested the proceeds from the corporate bond sales primarily into mortgages, given that sector’s recent underperformance and the Fund’s large underweight to the MBS sector. We maintained small exposures in other securitized sectors such as ABS and CMBS. Given the relatively unattractive duration and yield profile of Treasuries, we continued to maintain the Fund’s significant underweight in the sector.

Non-U.S. bond exposure remained quite low with only select market positions. Currency exposures, while fairly low, were designed to provide a benefit in the case of a strong U.S. dollar and were hedged at the end of the reporting period. We are remaining alert for economic shifts in key markets and are awaiting better fundamentals and catalysts for our investment themes before adding meaningfully to the Fund’s foreign positions. We are maintaining a bias toward a stronger U.S. dollar as rising interest rates and improving growth provide cyclical support.

We have maintained the Fund’s shorter duration versus the benchmark index and our portfolio is comprised of sectors we believe will have less sensitivity to increases in U.S. Treasury rates, given that we have a bias for higher yields in 2017. However, in light of the recent sharp rise in yields, further increases may be more moderate. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective at this time. Instead, we believe our strategic focus on diversified income and managing credit risk will be the important value drivers.

NUVEEN	17

Portfolio Managers’ Comments (continued)

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

We use U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a positive impact on performance during the reporting period. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure. These positions had a negative impact on performance during the reporting period and these positions were terminated prior to the end of the reporting period.

In addition, we entered into credit default swaps as a way to assume and hedge credit risk. The effect of these activities on performance was negative during the reporting period.

18	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments

NUVEEN	19

Risk Considerations and Dividend Information (continued)

involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2016, all of the Funds had zero UNII balances, based upon our best estimate, for tax purposes. Nuveen High Income Bond Fund and Nuveen Inflation Protected Securities Fund had positive UNII balances, while the other Funds in this report had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

20	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.83)%	1.70%	2.10%	3.79%
Class A Shares at maximum Offering Price	(5.74)%	(1.34)%	1.49%	3.47%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)%	2.65%	2.23%	4.34%
Lipper Core Bond Classification Average	(1.92)%	3.00%	2.41%	3.94%

Class I Shares	(2.73)%	1.96%	2.34%	3.99%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(3.22)%	0.91%	1.32%	1.58%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(2.72)%	2.00%	0.03%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.88%	1.64%	0.58%	0.63%
Net Expense Ratios	0.79%	1.54%	0.49%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

22	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.77%	5.91%	3.28%	4.48%
Class A Shares at maximum Offering Price	(3.53)%	1.45%	2.38%	4.02%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)%	2.65%	2.23%	4.34%
Lipper Core Bond Plus Classification Average	(0.82)%	4.36%	3.16%	4.70%

Class C Shares	0.30%	5.05%	2.50%	3.69%
Class R3 Shares	0.75%	5.75%	3.05%	4.25%
Class I Shares	0.81%	6.11%	3.53%	4.73%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.90%	6.20%	1.52%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.88%	1.63%	1.13%	0.57%	0.63%
Net Expense Ratios	0.78%	1.53%	1.03%	0.47%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.33%	21.46%	6.41%	6.03%
Class A Shares at maximum Offering Price	6.04%	15.74%	5.37%	5.52%
Bloomberg Barclays High Yield 2% Issuer Capped Index	7.40%	17.13%	7.36%	7.55%
Lipper High Current Yield Funds Classification Average	6.30%	13.27%	6.18%	5.93%

Class C Shares	10.95%	20.58%	5.65%	5.28%
Class R3 Shares	11.33%	21.33%	6.15%	5.78%
Class I Shares	11.57%	21.85%	6.73%	6.33%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.08%	1.84%	1.34%	0.83%
Net Expense Ratios	1.05%	1.80%	1.30%	0.80%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

24	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.39)%	3.47%	0.37%	3.84%
Class A Shares at maximum Offering Price	(6.52)%	(0.90)%	(0.50)%	3.39%
Bloomberg Barclays U.S. TIPS Index	(1.47)%	4.68%	0.89%	4.36%
Lipper Inflation-Protected Bond Funds Classification Average	(0.47)%	4.66%	0.48%	3.40%

Class C Shares	(2.87)%	2.66%	(0.26)%	3.12%
Class R3 Shares	(2.61)%	3.19%	0.12%	3.51%
Class I Shares	(2.34)%	3.64%	0.73%	4.14%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(2.25)%	3.92%	0.12%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.97%	1.72%	1.23%	0.51%	0.72%
Net Expense Ratios	0.80%	1.55%	1.05%	0.34%	0.55%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.99)%	(0.18)%	0.62%	2.95%
Class A Shares at maximum Offering Price	(5.93)%	(3.16)%	0.01%	2.64%
Bloomberg Barclays Intermediate Government Bond Index	(2.41)%	1.05%	1.04%	3.42%
Lipper Intermediate U.S. Government Funds Classification Average	(2.54)%	0.99%	1.05%	3.21%

Class I Shares	(2.86)%	0.21%	0.89%	3.16%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(3.35)%	(0.80)%	(0.13)%	0.99%
Class R3 Shares	(3.12)%	(0.33)%	(0.39)%	1.48%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.98%	1.73%	1.23%	0.73%
Net Expense Ratios	0.79%	1.54%	1.04%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed expenses) do not exceed 0.54% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

26	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.38%	1.91%	1.84%	2.62%
Class A Shares at maximum Offering Price	(1.90)%	(0.43)%	1.37%	2.38%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	(0.37)%	1.28%	0.92%	2.44%
Lipper Short Investment Grade Debt Funds Classification Average	0.27%	2.00%	1.47%	2.34%

Class I Shares	0.51%	2.15%	2.10%	2.82%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.01)%	1.20%	1.08%	1.11%
Class R3 Shares	0.23%	1.70%	1.57%	1.58%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.51%	2.15%	1.42%

Since inception return for Class C, Class R3 and Class R6 Shares are from 10/28/09, 9/23/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.76%	1.51%	1.01%	0.47%	0.51%
Net Expense Ratios	0.72%	1.47%	0.97%	0.43%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.02%	9.15%	4.92%	5.84%
Class A Shares at maximum Offering Price	(1.39)%	4.54%	4.01%	5.39%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)%	2.65%	2.23%	4.34%
Lipper Multi-Sector Income Funds Classification Average	2.29%	7.26%	4.33%	4.72%

Class C Shares	2.63%	8.33%	4.15%	5.05%
Class R3 Shares	2.89%	8.87%	4.67%	5.54%
Class I Shares	3.13%	9.41%	5.19%	6.09%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	3.23%	9.61%	2.26%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.60%	0.67%
Net Expense Ratios	0.83%	1.58%	1.08%	0.50%	0.58%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

28	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	29

Yields as of December 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.29%	1.56%	2.62%	2.62%
SEC 30-Day Yield-Subsidized	2.24%	1.57%	2.61%	2.56%
SEC 30-Day Yield-Unsubsidized	2.09%	1.40%	2.47%	2.41%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.70%	3.11%	3.62%	4.14%	4.15%
SEC 30-Day Yield-Subsidized	3.22%	2.62%	3.06%	3.68%	3.61%
SEC 30-Day Yield-Unsubsidized	3.10%	2.50%	2.94%	3.55%	3.49%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	6.55%	6.19%	6.66%	7.09%
SEC 30-Day Yield-Subsidized	7.00%	6.65%	7.11%	7.64%
SEC 30-Day Yield-Unsubsidized	7.00%	6.65%	7.11%	7.64%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	5.93%	5.63%	5.59%	5.45%	5.47%
SEC 30-Day Yield-Subsidized	5.81%	5.32%	5.80%	6.58%	6.33%
SEC 30-Day Yield-Unsubsidized	5.65%	5.17%	5.65%	6.39%	6.17%

30	NUVEEN

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.14%	0.42%	0.90%	1.46%
SEC 30-Day Yield-Subsidized	1.32%	0.61%	1.12%	1.63%
SEC 30-Day Yield-Unsubsidized	1.09%	0.38%	0.88%	1.38%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.54%	0.79%	1.28%	1.83%	1.83%
SEC 30-Day Yield-Subsidized	1.52%	0.82%	1.30%	1.83%	1.81%
SEC 30-Day Yield-Unsubsidized	1.47%	0.76%	1.24%	1.80%	1.75%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	5.05%	4.28%	4.81%	5.27%	5.28%
SEC 30-Day Yield-Subsidized	4.12%	3.56%	4.05%	4.62%	4.55%
SEC 30-Day Yield-Unsubsidized	4.02%	3.45%	3.95%	4.53%	4.45%
1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	31

Holding

Summaries as of December 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	40.7%
$1,000 Par (or similar) Institutional Preferred	0.4%
Municipal Bonds	2.0%
U.S. Government and Agency Obligations	11.7%
Asset-Backed and Mortgage-Backed Securities	42.5%
Investments Purchased with Collateral from Securities Lending	1.1%
Money Market Funds	3.4%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bond holdings)

Banks	14.5%
Capital Markets	9.8%
Media	9.6%
Diversified Telecommunication Services	8.3%
Insurance	8.2%
Food & Staples Retailing	4.8%
Oil, Gas & Consumable Fuels	4.5%
Equity Real Estate Investment Trusts	3.6%
Health Care Providers & Services	2.9%
Beverages	2.8%
Biotechnology	2.5%
Specialty Retail	2.4%
Diversified Financial Services	1.7%
Internet and Direct Marketing Retail	1.6%
Transportation Infrastructure	1.6%
Leisure Products	1.6%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	50.4%
AA	9.9%
A	21.2%
BBB	18.4%
N/R (not rated)	0.1%
Total	100%

1	Excluding investments in derivatives.

32	NUVEEN

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	52.8%
$1,000 Par (or similar) Institutional Preferred	6.8%
Municipal Bonds	2.0%
Asset-Backed and Mortgage-Backed Securities	35.2%
Sovereign Debt	0.7%
Investments Purchased with Collateral from Securities Lending	1.6%
Money Market Funds	12.0%
Other Assets Less Liabilities	(11.1)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds
holdings)

Banks	15.8%
Oil, Gas & Consumable Fuels	10.7%
Capital Markets	8.7%
Media	7.3%
Diversified Telecommunication Services	6.7%
Equity Real Estate Investment Trusts	4.3%
Insurance	3.4%
Consumer Finance	3.3%
Chemicals	3.1%
Wireless Telecommunication Services	2.9%
Specialty Retail	2.6%
Containers & Packaging	2.2%
Aerospace & Defense	1.9%
Household Durables	1.9%
Technology Hardware, Storage & Peripherals	1.7%
Diversified Financial Services	1.7%
Food Products	1.5%
Food & Staples Retailing	1.4%
Other	18.9%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	27.1%
AA	3.8%
A	23.6%
BBB	33.5%
BB or Lower	12.0%
N/R (not rated)	0.0%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	33

Holding Summaries as of December 31, 2016 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	1.1%
Exchange-Traded Funds	0.2%
Convertible Preferred Securities	1.5%
Variable Rate Senior Loan Interests	2.9%
$25 Par (or similar) Retail Preferred	2.6%
Corporate Bonds	75.1%
Convertible Bonds	0.5%
$1,000 (par or similar) Institutional Preferred	4.8%
Asset-Backed Securities	0.0%
Investment Companies	2.7%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	8.9%
Money Market Funds	7.3%
Other Assets Less Liabilities	(7.6)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	15.5%
Media	9.2%
Metals & Mining	7.2%
Chemicals	6.8%
Hotels, Restaurants & Leisure	4.3%
Wireless Telecommunication Services	4.0%
Diversified Telecommunication Services	3.9%
Consumer Finance	3.7%
Diversified Financial Services	3.3%
Marine	3.0%
Energy Equipment & Services	2.8%
Food & Staples Retailing	2.7%
Independent Power & Renewable Electricity Producers	2.4%
Internet Software & Services	2.2%
Road & Rail	2.1%
Paper & Forest Products	2.0%
Health Care Providers & Services	1.8%
Real Estate Management & Development	1.8%
Health Care Equipment & Supplies	1.7%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)1

AA	0.0%
BBB	4.8%
BB or Lower	90.9%
N/R (not rated)	4.3%
Total	100%

1	Excluding investments in derivatives.

34	NUVEEN

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.0%
Corporate Bonds	4.2%
Municipal Bonds	0.2%
U.S. Government and Agency Obligations	87.4%
Asset-Backed and Mortgage-Backed Securities	5.8%
Sovereign Debt	0.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Money Market Funds	0.9%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds holdings)

Diversified Telecommunication Services	18.6%
Health Care Providers & Services	8.9%
Wireless Telecommunication Services	6.3%
Oil, Gas & Consumable Fuels	5.7%
Road & Rail	5.0%
Chemicals	4.8%
Media	4.4%
Household Durables	4.3%
Commercial Services & Supplies	4.1%
Metals & Mining	4.1%
Independent Power & Renewable Electricity Producers	3.0%
Construction Materials	2.7%
Auto Components	2.4%
Equity Real Estate Investment Trusts	2.3%
Banks	2.2%
Construction & Engineering	2.0%
Other	19.2%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	91.5%
AA	1.1%
A	0.6%
BBB	3.3%
BB or Lower	3.0%
N/R (not rated)	0.5%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	35

Holding Summaries as of December 31, 2016 (continued)

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	2.2%
U.S. Government and Agency Obligations	78.3%
Asset-Backed and Mortgage-Backed Securities	17.4%
Investments Purchased with Collateral from Securities Lending	3.3%
Money Market Funds	1.5%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	96.1%
AA	2.3%
A	1.2%
BBB	0.4%
Total	100%

1	Excluding investments in derivatives.

36	NUVEEN

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	45.8%
Municipal Bonds	1.8%
U.S. Government and Agency Obligations	8.0%
Asset-Backed and Mortgage-Backed Securities	42.1%
Investments Purchased with Collateral from Securities Lending	1.3%
Money Market Funds	2.2%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds holdings)

Banks	19.7%
Capital Markets	7.3%
Diversified Telecommunication Services	6.4%
Media	6.4%
Chemicals	4.2%
Wireless Telecommunication Services	4.1%
Consumer Finance	3.8%
Health Care Providers & Services	3.3%
Food & Staples Retailing	3.3%
Insurance	3.0%
Diversified Financial Services	2.5%
Tech Hardware, Storage & Peripherals	2.4%
Food Products	2.3%
Tobacco	2.0%
Equity Real Estate Investment Trusts	1.8%
Oil, Gas & Consumable Fuels	1.8%
Automobiles	1.6%
Specialty Retail	1.5%
Biotechnology	1.5%
Health Care Equipment & Supplies	1.4%
Other	19.7%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	32.3%
AA	12.2%
A	29.8%
BBB	18.6%
BB or Lower	4.8%
N/R (not rated)	2.3%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	37

Holding Summaries as of December 31, 2016 (continued)

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.2%
Variable Rate Senior Loan Interests	1.3%
$25 Par (or similar) Retail Preferred	0.3%
Corporate Bonds	70.0%
Municipal Bonds	2.4%
$1,000 (par or similar) Institutional Preferred	7.2%
Asset-Backed and Mortgage-Backed Securities	14.7%
Sovereign Debt	2.3%
Investments Purchased with Collateral from Securities Lending	5.3%
Money Market Funds	1.9%
Other Assets Less Liabilities	(5.6)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bond holdings)

Banks	13.7%
Oil, Gas & Consumable Fuels	11.4%
Capital Markets	8.0%
Media	6.2%
Diversified Telecommunication Services	4.4%
Insurance	3.7%
Wireless Telecommunication Services	3.2%
Chemicals	3.2%
Metals & Mining	3.1%
Consumer Finance	3.0%
Household Durables	2.6%
Diversified Financial Services	2.3%
Energy Equipment & Services	2.2%
Specialty Retail	2.2%
Equity Real Estate Investment Trusts	2.1%
Food Products	1.9%
Containers & Packaging	1.7%
Independent Power & Renewable Electricity Producers	1.5%
Aerospace & Defense	1.3%
Food & Staples Retailing	1.2%
Electric Utilities	1.2%
Other	19.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)1

AAA/U.S. Guaranteed	9.9%
AA	2.3%
A	20.7%
BBB	34.1%
BB or Lower	32.7%
N/R (not rated)	0.3%
Total	100%

1	Excluding investments in derivatives.

38	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2016.

The beginning of the period for the funds is July 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.70	$967.80	$972.80	$972.70
Expenses Incurred During the Period	$3.88	$7.59	$2.34	$2.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,022.84	$1,022.53
Expenses Incurred During the Period	$3.97	$7.78	$2.40	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.47% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	39

Expense Examples (continued)

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.70	$1,003.00	$1,007.50	$1,009.00	$1,008.10
Expenses Incurred During the Period	$3.90	$7.67	$5.16	$2.33	$2.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.54	$1,020.06	$1,022.89	$1,022.58
Expenses Incurred During the Period	$3.92	$7.73	$5.19	$2.35	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.46% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,113.30	$1,109.50	$1,113.30	$1,115.70
Expenses Incurred During the Period	$5.33	$9.30	$6.66	$4.00
Hypothetical Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42
Expenses Incurred During the Period	$5.09	$8.89	$6.36	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$976.10	$971.30	$973.90	$977.50	$976.60
Expenses Incurred During the Period	$3.89	$7.60	$5.12	$1.60	$2.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,020.01	$1,023.59	$1,022.53
Expenses Incurred During the Period	$3.97	$7.78	$5.24	$1.63	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 1.03%, 0.32% and 0.53% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

40	NUVEEN

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$970.10	$966.50	$968.80	$971.40
Expenses Incurred During the Period	$3.92	$7.63	$5.16	$2.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.44	$1,019.96	$1,022.48
Expenses Incurred During the Period	$4.02	$7.83	$5.30	$2.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.54%, 1.04% and 0.54% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.80	$999.90	$1,002.30	$1,005.10	$1,005.10
Expenses Incurred During the Period	$3.64	$7.41	$4.90	$2.17	$2.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.58	$1,017.80	$1,020.32	$1,023.04	$1,022.84
Expenses Incurred During the Period	$3.67	$7.48	$4.94	$2.19	$2.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.43% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.20	$1,026.30	$1,028.90	$1,032.30	$1,031.30
Expenses Incurred During the Period	$4.25	$8.07	$5.52	$2.56	$2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.02	$1,017.24	$1,019.76	$1,022.68	$1,022.28
Expenses Incurred During the Period	$4.23	$8.03	$5.50	$2.55	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08%, 0.50% and 0.58% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	41

Nuveen Core Bond Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.3%

	CORPORATE BONDS – 40.7%

	Automobiles – 0.5%

$750	General Motors Corporation	4.000%	4/01/25	BBB–	$733,974

	Banks – 5.9%

290	Bank of America Corporation	4.000%	4/01/24	A	298,746

490	Bank of America Corporation	3.875%	8/01/25	A	497,587

1,000	Bank of America Corporation	4.450%	3/03/26	A–	1,029,127

1,005	Citigroup Inc.	4.500%	1/14/22	A	1,070,475

807	Fifth Third Bancorp.	3.500%	3/15/22	A	826,846

1,510	GE Capital International Funding	4.418%	11/15/35	AA–	1,579,810

505	JP Morgan Chase & Company	3.200%	1/25/23	A+	510,110

1,240	JP Morgan Chase & Company	3.375%	5/01/23	A	1,234,286

1,000	JP Morgan Chase & Company	6.400%	5/15/38	A+	1,293,723

805	Santander UK PLC	3.050%	8/23/18	Aa3	817,566
8,652	Total Banks				9,158,276

	Beverages – 1.2%

1,395	Anheuser Busch InBev Finance Inc.	3.650%	2/01/26	A–	1,414,012

420	Dr. Pepper Snapple Group Inc.	2.550%	9/15/26	BBB+	388,342
1,815	Total Beverages				1,802,354

	Biotechnology – 1.0%

630	Biogen Inc.	3.625%	9/15/22	A–	645,964

940	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	943,522
1,570	Total Biotechnology				1,589,486

	Capital Markets – 4.0%

665	Charles Schwab Corporation	3.000%	3/10/25	A	651,620

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,437,632

1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,343,963

470	Morgan Stanley	6.625%	4/01/18	A	496,972

1,145	Morgan Stanley	3.950%	4/23/27	A–	1,131,712

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,114,467
5,755	Total Capital Markets				6,176,366

	Consumer Finance – 0.3%

490	Capital One Bank	3.375%	2/15/23	Baa1	484,915

	Containers & Packaging – 0.3%

480	Packaging Corporation of America	3.650%	9/15/24	BBB	481,401

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.7%

$995	Rabobank Nederland	3.875%	2/08/22	Aa2	$1,049,496

	Diversified Telecommunication Services – 3.4%

890	AT&T, Inc.	3.800%	3/15/22	A–	911,458

720	AT&T, Inc.	5.550%	8/15/41	A–	748,364

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,027,453

775	Verizon Communications	5.150%	9/15/23	A–	856,058

750	Verizon Communications	4.125%	8/15/46	A–	677,394
5,155	Total Diversified Telecommunication Services				5,220,727

	Energy Equipment & Services – 0.4%

565	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	571,543

	Equity Real Estate Investment Trusts – 1.4%

635	American Tower Company	5.000%	2/15/24	BBB	682,932

380	Crown Castle International Corporation	3.700%	6/15/26	BBB–	372,445

635	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	640,157

550	WP Carey Inc.	4.600%	4/01/24	BBB	556,810
2,200	Total Equity Real Estate Investment Trusts				2,252,344

	Food & Staples Retailing – 2.0%

930	CVS Health Corporation	3.875%	7/20/25	BBB+	958,150

730	Sysco Corporation	3.750%	10/01/25	A3	737,831

530	Sysco Corporation	3.300%	7/15/26	A3	519,337

850	Walgreen Company	3.100%	9/15/22	BBB	848,933
3,040	Total Food & Staples Retailing				3,064,251

	Health Care Equipment & Supplies – 0.2%

315	Becton Dickinson & Company	3.734%	12/15/24	BBB+	321,847

	Health Care Providers & Services – 1.2%

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,229,336

630	Wellpoint Inc.	3.125%	5/15/22	A	629,659
1,845	Total Health Care Providers & Services				1,858,995

	Household Durables – 0.4%

545	Newell Brands Inc.	4.200%	4/01/26	BBB–	568,083

	Insurance – 3.3%

131	AFLAC Insurance	6.450%	8/15/40	A–	171,273

620	American International Group, Inc.	3.750%	7/10/25	A–	623,198

990	Berkshire Hathaway Inc.	3.125%	3/15/26	AA	982,146

750	Lincoln National Corporation	4.000%	9/01/23	A–	781,021

1,220	MetLife Inc.	3.000%	3/01/25	A–	1,195,351

940	Prudential Financial Inc.	3.500%	5/15/24	A	958,318

NUVEEN	43

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$465	Symetra Financial Corporation	4.250%	7/15/24	Baa1	$458,945
5,116	Total Insurance				5,170,252

	Internet and Direct Marketing Retail – 0.7%

980	Amazon.com Incorporated	3.800%	12/05/24	AA–	1,028,562

	Internet Software & Services – 0.4%

655	eBay Inc.	3.800%	3/09/22	BBB+	676,032

	IT Services – 0.6%

955	Visa Inc.	3.150%	12/14/25	A+	957,866

	Leisure Products – 0.6%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,009,801

	Machinery – 0.5%

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	841,177

	Media – 3.9%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	624,254

350	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	430,042

785	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	818,958

775	CBS Corporation	4.900%	8/15/44	BBB	774,328

835	Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	878,937

305	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	298,754

435	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	414,779

660	Discovery Communications Inc.	5.050%	6/01/20	BBB–	707,936

885	NBC Universal Media LLC	6.400%	4/30/40	A–	1,142,500
5,635	Total Media				6,090,488

	Metals & Mining – 0.3%

495	Nucor Corporation	4.000%	8/01/23	A–	519,820

	Oil, Gas & Consumable Fuels – 1.8%

600	Apache Corporation	4.250%	1/15/44	BBB	590,329

550	EOG Resources Inc.	4.100%	2/01/21	BBB+	579,161

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB	625,697

480	SunCor Energy Inc.	5.950%	12/01/34	A–	565,921

540	Valero Energy Corporation	3.400%	9/15/26	BBB	516,559
2,760	Total Oil, Gas & Consumable Fuels				2,877,667

	Pharmaceuticals – 0.6%

995	Merck & Company Inc.	2.750%	2/10/25	AA	975,669

	Road & Rail – 0.6%

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A	920,292

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Semiconductor Equipment – 0.5%

$740	Applied Materials Inc.	4.300%	6/15/21	A–	$794,908

	Software – 0.5%

750	Total System Services Inc.	3.750%	6/01/23	BBB–	744,129

	Specialty Retail – 1.0%

520	Home Depot, Inc.	2.625%	6/01/22	A	521,954

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	974,683
1,520	Total Specialty Retail				1,496,637

	Technology Hardware, Storage & Peripherals – 0.6%

905	HP Inc.	4.650%	12/09/21	BBB+	966,423

	Tobacco – 0.6%

885	Reynolds American Inc.	3.250%	11/01/22	BBB	881,222

	Transportation Infrastructure – 0.7%

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	1,022,008

	Wireless Telecommunication Services – 0.6%

880	Rogers Communications Inc.	3.625%	12/15/25	BBB+	888,649
$61,193	Total Corporate Bonds (cost $62,028,127)				63,195,660

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.4%

	Banks – 0.4%

$700	Wachovia Capital Trust III	5.570%	N/A (3)	BBB	$686,910
$700	Total $1,000 Par (or similar) Institutional Preferred (cost $620,263)				686,910

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 2.0%

	Massachusetts – 0.7%

$965	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016J, 5.000%, 12/01/36		12/26 at 100.00	AA+	$1,124,997

	New York – 0.7%

415	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2016A Group A, 5.000%, 2/15/39		8/26 at 100.00	AAA	476,076

290	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2016 Series E-1, 5.000%, 2/01/35		2/26 at 100.00	AAA	333,581

270	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/36		5/26 at 100.00	AAA	310,592
975	Total New York				1,120,249

	Texas – 0.6%

720	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46		12/25 at 100.00	AA+	815,076
$2,660	Total Municipal Bonds (cost $3,008,574)				3,060,322

NUVEEN	45

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 11.7%

$1,835		Federal Home Loan Bank Bonds	0.875%	6/29/18	Aaa	$1,828,310

60		Federal Home Loan Mortgage Corporation, Notes	1.750%	5/30/19	Aaa	60,549

2,055		Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,199,078

1,875		Freddie Mac Reference Notes	1.125%	4/15/19	Aaa	1,866,928

250		U.S. Treasury Bonds	2.750%	11/15/42	Aaa	235,621

970		U.S. Treasury Bonds, (5)	3.625%	2/15/44	Aaa	1,072,877

20		U.S. Treasury Bonds	2.500%	2/15/45	Aaa	17,773

245		U.S. Treasury Bonds	2.250%	8/15/46	Aaa	205,474

650		U.S. Treasury Notes	2.500%	5/15/24	Aaa	658,889

830		U.S. Treasury Notes	2.375%	8/15/24	Aaa	832,776

1,000		U.S. Treasury Notes	1.375%	5/31/21	Aaa	979,226

600		U.S. Treasury Notes	2.125%	6/30/21	Aaa	605,915

1,700		U.S. Treasury Notes, (5)	1.250%	10/31/21	Aaa	1,646,829

375		U.S. Treasury Notes	2.000%	7/31/22	Aaa	373,217

385		U.S. Treasury Notes	1.375%	6/30/23	Aaa	365,276

5,350		U.S. Treasury Notes	2.875%	11/15/46	Aaa	5,152,558
$18,200		Total U.S. Government and Agency Obligations (cost $17,949,777)				18,101,296

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 42.5%

$1,090		321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$1,099,689

882		American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	904,569

500		American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	520,530

600		AmeriCold LLC Trust, Series 2010, 144A	6.031%	1/17/29	AA	661,814

260		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/17/48	A–	252,136

165		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	124,591

1,000		Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/12/45	Aaa	1,021,946

1,787		Colony American Homes Trust 2014-1A, 144A	2.136%	5/17/31	Aaa	1,785,395

625		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	592,558

666		Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	667,655

—	(6)	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	2

775		DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AA	777,769

716		Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	Aaa	780,888

1,359		Fannie Mae Mortgage Pool FN 890310	4.500%	12/01/40	Aaa	1,467,320

1,050		Fannie Mae Mortgage Pool FN 960605	5.000%	8/01/37	Aaa	1,147,572

2,059		Fannie Mae Mortgage Pool FN AB2085	4.000%	1/01/41	Aaa	2,163,531

2,822		Fannie Mae Mortgage Pool FN AB9659	3.000%	6/01/43	Aaa	2,818,934

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,387	Fannie Mae Mortgage Pool FN AD1593	4.500%	2/01/40	Aaa	$1,494,083

1,816	Fannie Mae Mortgage Pool FN AE0217	4.500%	8/01/40	Aaa	1,955,995

1,616	Fannie Mae Mortgage Pool FN AE0981	3.500%	3/01/41	Aaa	1,665,484

775	Fannie Mae Mortgage Pool FN AH3804	4.000%	2/01/41	Aaa	815,722

2,115	Fannie Mae Mortgage Pool FN AH5575	4.000%	2/01/41	Aaa	2,226,566

1,663	Fannie Mae Mortgage Pool FN AH8954	4.000%	4/01/41	Aaa	1,755,497

1,871	Fannie Mae Mortgage Pool FN AL0215	4.500%	4/01/41	Aaa	2,020,017

1,023	Fannie Mae Mortgage Pool FN AL0160	4.500%	5/01/41	Aaa	1,102,871

1,534	Fannie Mae Mortgage Pool FN AL7486	3.500%	10/01/45	Aaa	1,572,249

1,859	Fannie Mae Mortgage Pool FN AS6398	3.500%	12/01/45	Aaa	1,905,721

1,527	Fannie Mae Mortgage Pool FN AS6652	3.500%	2/01/46	Aaa	1,564,742

1,541	Fannie Mae Mortgage Pool FN AS8186	3.000%	10/01/46	Aaa	1,531,644

1,307	Fannie Mae Mortgage Pool FN AU3353	3.000%	8/01/43	Aaa	1,305,603

1,829	Fannie Mae Mortgage Pool FN AY3376	3.500%	4/01/45	Aaa	1,874,525

855	Fannie Mae Mortgage Pool FN BC0830	3.000%	4/01/46	Aaa	850,033

561	Fannie Mae Mortgage Pool FG G08687	3.500%	1/01/46	Aaa	574,948

1,539	Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	Aaa	1,624,624

1,595	Fannie Mae Mortgage Pool FN MA2806	3.000%	11/01/46	Aaa	1,584,874

2	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through CertificatesFNR 1990-89 K	6.500%	7/25/20	Aaa	2,162

1,615	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	1,654,245

526	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.784%	7/25/24	BBB+	527,641

3	Federal Home Loan Mortgage Corporation, REMIC FHR 1167 E	7.500%	11/15/21	Aaa	3,106

6	Federal Home Loan Mortgage Corporation, REMIC FHR 1286 A	6.000%	5/15/22	Aaa	6,140

151	Federal Home Loan Mortgage Corporation, REMIC FHR 2750 HE	5.000%	2/15/19	Aaa	152,978

841	Freddie Mac Gold Pool FG G05852	5.500%	3/01/39	Aaa	933,867

880	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	893,123

1,715	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K053	2.995%	12/25/25	Aaa	1,727,412

988	Ginnie Mae Mortgage Pool G2 MA2521	3.500%	1/20/45	Aaa	1,027,824

2,656	Government National Mortgage Association Pool GN AA5391	3.500%	6/15/42	Aaa	2,768,937

1,646	Invitation Homes Trust 2013-SFR1, 144A	1.886%	12/17/30	Aaa	1,645,772

1,230	JP Morgan Mortgage Trust, Series 2016-A5, 144A	3.500%	5/25/46	Aaa	1,249,725

506	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	519,890

825	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	821,501

121	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	3.122%	8/25/34	N/R	119,799

537	Structured Agency Credit Risk Debt Notes, 2013-DN2	2.042%	11/27/23	A1	538,006

2,146	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	2,235,659

NUVEEN	47

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$679	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	$681,105

500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/17/48	Aaa	515,104

730	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C32	3.560%	1/17/59	Aaa	747,176

1,567	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/01/20	Aaa	1,605,025

1,363	Atlantic City Electric Transition Funding LLC, Transition Bonds, Series 2002-1	5.550%	10/20/23	AAA	1,477,452
$64,002	Total Asset-Backed and Mortgage-Backed Securities (cost $65,162,936)				66,065,746
	Total Long-Term Investments (cost $148,769,677)				151,109,934

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.1%

	Money Market Funds – 1.1%

1,796,875	First American Government Obligations Fund, Class X, (8)	0.467% (7)			$1,796,875
	Total Investments Purchased with Collateral from Securities Lending (cost $1,796,875)				1,796,875

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 3.4%

	Money Market Funds – 3.4%

5,204,572	First American Treasury Obligations Fund, Class Z	0.389% (7)			$5,204,572
	Total Short-Term Investments (cost $5,204,572)				5,204,572
	Total Investments (cost $155,771,124) – 101.8%				158,111,381
	Other Assets Less Liabilities – (1.8)% (9)				(2,794,987)
	Net Assets – 100%				$155,316,394

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(139)	3/17	$(17,275,094)	$(47,781)	$(50,531)
U.S. Treasury Long Bond	Short	(1)	3/17	(150,656)	(750)	1,505
U.S. Treasury Ultra Bond	Long	10	3/17	1,602,500	9,688	(20,858)
				$(15,823,250)	$(38,843)	$(69,884)
*	The aggregate Notional Amount at Value of long and short positions is $1,602,500 and $(17,425,750), respectively.

48	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,757,435.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	49

Nuveen Core Plus Bond Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.5%

	CORPORATE BONDS – 52.8%

	Aerospace & Defense – 1.0%

$1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	$1,318,968

945	L-3 Communications Corporation	3.850%	12/15/26	BBB–	937,939

1,460	Martin Marietta Materials	4.250%	7/02/24	BBB+	1,481,699
3,700	Total Aerospace & Defense				3,738,606

	Air Freight & Logistics – 0.3%

1,095	FedEx Corporation	3.250%	4/01/26	BBB	1,085,914

	Airlines – 0.5%

1,494	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	1,667,353

	Automobiles – 0.4%

1,320	General Motors Corporation	4.000%	4/01/25	BBB–	1,291,794

	Banks – 8.3%

1,465	Bank of America Corporation	4.000%	4/01/24	A	1,509,183

2,250	Bank of America Corporation	4.250%	10/22/26	A–	2,273,929

1,990	Bank of America Corporation	3.248%	10/21/27	A	1,896,741

2,085	Barclays Bank PLC	3.650%	3/16/25	A	2,015,824

545	CIT Group Inc.	5.000%	8/01/23	BB+	562,713

545	Citigroup Inc.	4.500%	1/14/22	A	580,506

1,000	Citigroup Inc.	3.750%	6/16/24	A	1,017,257

1,775	Citigroup Inc.	3.300%	4/27/25	A	1,736,724

795	Citigroup Inc.	3.200%	10/21/26	A	759,046

2,000	Citigroup Inc.	4.300%	11/20/26	A–	2,015,760

2,100	GE Capital International Funding	4.418%	11/15/35	AA–	2,197,087

1,390	HSBC Holdings PLC	6.800%	6/01/38	A+	1,757,552

1,665	JP Morgan Chase & Company	3.200%	1/25/23	A+	1,681,848

1,560	JP Morgan Chase & Company	3.900%	7/15/25	A+	1,602,051

795	JP Morgan Chase & Company	2.950%	10/01/26	A+	757,660

1,150	JP Morgan Chase & Company	6.400%	5/15/38	A+	1,487,781

1,095	Lloyds Banking Group PLC	3.100%	7/06/21	A+	1,107,626

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,254,836

1,400	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,424,254

1,220	Societe Generale, 144A	5.000%	1/17/24	A–	1,237,512

1,470	Standard Chartered PLC, 144A	5.700%	3/26/44	A3	1,465,650
29,495	Total Banks				30,341,540

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 0.5%

$1,905	Baxalta, Inc.	4.000%	6/23/25	BBB–	$1,908,141

	Building Products – 0.6%

635	LafargeHolcim Finance US LLC, 144A	3.500%	9/22/26	BBB	614,343

1,385	Owens Corning Incorporated	4.200%	12/15/22	BBB	1,436,817
2,020	Total Building Products				2,051,160

	Capital Markets – 4.6%

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,369,450

3,630	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	3,761,562

2,450	Lazard Group LLC	3.625%	3/01/27	A–	2,324,364

4,105	Morgan Stanley	5.500%	7/28/21	A	4,544,945

2,825	Morgan Stanley	3.950%	4/23/27	A–	2,792,216
16,010	Total Capital Markets				16,792,537

	Chemicals – 1.6%

2,000	Agrium Inc.	3.375%	3/15/25	BBB	1,934,788

875	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	920,938

1,425	LYB International Finance BV	4.000%	7/15/23	Baa1	1,482,963

505	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	508,787

1,075	PolyOne Corporation	5.250%	3/15/23	BB–	1,091,125
5,880	Total Chemicals				5,938,601

	Commercial Services & Supplies – 0.1%

440	APX Group, Inc.	7.875%	12/01/22	B1	476,300

	Construction & Engineering – 0.2%

555	AECOM Technology Corporation	5.750%	10/15/22	BB	586,635

	Consumer Finance – 1.7%

1,225	Ally Financial Inc.	5.750%	11/20/25	BB	1,221,938

1,148	Capital One Bank	3.375%	2/15/23	Baa1	1,136,086

1,790	Discover Financial Services	5.200%	4/27/22	BBB+	1,926,538

2,000	Ford Motor Credit Company	4.250%	9/20/22	BBB	2,058,350
6,163	Total Consumer Finance				6,342,912

	Containers & Packaging – 1.1%

750	Cascades Inc., 144A	5.750%	7/15/23	BB–	761,250

1,145	Packaging Corporation of America	3.650%	9/15/24	BBB	1,148,341

680	Reynolds Group, 144A	5.125%	7/15/23	B+	691,050

1,445	Rock-Tenn Company	4.900%	3/01/22	BBB	1,567,068
4,020	Total Containers & Packaging				4,167,709

	Diversified Financial Services – 0.9%

1,720	BNP Paribas, 144A	4.375%	5/12/26	A	1,695,232

NUVEEN	51

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$1,475	Rabobank Nederland	3.950%	11/09/22	A	$1,515,673
3,195	Total Diversified Financial Services				3,210,905

	Diversified Telecommunication Services – 3.5%

2,270	AT&T, Inc.	3.800%	3/15/22	A–	2,324,730

1,315	AT&T, Inc.	5.550%	8/15/41	A–	1,366,804

375	Frontier Communications Corporation	11.000%	9/15/25	BB	387,188

2,190	Qwest Corporation	6.750%	12/01/21	BBB–	2,376,150

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,619,629

1,000	Verizon Communications	5.150%	9/15/23	A–	1,104,591

570	Verizon Communications	3.500%	11/01/24	A–	567,467

800	Verizon Communications	4.125%	8/15/46	A–	722,554

1,330	Verizon Communications	4.862%	8/21/46	A–	1,345,057
12,460	Total Diversified Telecommunication Services				12,814,170

	Electronic Equipment, Instruments & Components – 0.2%

565	Anixter Inc.	5.125%	10/01/21	BB+	587,600

	Energy Equipment & Services – 0.8%

1,070	Nabors Industries Inc., 144A	5.500%	1/15/23	BBB–	1,114,137

1,600	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	1,618,528
2,670	Total Energy Equipment & Services				2,732,665

	Equity Real Estate Investment Trusts – 2.3%

1,410	American Tower Company	5.000%	2/15/24	BBB	1,516,432

785	Crown Castle International Corporation	3.700%	6/15/26	BBB–	769,393

580	Geo Group Inc.	6.000%	4/15/26	BB–	569,850

1,865	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	1,887,744

1,815	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,805,834

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	Baa2	1,272,434

465	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	476,625
8,120	Total Equity Real Estate Investment Trusts				8,298,312

	Food & Staples Retailing – 0.8%

825	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	705,375

1,225	Sysco Corporation	3.300%	7/15/26	A3	1,200,354

1,000	Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	860,000
3,050	Total Food & Staples Retailing				2,765,729

	Food Products – 0.8%

1,200	Bunge Limited Finance Company	3.250%	8/15/26	BBB	1,150,616

1,045	Kraft Heinz Foods Company	4.375%	6/01/46	BBB–	981,368

750	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	750,000
2,995	Total Food Products				2,881,984

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Equipment & Supplies – 0.1%

$135	Tenet Healthcare Corporation	4.375%	10/01/21	BB–	$132,975

200	Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	208,500
335	Total Health Care Equipment & Supplies				341,475

	Health Care Providers & Services – 0.5%

540	Lifepoint Health Inc., 144A	5.375%	5/01/24	Ba2	528,930

1,065	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	1,170,870
1,605	Total Health Care Providers & Services				1,699,800

	Hotels, Restaurants & Leisure – 0.4%

535	MGM Resorts International Inc.	6.000%	3/15/23	BB	577,800

1,000	Wynn Macau Limited, 144A	5.250%	10/15/21	Ba3	1,007,500
1,535	Total Hotels, Restaurants & Leisure				1,585,300

	Household Durables – 1.0%

450	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	460,125

875	Harman International Industries, Inc.	4.150%	5/15/25	BBB–	902,244

350	Lennar Corporation	4.750%	4/01/21	Ba1	361,375

1,230	Newell Brands Inc.	4.200%	4/01/26	BBB–	1,282,097

565	PulteGroup Inc.	5.500%	3/01/26	BB+	560,762
3,470	Total Household Durables				3,566,603

	Independent Power & Renewable Electricity Producers – 0.1%

480	Dynegy Inc., 144A	8.000%	1/15/25	B+	447,600

	Insurance – 1.8%

385	AFLAC Insurance	6.450%	8/15/40	A–	503,358

555	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	452,325

2,030	Lincoln National Corporation	4.000%	9/01/23	A–	2,113,965

1,000	Symetra Financial Corporation	4.250%	7/15/24	Baa1	986,978

1,020	Unum Group	4.000%	3/15/24	BBB	1,022,989

1,440	XLIT Limited	4.450%	3/31/25	BBB	1,426,081
6,430	Total Insurance				6,505,696

	Internet Software & Services – 0.4%

1,370	eBay Inc.	3.800%	3/09/22	BBB+	1,413,991

	Leisure Products – 0.5%

1,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,921,085

	Machinery – 0.8%

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,243,627

1,480	Pentair Finance SA	4.650%	9/15/25	BBB–	1,516,118
2,600	Total Machinery				2,759,745

NUVEEN	53

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 3.8%

$2,155	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	$2,647,831

1,065	CBS Corporation	4.000%	1/15/26	BBB	1,081,696

1,060	Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	1,115,776

560	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	548,532

1,000	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	953,516

610	Dish DBS Corporation	5.125%	5/01/20	Ba3	631,350

1,895	NBC Universal Media LLC	6.400%	4/30/40	A–	2,446,371

510	Numericable Group SA, 144A	6.000%	5/15/22	B+	523,388

1,635	SES SA, 144A	3.600%	4/04/23	BBB	1,594,779

1,290	Time Warner Inc.	3.875%	1/15/26	BBB+	1,289,608

760	Tribune Media Company	5.875%	7/15/22	BB–	770,450

375	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	385,313
12,915	Total Media				13,988,610

	Metals & Mining – 0.7%

500	Alcoa Inc.	5.400%	4/15/21	BBB–	530,000

600	Allegheny Technologies Inc.	7.875%	8/15/23	B	588,000

880	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	792,000

550	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB–	603,547
2,530	Total Metals & Mining				2,513,547

	Oil, Gas & Consumable Fuels – 5.7%

820	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	937,629

1,070	Apache Corporation	4.250%	1/15/44	BBB	1,052,753

1,685	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	2,101,188

763	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	679,070

460	Calumet Specialty Products	6.500%	4/15/21	CCC+	389,850

370	Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	393,249

500	CONSOL Energy Inc.	5.875%	4/15/22	B	490,000

760	Continental Resources Inc.	5.000%	9/15/22	BB+	767,136

1,125	EnLink Midstream Partners LP	4.150%	6/01/25	BBB–	1,090,602

700	Hess Corporation	3.500%	7/15/24	BBB–	672,951

385	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	401,363

955	Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	976,144

345	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	340,687

1,000	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	890,000

1,335	MPLX LP	4.875%	6/01/25	BBB–	1,370,897

630	Petro Canada	6.800%	5/15/38	A–	815,702

1,050	Petroleos Mexicanos, 144A	5.375%	3/13/22	BBB+	1,075,179

1,150	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	1,242,077

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$500	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	$535,000

880	Southwestern Energy Company	4.100%	3/15/22	BB	831,424

495	Targa Resources Inc.	4.250%	11/15/23	BB–	473,344

750	Transocean Inc.	5.550%	10/15/22	BB–	658,125

1,185	Valero Energy Corporation	3.400%	9/15/26	BBB	1,133,559

1,380	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	1,346,382
20,293	Total Oil, Gas & Consumable Fuels				20,664,311

	Paper & Forest Products – 0.7%

1,785	Domtar Corporation	6.750%	2/15/44	BBB–	1,810,376

990	Resolute Forest Products	5.875%	5/15/23	B+	891,000
2,775	Total Paper & Forest Products				2,701,376

	Personal Products – 0.5%

1,265	International Paper Company	8.700%	6/15/38	BBB	1,826,757

	Pharmaceuticals – 0.5%

1,000	Endo Finance LLC / Endo Finco Inc., 144A	6.500%	2/01/25	B	832,500

1,215	Teva Pharmaceutical Finance III	3.150%	10/01/26	BBB	1,118,459
2,215	Total Pharmaceuticals				1,950,959

	Road & Rail – 0.1%

450	Avis Budget Car Rental, 144A, (3)	6.375%	4/01/24	BB–	449,437

	Software – 0.5%

2,000	Total System Services Inc.	3.750%	6/01/23	BBB–	1,984,344

	Specialty Retail – 1.4%

1,005	AutoNation Inc.	4.500%	10/01/25	BBB–	1,015,440

1,255	Bed Bath and Beyond Incorporated, (3)	4.915%	8/01/34	BBB+	1,253,860

500	Guitar Center Inc., 144A	6.500%	4/15/19	B2	453,750

2,410	Signet UK Finance PLC	4.700%	6/15/24	BBB–	2,306,985
5,170	Total Specialty Retail				5,030,035

	Technology Hardware, Storage & Peripherals – 0.9%

1,930	Hewlett Packard Enterprise Co	5.150%	10/15/25	A–	1,989,060

520	NCR Corporation	5.000%	7/15/22	BB	530,400

710	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	781,000
3,160	Total Technology Hardware, Storage & Peripherals				3,300,460

	Textiles, Apparel & Luxury Goods – 0.2%

800	Levi Strauss & Company	5.000%	5/01/25	BB+	800,000

	Trading Companies & Distributors – 0.5%

1,425	Air Lease Corporation	3.875%	4/01/21	BBB	1,464,059

270	United Rentals North America Inc.	5.875%	9/15/26	BB–	277,763
1,695	Total Trading Companies & Distributors				1,741,822

NUVEEN	55

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 1.5%

$625	Altice Financing SA, 144A	6.625%	2/15/23	BB–	$642,187

1,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	976,519

840	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	885,108

750	Sprint Corporation	7.250%	9/15/21	B+	796,875

1,410	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	1,412,637

725	T-Mobile USA Inc.	6.731%	4/28/22	BB	757,625
5,350	Total Wireless Telecommunication Services				5,470,951
$187,545	Total Corporate Bonds (cost $187,842,334)				192,344,471

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.8%

	Banks – 2.4%

$770	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (3), (4)	6.750%	N/A (5)	Baa1	$812,896

835	Bank of America Corporation	6.300%	N/A (5)	BB+	872,575

990	Citigroup Inc.	6.250%	N/A (5)	BB+	1,018,710

1,160	HSBC Holdings PLC, (3), (4)	6.875%	N/A (5)	BBB	1,223,800

1,250	JP Morgan Chase & Company	6.750%	N/A (5)	BBB–	1,346,875

1,525	Nordea Bank AB, 144A, (4)	6.125%	N/A (5)	BBB	1,475,742

590	Standard Chartered PLC, 144A, (4)	7.500%	N/A (5)	Ba1	588,525

1,485	SunTrust Bank Inc., (3)	5.625%	N/A (5)	Baa3	1,520,269
8,605	Total Banks				8,859,392

	Capital Markets – 0.5%

780	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	747,825

1,000	UBS Group AG, Reg S, (4)	7.125%	N/A (5)	BB+	1,027,700
1,780	Total Capital Markets				1,775,525

	Commercial Services & Supplies – 0.2%

770	AerCap Global Aviation Trust, 144A (3)	6.500%	6/15/45	BB	776,737

	Consumer Finance – 0.6%

985	American Express Company	5.200%	N/A (5)	Baa2	977,613

1,165	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	1,179,562
2,150	Total Consumer Finance				2,157,175

	Diversified Financial Services – 0.6%

1,200	BNP Paribas, 144A, (4)	7.625%	N/A (5)	BBB–	1,266,120

1,035	BNP Paribas, 144A, (4)	7.375%	N/A (5)	BBB–	1,041,411
2,235	Total Diversified Financial Services				2,307,531

	Electric Utilities – 0.5%

1,785	Electricite de France, 144A	5.250%	N/A (5)	BBB	1,677,900

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.4%

$1,300	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	$1,326,000

	Industrial Conglomerates – 0.5%

1,851	General Electric Company	5.000%	N/A (5)	A	1,920,783

	Insurance – 1.1%

1,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,033,900

1,395	Principal Financial Group	4.700%	5/15/55	Baa2	1,367,100

1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,482,255
3,895	Total Insurance				3,883,255
$24,371	Total $1,000 Par (or similar) Institutional Preferred (cost $24,060,618)				24,684,298

Principal Amount (000)	Description (1)		Optional Call Provisions (6)	Ratings (2)	Value

	MUNICIPAL BONDS – 2.0%

	Massachusetts – 0.7%

$2,295	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016J, 5.000%, 12/01/36		12/26 at 100.00	AA+	$2,675,511

	New York – 0.7%

980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2016A Group A, 5.000%, 2/15/39		8/26 at 100.00	AAA	1,124,226

685	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2016 Series E-1, 5.000%, 2/01/35		2/26 at 100.00	AAA	787,942

655	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/36		5/26 at 100.00	AAA	753,473
2,320	Total New York				2,665,641

	Texas – 0.6%

1,725	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46		12/25 at 100.00	AA+	1,952,786
$6,340	Total Municipal Bonds (cost $7,170,682)				7,293,938

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 35.2%

$2,500	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$2,522,960

1,570	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	1,611,418

3,165	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	3,537,770

540	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/17/48	A–	523,666

345	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	260,509

237	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	41,543

1,100	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB–	1,079,552

NUVEEN	57

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,050		Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB+	$1,040,294

3,010		capital One Multi-Asset Execution Trust, Series 2016-A4	1.330%	6/15/22	AAA	2,968,332

2,342		CitiBank Credit Card Issuance Trust, Series 2014-A1	2.880%	1/23/23	Aaa	2,400,172

1,785		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.126%	3/12/48	A–	1,705,368

1,485		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	1,407,918

1,795		Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A	3.004%	10/17/34	AA–	1,803,442

100		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	A+	101,044

474		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.537%	2/25/34	BB+	454,231

18		Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.834%	9/25/23	Baa3	20,229

1,998		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.181%	4/25/33	A	1,982,951

58		Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	65,364

256		Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	289,645

453		Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	525,393

453		Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	537,023

317		Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	358,169

913		Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	1,014,419

159		Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	179,784

584		Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	660,531

206		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	217,729

60		Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	65,070

168		Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	195,957

106		Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	125,415

622		Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	713,510

57		Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	57,471

837		Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	971,265

1,539		Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	1,744,058

1,103		Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	1,248,050

494		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	551,189

148		Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	167,972

418		Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	480,822

487		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	565,426

1,718		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	1,852,127

—	(7)	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	178

—	(7)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	112

2,102		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	2,262,597

2,259		Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	2,461,654

58	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,892	Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	$4,095,375

2,109	Fannie Mae Mortgage Pool AS3907	4.000%	11/01/44	Aaa	2,216,964

2,389	Fannie Mae Mortgage Pool AS6652	3.500%	2/01/46	Aaa	2,448,412

2,579	Fannie Mae Mortgage Pool AS6880	3.500%	3/01/46	Aaa	2,643,710

3,678	Fannie Mae Mortgage Pool AS7544, (WI/DD)	3.500%	7/01/46	Aaa	3,771,337

3,130	Fannie Mae Mortgage Pool AT2722	3.000%	5/01/43	Aaa	3,126,786

908	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	958,348

1,905	Fannie Mae Mortgage Pool MA2484	4.000%	12/01/45	Aaa	2,002,903

7,507	Fannie Mae Mortgage Pool MA2808, (WI/DD)	4.000%	11/01/46	Aaa	7,895,702

2	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1988-24 G	7.000%	10/25/18	Aaa	1,995

1	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1989-44 H	9.000%	7/25/19	Aaa	1,158

1	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1989-90 E	8.700%	12/25/19	Aaa	676

1	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1990-30 E	6.500%	3/25/20	Aaa	1,461

4	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1990-61 H	7.000%	6/25/20	Aaa	4,650

4	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1990-72 B	9.000%	7/25/20	Aaa	4,548

6	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1990-102 J	6.500%	8/25/20	Aaa	6,658

44	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1990-105 J	6.500%	9/25/20	Aaa	46,270

17	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1991-56 M	6.750%	6/25/21	Aaa	17,586

29	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1991-134 Z	7.000%	10/25/21	Aaa	31,344

3	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1992-120 C	6.500%	7/25/22	Aaa	3,028

150	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1996-35 Z	7.000%	7/25/26	Aaa	166,436

904	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 2005-62 JE	5.000%	6/25/35	Aaa	967,847

788	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates W 2003-W1 B1	3.958%	12/25/42	AAA	285,338

1,000	Fannie Mae TBA, Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	1,089,100

5,465	Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	5,875,968

2,235	Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	2,348,538

3,850	Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	3,943,555

14,625	Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	14,518,237

NUVEEN	59

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$—	(7)	Federal Home Loan Mortgage Corporation, REMIC R 6 C	9.050%	6/15/19	Aaa	$175

4		Federal Home Loan Mortgage Corporation, REMIC R 1022 J	6.000%	12/15/20	Aaa	4,442

6		Federal Home Loan Mortgage Corporation, REMIC R 1118 Z	8.250%	7/15/21	Aaa	6,916

8		Federal Home Loan Mortgage Corporation, REMIC R 162 F	7.000%	5/15/21	Aaa	8,641

5		Federal Home Loan Mortgage Corporation, REMIC R 1790 A	7.000%	4/15/22	Aaa	5,141

29		Federal Home Loan Mortgage Corporation, REMIC R 188 H	7.000%	9/15/21	Aaa	30,999

314		Federal Home Loan Mortgage Corporation, REMIC R 3591 FP	1.304%	6/15/39	Aaa	315,736

227		Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	256,381

363		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	409,517

257		Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	292,493

31		Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	31,615

136		Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	137,565

85		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	92,223

1,000		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711, 144A	3.562%	8/25/45	A	1,017,626

1,315		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	1,334,610

469		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	506,780

495		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	536,183

2,320		Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,724,314

93		Government National Mortgage Association Pool MS 2015-GC32 D	7.500%	11/15/30	Aaa	101,800

2,728		Government National Mortgage Association Pool 537699	4.500%	2/20/41	Aaa	2,937,581

2,000		Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2, 144A	3.687%	10/15/48	AA	1,986,179

423		IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.978%	3/25/35	BBB+	421,687

1,590		Invitation Homes Trust 2014-SFR1, 144A	3.336%	6/19/31	Baa1	1,590,016

630		JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.702%	5/15/48	BBB–	447,232

178		Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.316%	4/25/38	A+	177,881

759		Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	779,835

1,541		Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,649,416

895		Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.242%	4/17/48	BBB–	687,651

517		Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	526,928

1,940		New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	1,939,998

1,915		OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	1,909,614

175		Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	3.122%	8/25/34	N/R	173,369

60	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,253		United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	$3,389,260

2,000		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.205%	10/20/35	D	1,728,573

1,570		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass Through Certificates, Series 2015-C26, 144A	3.586%	2/18/48	BBB–	1,106,762

625		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15, 144A	4.480%	8/17/46	BBB–	546,041
$126,153		Total Asset-Backed and Mortgage-Backed Securities (cost $126,146,736)				128,057,439

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 0.7%

		Costa Rica – 0.2%

$1,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	$914,070

		Mexico – 0.5%

351	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	1,742,192
		Total Sovereign Debt (cost $3,696,517)				2,656,262
		Total Long-Term Investments (cost $348,916,887)				355,036,408

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.6%

		Money Market Funds – 1.6%

5,646,435		First American Government Obligations Fund, Class X, (10)	0.467% (9)			$5,646,435
		Total Investments Purchased with Collateral from Securities Lending (cost $5,646,435)				5,646,435

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 12.0%

		Money Market Funds – 12.0%

43,566,816		First American Treasury Obligations Fund, Class Z	0.389% (9)			$43,566,816
		Total Short-Term Investments (cost $43,566,816)				43,566,816
		Total Investments (cost $398,130,138) – 111.1%				404,249,659
		Other Assets Less Liabilities – (11.1)% (11)				(40,265,975)
		Net Assets – 100%				$363,983,684

NUVEEN	61

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Investments in Derivatives as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Mexican Peso	39,550,000	U.S. Dollar	1,930,257	2/17/17	$35,406
Bank of America, N.A.	South Korean Won	4,400,000,000	U.S. Dollar	3,758,756	2/06/17	115,689
Bank of America, N.A.	U.S. Dollar	3,777,473	South Korean Won	4,400,000,000	2/06/17	(134,405)
Citigroup Global Markets, Inc.	Japanese Yen	209,000,000	U.S. Dollar	1,821,605	2/17/17	28,886
Citigroup Global Markets, Inc.	Mexican Peso	75,000,000	U.S. Dollar	3,607,937	1/17/17	160
Citigroup Global Markets, Inc.	U.S. Dollar	1,794,654	Japanese Yen	209,000,000	2/17/17	(1,935)
Goldman Sacks Bank USA	Canadian Dollar	672,000	U.S. Dollar	501,163	1/20/17	526
Goldman Sacks Bank USA	U.S. Dollar	501,777	Canadian Dollar	672,000	1/20/17	(1,140)
Morgan Stanley & Co. LLC	South African Rand	57,000,000	U.S. Dollar	4,030,405	1/13/17	(108,710)
Morgan Stanley & Co. LLC	U.S. Dollar	4,010,512	South African Rand	57,000,000	1/13/17	128,603
						$63,080

Credit Default Swaps

Clearing Broker	Referenced Entity	Buy/Sell Protection (12)	Current Credit Spread (13)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.*	Markit iTraxx	Buy	3.54%	$11,500,000	5.000%	12/20/21	$(730,577)	$(19,422)	$(66,352)
*	Chicago Mercantile Exchange is the clearing house for this transaction.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	54	3/17	$6,353,859	$8,859	$(22,490)
U.S. Treasury 10-Year Note	Short	(188)	3/17	(23,364,875)	(64,625)	20,169
U.S. Treasury Ultra Bond	Short	(12)	3/17	(1,923,000)	(11,625)	(6,288)
				$(18,934,016)	$(67,391)	$(8,609)
*	Total aggregate Notional Amount at Value of long and short positions is $6,353,859 and $(25,287,875), respectively.

62	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,472,914.

(4)	Contingent Capital Securities (CoCos) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investments in CoCos was $7,436,194, representing 2.0% and 1.8% of Net Assets and Total Investments, respectively.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(10)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(13)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MXN	Mexican Peso

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	63

Nuveen High Income Bond Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 91.4%

	COMMON STOCKS – 1.1%

	Banks – 0.3%

30,000	CIT Group Inc.	$1,280,400

	Building Products – 0.0%

527	Dayton Superior Class A, (2), (3)	30,195

585	Dayton Superior Class 1, (2), (3)	33,550
	Total Building Products	63,745

	Capital Markets – 0.0%

5,732	Adamas Finance Asia Limited, (2)	3,468

20,000	Och-Ziff Capital Management Group, Class A Shares	66,200
	Total Capital Markets	69,668

	Electric Utilities – 0.1%

17,125	Vistra Energy Corporation	265,438

	Energy Equipment & Services – 0.1%

1,644	Key Energy Services Inc.	52,309

15,000	Patterson-UTI Energy, Inc.	403,800
	Total Energy Equipment & Services	456,109

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)	50

	Oil, Gas & Consumable Fuels – 0.6%

2,254	Alpha Natural Resources Inc., (3)	—

2,254	Alpha Natural Resources Inc., (3)	—

30,000	Arch Coal Inc., (4)	2,341,500

50,119	Connacher Oil and Gas Limited, (2), (3)	75

4,145	Penn Virginia Corporation, (2)	203,117
	Total Oil, Gas & Consumable Fuels	2,544,692

	Paper & Forest Products – 0.0%

19,000	Verso Corporation, (2)	134,900
	Total Common Stocks (cost $5,779,776)	4,815,002

Shares	Description (1), (14)	Value

	EXCHANGE-TRADED FUNDS – 0.2%

18,000	SPDR® S&P® Regional Banking ETF, (4)	$1,000,260
	Total Exchange-Traded Funds (cost $812,118)	1,000,260

64	NUVEEN

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.5%

	Electric Utilities – 0.5%

50,000	Exelon Corporation	6.500%		BB+	$2,420,500

	Independent Power & Renewable Electricity Producers – 0.2%

29,500	Dynegy Inc.	5.375%		N/R	953,145

	Multi-Utilities – 0.5%

27,000	Dominion Resources Inc.	6.375%		Baa3	1,351,620

20,000	DTE Energy Company	5.000%		BBB–	1,060,000
	Total Multi-Utilities				2,411,620

	Oil, Gas & Consumable Fuels – 0.3%

29,700	Anadarko Petroleum Corporation, (4)	7.500%		N/R	1,228,095
	Total Convertible Preferred Securities (cost $8,063,947)				7,013,360

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.9% (8)

	Containers & Packaging – 0.2%

$1,000	Packaging Coordinators Inc., Second Lien Term Loan	9.750%	6/30/24	CCC+	$985,000

	Diversified Financial Services – 0.4%

1,975	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	1,977,479

	Diversified Telecommunication Services – 0.3%

1,384	Birch Communications Inc., First Lien Term Loan B	7.750%	4/19/20	B	1,245,090

	Hotels, Restaurants & Leisure – 0.4%

987	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB–	992,404

656	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B	660,147
1,643	Total Hotels, Restaurants & Leisure				1,652,551

	Independent Power & Renewable Electricity Producers – 0.4%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B	128,641

1,640	Empire Generating Company LLC	5.250%	3/13/21	B	1,617,130
1,770	Total Independent Power & Renewable Electricity Producers				1,745,771

	Oil, Gas & Consumable Fuels – 0.6%

508	Arch Coal, Inc., First Lien Term Loan PIK EXIT	10.000%	10/05/21	N/R	517,279

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	CCC–	1,782,217

2,000	Samson Investment Company Second Lien Term Loan, (9)	5.000%	9/25/18	N/R	490,000
5,001	Total Oil, Gas & Consumable Fuels				2,789,496

	Professional Services – 0.6%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	2,001,250

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,001,250
3,000	Total Professional Services				3,002,500
$15,773	Total Variable Rate Senior Loan Interests (cost $14,724,589)				13,397,887

NUVEEN	65

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.6%

	Capital Markets – 0.6%

127,330	Morgan Stanley	4.000%		Ba1	$2,928,590

	Equity Real Estate Investment Trusts – 0.4%

72,767	Northstar Realty Finance Corporation	8.500%		N/R	1,853,375

	Food Products – 0.2%

34,685	CHS Inc.	6.750%		N/R	911,522

	Household Durables – 0.1%

63,610	Hovnanian Enterprises Incorporated	7.625%		Ca	459,264

	Insurance – 0.3%

60,000	AmTrust Financial Services Inc.	7.250%		N/R	1,497,600

	Mortgage Real Estate Investment Trusts – 0.6%

60,000	Colony Financial Inc.	7.500%		N/R	1,497,600

50,960	Colony Financial Inc.	7.125%		N/R	1,187,368
	Total Mortgage Real Estate Investment Trusts				2,684,968

	Oil, Gas & Consumable Fuels – 0.4%

60,000	Nustar Energy LP	8.500%		BB+	1,611,000
	Total $25 Par (or similar) Retail Preferred (cost $11,570,034)				11,946,319

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 75.1%

	Aerospace & Defense – 1.1%

$1,500	Bombardier Inc., 144A	7.500%	3/15/25	B	$1,482,030

3,500	StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	3,683,750
	Total Aerospace & Defense				5,165,780

	Airlines – 1.1%

2,000	American Airlines Group Inc., 144A	5.500%	10/01/19	BB–	2,065,000

175	American Airlines Group Inc., 144A, (4)	4.625%	3/01/20	BB–	177,187

3,875	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	2,673,750
	Total Airlines				4,915,937

	Auto Components – 0.4%

1,950	Tupy S/A, 144A	6.625%	7/17/24	BB	1,872,000

	Banks – 0.4%

2,000	Royal Bank of Scotland	5.125%	5/28/24	BBB	1,991,946

	Building Products – 0.9%

809	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	BB–	827,202

2,000	NWH Escrow Corporation, 144A	7.500%	8/01/21	B	1,680,000

2,800	Odebrecht Finance Limited, 144A	7.125%	6/26/42	B–	1,631,000
	Total Building Products				4,138,202

66	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Chemicals – 5.1%

$3,115	CF Industries Inc.	3.450%	6/01/23	BB+	$2,800,385

1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,237,965

3,835	CVR Partners LP / CVR Nitrogen Finance Corp., 144A, (4)	9.250%	6/15/23	B+	3,950,050

1,473	Hexion US Finance Corporation	8.875%	2/01/18	CCC	1,465,635

1,000	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	1,010,000

988	Kraton Polymers LLC/CAP, 144A, (4)	10.500%	4/15/23	B3	1,113,970

3,525	Momentive Performance Materials Inc., (3), (9)	8.875%	10/15/20	N/R	—

2,025	Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,903,500

2,000	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	2,020,000

2,115	Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	2,342,363

2,695	PolyOne Corporation	5.250%	3/15/23	BB–	2,735,425

500	Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB–	467,500

2,400	Tronox Finance LLC	6.375%	8/15/20	B	2,244,000
	Total Chemicals				23,290,793

	Commercial Services & Supplies – 1.3%

2,000	APX Group, Inc., (4)	8.750%	12/01/20	CCC+	2,015,000

2,315	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	2,303,425

1,500	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B2	1,530,000
	Total Commercial Services & Supplies				5,848,425

	Construction & Engineering – 0.9%

1,500	Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC	90,000

2,000	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,960,000

2,472	Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	2,249,313
	Total Construction & Engineering				4,299,313

	Construction Materials – 0.6%

2,750	Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,846,250

	Consumer Finance – 2.8%

2,800	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	2,870,000

350	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	337,750

1,850	Enova International, Inc.	9.750%	6/01/21	B–	1,845,375

2,000	First Data Corporation, 144A	7.000%	12/01/23	B	2,130,000

3,500	Navient Corporation	7.250%	9/25/23	BB	3,596,250

2,000	OneMain Financial Holdings, Inc., 144A	7.250%	12/15/21	B	2,085,000
	Total Consumer Finance				12,864,375

	Containers & Packaging – 0.6%

1,250	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,240,625

1,750	PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,513,750
	Total Containers & Packaging				2,754,375

NUVEEN	67

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Diversified Consumer Services – 0.5%

$3,185	Jones Group Inc.	6.125%	11/15/34	Caa3	$573,300

1,750	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,905,313
	Total Diversified Consumer Services				2,478,613

	Diversified Financial Services – 2.5%

1,250	BCD Acquisition, Inc., 144A	9.625%	9/15/23	B	1,337,500

3,470	CNG Holdings Inc., 144A	9.375%	5/15/20	Caa3	3,010,225

2,180	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,256,300

1,875	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,940,625

2,824	NewStar Financial, Inc.	7.250%	5/01/20	BB–	2,809,880
	Total Diversified Financial Services				11,354,530

	Diversified Telecommunication Services – 2.9%

2,000	CenturyLink Inc.	5.800%	3/15/22	BB+	2,044,260

3,350	CenturyLink Inc.	7.650%	3/15/42	BB+	2,931,250

2,350	Consolidated Communications Finance Company	6.500%	10/01/22	B–	2,332,375

1,000	Frontier Communications Corporation	10.500%	9/15/22	BB	1,051,300

1,000	Frontier Communications Corporation	11.000%	9/15/25	BB	1,032,500

2,675	GCI Inc., (4)	6.875%	4/15/25	BB–	2,715,125

1,367	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CC	840,705

1,013	IntelSat Limited	7.750%	6/01/21	Ca	331,758
	Total Diversified Telecommunication Services				13,279,273

	Electric Utilities – 0.3%

1,550	Talen Energy Supply LLC, (4)	6.500%	6/01/25	BB–	1,197,375

1,000	Texas Competitive Electric Holdings Co LLC / TCEH Finance, Inc., 144A	11.500%	10/01/20	N/R	10,000
	Total Electric Utilities				1,207,375

	Electronic Equipment, Instruments & Components – 0.3%

1,250	Ingram Micro Inc.	5.450%	12/15/24	BBB–	1,174,867

	Energy Equipment & Services – 2.1%

2,650	Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	2,285,625

3,750	Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	2,896,875

1,400	Noble Holding International Limited	7.750%	1/15/24	BB–	1,316,840

1,670	Pacific Drilling V Limited, 144A	7.250%	12/01/17	CCC	784,900

567	SAExploration Holdings Inc., 144A	10.000%	4/14/19	N/R	445,254

1,841	SESI, LLC, (4)	7.125%	12/15/21	BB–	1,873,218
	Total Energy Equipment & Services				9,602,712

	Equity Real Estate Investment Trusts – 0.3%

1,250	Communications Sales & Leasing Inc., 144A	7.125%	12/15/24	BB–	1,262,500

	Food & Staples Retailing – 2.0%

2,000	Albertson’s LLC, 144A	6.625%	6/15/24	B+	2,085,000

68	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Food & Staples Retailing (continued)

$1,819		Albertson’s, Inc.	7.450%	8/01/29	B–	$1,718,955

2,500		Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	2,137,500

1,250		Supervalu Inc.	7.750%	11/15/22	B	1,260,938

2,500		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	2,150,000
		Total Food & Staples Retailing				9,352,393

		Food Products – 0.6%

2,000		ESAL GmbH, 144A	6.250%	2/05/23	BB+	2,006,000

500		Marfrig Holding Europe BV, 144A	8.000%	6/08/23	BB–	517,550
		Total Food Products				2,523,550

		Gas Utilities – 0.4%

2,000		AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	2,020,000

		Health Care Equipment & Supplies – 1.3%

2,000		GreatBatch Limited, 144A	9.125%	11/01/23	CCC+	1,995,000

2,500		Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	2,606,250

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B–	1,388,250
		Total Health Care Equipment & Supplies				5,989,500

		Health Care Providers & Services – 1.4%

2,200		Community Health Systems, Inc.	6.875%	2/01/22	B	1,529,000

1,775		HCA Inc.	5.250%	6/15/26	BBB–	1,834,906

1,500		Kindred Healthcare Inc.	8.750%	1/15/23	B–	1,402,500

1,500		Select Medical Corporation	6.375%	6/01/21	B–	1,500,000
		Total Health Care Providers & Services				6,266,406

		Hotels, Restaurants & Leisure – 3.2%

600		1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	627,000

1,500		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc.	9.375%	5/01/22	B–	1,616,250

3,400		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	3,366,000

1,100	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	CCC+	801,005

2,285		Scientific Games International Inc., (4)	6.250%	9/01/20	CCC+	1,942,250

2,000		Studio City Co Ltd, 144A	7.250%	11/30/21	BB–	2,070,000

2,210		Viking Cruises Limited, 144A	8.500%	10/15/22	B	2,292,875

2,100		Wynn Las Vegas LLC Corporation, 144A, (4)	5.500%	3/01/25	BB	2,083,200
		Total Hotels, Restaurants & Leisure				14,798,580

		Household Durables – 1.2%

2,750		Beazer Homes USA, Inc., 144A	8.750%	3/15/22	B–	2,970,000

2,500		KB Home	7.625%	5/15/23	B+	2,618,750
		Total Household Durables				5,588,750

		Independent Power & Renewable Electricity Producers – 1.8%

2,250		Atlantica Yield PLC, 144A	7.000%	11/15/19	B+	2,295,000

NUVEEN	69

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Independent Power & Renewable Electricity Producers (continued)

$1,500		DPL, Inc.	7.250%	10/15/21	BB	$1,530,000

500		Dynegy Inc.	7.375%	11/01/22	B+	477,500

2,000		Dynegy Inc., 144A	8.000%	1/15/25	B+	1,865,000

2,000		NRG Energy Inc., 144A, (4)	7.250%	5/15/26	BB–	1,990,000
		Total Independent Power & Renewable Electricity Producers				8,157,500

		Industrial Conglomerates – 0.2%

1,000		Techniplas, LLC, 144A	10.000%	5/01/20	B	867,500

		Insurance – 0.6%

3,000		Genworth Financial Inc.	7.625%	9/24/21	Ba3	2,767,500

		Internet Software & Services – 1.7%

3,975		Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	4,044,562

3,300		Inception Merger Sub Inc / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	3,492,885
		Total Internet Software & Services				7,537,447

		Leisure Products – 0.2%

1,500	CAD	Gateway Casinos & Entertainment Limited, 144A	8.500%	11/26/20	B+	1,078,092

		Machinery – 1.0%

1,500		BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,462,500

1,750		CNH Industrial Capital LLC, (4)	4.375%	11/06/20	Ba1	1,795,938

1,500		Xerium Technologies, 144A	9.500%	8/15/21	B	1,496,250
		Total Machinery				4,754,688

		Marine – 2.3%

3,000		Eletson Holdings Inc., 144A, (4)	9.625%	1/15/22	B+	2,190,000

2,900		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	2,465,000

1,836		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	1,735,020

2,150		Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	1,806,000

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,134,000
		Total Marine				10,330,020

		Media – 6.9%

2,500		Altice S.A, 144A	7.750%	5/15/22	B	2,668,750

2,500		CBS Radio, Inc., 144A	7.250%	11/01/24	B–	2,612,500

2,000		CCO Holdings LLC Finance Corporation	5.250%	9/30/22	BB+	2,070,000

1,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	1,900,875

925		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	705,312

3,450		Clear Channel Communications, Inc.	7.250%	10/15/27	CC	1,483,500

1,000		Clear Channel Worldwide	6.500%	11/15/22	BB–	1,022,500

2,000		Dish DBS Corporation	6.750%	6/01/21	Ba3	2,170,000

1,750		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,855,000

1,750		McClatchy Company, (4)	9.000%	12/15/22	B1	1,863,750

70	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Media (continued)

$500		MHGE Parent LLC / MHGE Parent Finance, Inc., 144A, (4)	8.500%	8/01/19	B–	$502,500

2,500		Numericable Group SA, 144A	6.000%	5/15/22	B+	2,565,625

3,350		Numericable Group SA, 144A	7.375%	5/01/26	B+	3,421,188

2,750		Radio One Inc., 144A	7.375%	4/15/22	B	2,722,500

750		SiTV Inc., 144A	10.375%	7/01/19	B–	457,500

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,425,288

1,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	1,032,500
		Total Media				31,479,288

		Metals & Mining – 5.4%

2,250		AK Steel Corporation, (4)	7.625%	10/01/21	B–	2,421,563

1,500		Alcoa Nederland Holding BV, 144A	7.000%	9/30/26	BB–	1,642,500

1,750		Allegheny Technologies Inc.	7.875%	8/15/23	B	1,715,000

1,000		Cliffs Natural Resources Inc.	4.875%	4/01/21	Caa2	930,000

2,000	EUR	Constellium N.V, 144A	4.625%	5/15/21	CCC+	2,030,457

3,349		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	3,340,628

2,000		FMG Resources, 144A	9.750%	3/01/22	BBB–	2,320,140

2,395		Hudbay Minerals, Inc., 144A	7.625%	1/15/25	B	2,489,315

2,250		IAMGOLD Corporation, 144A	6.750%	10/01/20	B+	2,193,750

3,505		Northland Resources AB, Reg S, 144A	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, Reg S, 144A, (9)	4.000%	10/15/20	N/R	16

2,500		Teck Resources Limited	6.125%	10/01/35	BB	2,431,250

1,885		United States Steel Corporation, 144A	8.375%	7/01/21	BB	2,083,924

1,385		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	1,263,813
		Total Metals & Mining				24,897,400

		Multiline Retail – 0.4%

2,000		J.C. Penney Company Inc.	7.400%	4/01/37	B+	1,800,000

		Oil, Gas & Consumable Fuels – 11.6%

2,542		American Eagle Energy Corporation, 144A, (9)	11.000%	9/01/19	N/R	6,356

2,900		Armstrong Energy Inc.	11.750%	12/15/19	Caa2	1,827,000

2,150		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B	2,112,375

2,850		California Resources Corporation, 144A	8.000%	12/15/22	CCC+	2,536,500

1,100		Calumet Specialty Products	7.625%	1/15/22	CCC+	932,250

3,000		CGG SA	6.875%	1/15/22	CCC	1,380,000

3,240		Cheniere Corpus Christi Holdings, LLC, 144A	5.875%	3/31/25	BB–	3,305,804

2,950		Chesapeake Energy Corporation	6.875%	11/15/20	B–	2,950,000

1,500		Chesapeake Energy Corporation, 144A	8.000%	1/15/25	B–	1,530,000

2,474		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	12.000%	11/01/21	B–	2,572,960

1,950		CONSOL Energy Inc.	5.875%	4/15/22	B	1,911,000

NUVEEN	71

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,723	EP Energy LLC and Everest Acquisition Finance, Inc.	6.375%	6/15/23	CCC+	$2,941,170

2,275	EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	1,603,875

2,550	Genesis Energy LP	5.750%	2/15/21	B+	2,575,500

3,300	Golden Close Maritime Corporation Limited, 144A, Reg S, (9)	9.000%	10/24/19	N/R	948,882

2,000	Gulfport Energy Corporation, 144A	6.375%	5/15/25	B+	2,025,400

2,125	Halcon Resources Corporation, 144A, (4)	8.625%	2/01/20	B–	2,210,000

390	Halcon Resources Corporation, 144A	12.000%	2/15/22	B–	425,100

1,700	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,678,750

1,705	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,517,450

2,704	Metro Exploration Holding Inc., (9)	11.500%	2/16/20	N/R	270

3,000	Peabody Energy Corporation, (9)	6.500%	9/15/20	C	1,837,500

750	Penn Virginia Corporation	8.500%	5/01/20	N/R	15,000

2,250	Range Resources Corporation, 144A	5.000%	3/15/23	BB+	2,227,500

1,750	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	1,719,375

600	SM Energy Company	6.750%	9/15/26	B+	618,000

860	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B+	903,000

2,030	Talos Production LLC, 144A	9.750%	2/15/18	CCC+	1,207,850

1,750	Teekay Corporation	8.500%	1/15/20	B+	1,662,500

1,500	Ultra Petroleum Corporation, 144A, (4), (9)	5.750%	12/15/18	N/R	1,395,000

1,445	Vanguard Natural Resources Finance, (9)	7.875%	4/01/20	CCC–	830,875

1,250	WPX Energy Inc.	7.500%	8/01/20	B	1,343,750

2,270	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	2,434,802
	Total Oil, Gas & Consumable Fuels				53,185,794

	Paper & Forest Products – 1.5%

2,500	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	1,375,000

2,500	Resolute Forest Products	5.875%	5/15/23	B+	2,250,000

3,400	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	3,179,000
	Total Paper & Forest Products				6,804,000

	Pharmaceuticals – 0.3%

1,700	VP Escrow Corporation, 144A	6.375%	10/15/20	B–	1,460,402

	Real Estate Management & Development – 1.3%

2,750	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	2,770,625

2,200	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,296,250

1,000	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	1,012,500
	Total Real Estate Management & Development				6,079,375

	Road & Rail – 1.6%

4,070	Herc Rentals, Inc., 144A	7.500%	6/01/22	B+	4,288,763

3,000	The Hertz Corporation, (4)	6.250%	10/15/22	B	2,812,500
	Total Road & Rail				7,101,263

72	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Software – 0.0%

$180	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	$186,525

	Specialty Retail – 0.4%

1,000	Neiman Marcus Group Inc., 144A, (4)	8.750%	10/15/21	CCC	707,500

1,000	Sally Holdings Inc.	5.750%	6/01/22	BB+	1,038,750
	Total Specialty Retail				1,746,250

	Technology Hardware, Storage & Peripherals – 0.3%

1,000	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	1,182,500

	Trading Companies & Distributors – 0.4%

2,000	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,980,000

	Wireless Telecommunication Services – 3.0%

2,000	Altice Financing SA, 144A	7.500%	5/15/26	BB–	2,080,000

2,000	Digicel Group, Limited, 144A	7.125%	4/01/22	B–	1,551,240

1,000	Digicel Limited, 144A	6.000%	4/15/21	B1	904,210

2,225	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,322,344

1,500	Hughes Satellite Systems Corporation, 144A	6.625%	8/01/26	BB–	1,507,500

3,000	Sprint Communications Inc.	7.000%	8/15/20	B+	3,180,330

1,000	Sprint Corporation	7.875%	9/15/23	B+	1,067,500

1,000	Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	1,040,000
	Total Wireless Telecommunication Services				13,653,124
	Total Corporate Bonds (cost $356,801,781)				343,935,113

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CONVERTIBLE BONDS – 0.5%

	Machinery – 0.5%

$2,250	Navistar International Corporation	4.750%	4/15/19	CCC–	$2,221,875
$2,250	Total Convertible Bonds (cost $2,099,920)				2,221,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.8%

	Banks – 2.7%

$1,600	HSBC Holdings PLC, (4), (12)	6.375%	N/A (11)	BBB	$1,592,000

2,000	Intesa Sanpaolo SpA, 144A, (12)	7.700%	N/A (11)	Ba3	1,877,500

1,903	Lloyd’s Banking Group PLC, (4), (12)	7.500%	N/A (11)	BB+	1,960,090

2,600	Societe Generale, 144A, (12)	7.375%	N/A (11)	BB+	2,595,632

2,000	SunTrust Capital Trust I, Series A	4.000%	N/A (11)	Baa3	1,615,000

3,000	UniCredit SpA, Reg S, (12)	8.000%	N/A (11)	BB–	2,752,500
13,103	Total Banks				12,392,722

NUVEEN	73

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Capital Markets – 0.5%

$2,184	Goldman Sachs Group Inc., (4)	5.700%	N/A (11)	Ba1	$2,238,163

	Commercial Services & Supplies – 0.6%

2,500	AerCap Global Aviation Trust, (4)	6.500%	6/15/45	BB	2,521,875

	Food Products – 1.0%

2,000	Dairy Farmers of America Inc., 144A	7.125%	N/A (11)	Baa3	2,067,500

500	Land O’ Lakes Incorporated, 144A	8.000%	N/A (11)	BB	510,000
2,000	Land O’Lakes Inc., 144A	8.000%	N/A (11)	BB	2,040,000
4,500	Total Food Products				4,617,500

	Industrial Conglomerates – 0.0%

2,000	OAS Financial Limited, 144A	8.875%	N/A (11)	N/R	98,000

	Oil, Gas & Consumable Fuels – 0.0%

300	DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	255,000
$24,587	Total $1,000 Par (or similar) Institutional Preferred (cost $23,542,074)				22,123,260

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED SECURITIES – 0.0%

$ — (13)	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1			AA	$435
$ — (13)	Total Asset-Backed Securities (cost $431)				435

Shares	Description (1), (14)				Value

	INVESTMENT COMPANIES – 2.7%

32,000	Adams Natural Resources Fund Inc.				$645,440

114,000	Blackrock Credit Allocation Income Trust IV				1,478,580

165,500	First Trust Strategic High Income Fund II				2,032,340

28,500	Gabelli Global Gold Natural Resources and Income Trust				151,050

189,500	Invesco Dynamic Credit Opportunities Fund				2,330,850

188,500	Pimco Income Strategy Fund				1,992,445

115,000	Pioneer Floating Rate Trust				1,365,050

120,422	Western Asset Emerging Market Debt Fund Incorporated				1,771,401

34,351	WhiteHorse Finance Incorporated				418,052
	Total Investment Companies (cost $12,630,889)				12,185,208

74	NUVEEN

Shares	Description (1)		Value

	WARRANTS – 0.0%

	Energy – 0.0%

261	Contura Energy, Inc., (3)		$8,786

336,891	Iona Energy Inc., (3)		—
	Total Energy		8,786

	Materials – 0.0%

3,165	Verso Corporation, (5)		348

	Oil, Gas & Consumable Fuels – 0.0%

161	Contura Energy, Inc.		11,431

	Telecommunication Services – 0.0%

6,707	FairPoint Communications Inc.		82

	Transportation – 0.0%

8,907	Jack Cooper Enterprises, 144A, (3)		—
	Total Warrants (cost $0)		20,647
	Total Long-Term Investments (cost $436,025,559)		418,659,366

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 8.9%

	Money Market Funds – 8.9%

40,763,041	First American Government Obligations Fund, Class X, (16)	0.467% (15)	$40,763,041
	Total Investments Purchased with Collateral from Securities Lending (cost $40,763,041)		40,763,041

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 7.3%

	Money Market Funds – 7.3%

33,718,096	First American Treasury Obligations Fund, Class Z	0.389% (15)	$33,718,096
	Total Short-Term Investments (cost $33,718,096)		33,718,096
	Total Investments (cost $510,506,696) – 107.6%		493,140,503
	Other Assets Less Liabilities – (7.6)% (17)		(34,874,695)
	Net Assets – 100%		$458,265,808

Investments in Derivatives as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup Global Markets, Inc.	Euro	$1,430,900	U.S. Dollar	$1,523,488	1/20/17	$15,426
Goldman Sacks Bank USA	Canadian Dollar	5,329,000	U.S. Dollar	3,974,256	1/20/17	4,168
						$19,594

NUVEEN	75

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Credit Default Swaps

Clearing Broker	Referenced Entity	Buy/Sell Protection (18)	Current Credit Spread (19)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.*	Markit iTraxx	Sell	3.55%	$7,500,000	5.000%	12/20/21	$476,464	$12,667	$46,251
*	Chicago Mercantile Exchange is the clearing house for this transaction.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Long	29	3/17	$3,604,156	$9,969	$(19,632)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $39,405,666.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Perpetual security. Maturity date is not applicable.

(12)	Contingent Capital Securities (CoCos) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investments in CoCos was $10,777,722, representing 2.4% and 2.2% of Net Assets and Total Investments, respectively.

(13)	Principal Amount (000) rounds to less than $1,000.

(14)	A copy of the most recent financial statements for these exchange-traded funds and investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(15)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(16)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(17)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(18)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(19)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

ETF	Exchange-Traded Fund

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SPDR	Standard & Poor’s Depositary Receipts

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	All or a portion of this security is payment-in-kind.

CAD	Canadian Dollar

EUR	Euro

See accompanying notes to financial statements.

76	NUVEEN

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	CONVERTIBLE PREFERRED SECURITIES – 0.0%

	Banks – 0.0%

200	Bank of America Corporation	7.250%		BB+	$233,360
	Total Convertible Preferred Securities (cost $174,350)				233,360

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 4.2%

	Airlines – 0.1%

$394	American Airlines Inc., Pass-Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	$409,080

	Auto Components – 0.1%

300	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB	309,360

300	Tenneco Inc.	5.375%	12/15/24	BB+	309,840
600	Total Auto Components				619,200

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB–	455,064

	Banks – 0.1%

385	CIT Group Inc., 144A	5.500%	2/15/19	BB+	406,175

170	CIT Group Inc.	5.000%	8/01/23	BB+	175,525
555	Total Banks				581,700

	Building Products – 0.0%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB	259,353

	Chemicals – 0.2%

650	CF Industries Inc.	3.450%	6/01/23	BB+	584,350

250	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	252,500

400	PolyOne Corporation	5.250%	3/15/23	BB–	406,000
1,300	Total Chemicals				1,242,850

	Commercial Services & Supplies – 0.2%

547	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	555,035

500	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	B+	520,000
1,047	Total Commercial Services & Supplies				1,075,035

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation	5.750%	10/15/22	BB	528,500

	Construction Materials – 0.1%

300	Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	302,250

130	Norbord Inc., 144A	5.375%	12/01/20	Ba2	133,250

NUVEEN	77

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials (continued)

$250	Norbord Inc., 144A	6.250%	4/15/23	Ba2	$258,750
680	Total Construction Materials				694,250

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	179,375

	Diversified Financial Services – 0.0%

225	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	232,875

	Diversified Telecommunication Services – 0.8%

400	CenturyLink Inc.	5.625%	4/01/20	BB+	423,000

200	CenturyLink Inc.	6.750%	12/01/23	BB+	204,500

400	GCI Inc., (3)	6.875%	4/15/25	BB–	406,000

750	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	763,125

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,071,290
4,810	Total Diversified Telecommunication Services				4,867,915

	Energy Equipment & Services – 0.1%

500	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	516,333

	Equity Real Estate Investment Trusts – 0.1%

200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	205,000

400	Vereit Operating Partner	3.000%	2/06/19	BBB–	399,000
600	Total Equity Real Estate Investment Trusts				604,000

	Food Products – 0.0%

300	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	300,000

	Health Care Providers & Services – 0.4%

200	Community Health Systems, Inc.	5.125%	8/01/21	BB–	185,500

500	HCA Inc.	4.250%	10/15/19	BBB–	520,000

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,616,712
2,415	Total Health Care Providers & Services				2,322,212

	Hotels, Restaurants & Leisure – 0.0%

200	Wynn Macau Limited, 144A	5.250%	10/15/21	Ba3	201,500

	Household Durables – 0.2%

450	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	460,125

250	CalAtlantic Group Inc.	5.875%	11/15/24	BB	253,750

400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	405,000
1,100	Total Household Durables				1,118,875

	Independent Power & Renewable Electricity Producers – 0.1%

275	AES Corporation	7.375%	7/01/21	BB	306,323

500	Calpine Corporation	5.375%	1/15/23	BB–	488,750
775	Total Independent Power & Renewable Electricity Producers				795,073

78	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 0.1%

$500	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	$508,750

	Media – 0.2%

400	Altice S.A, 144A	7.750%	5/15/22	B	427,000

200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	205,500

300	Dish DBS Corporation	4.250%	4/01/18	Ba3	307,611

200	Numericable Group SA, 144A	6.000%	5/15/22	B+	205,250
1,100	Total Media				1,145,361

	Metals & Mining – 0.2%

500	First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	498,750

550	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	569,250
1,050	Total Metals & Mining				1,068,000

	Oil, Gas & Consumable Fuels – 0.2%

215	Calumet Specialty Products	7.625%	1/15/22	CCC+	182,212

750	Cheniere Corpus Christi Holdings, LLC, 144A	5.875%	3/31/25	BB–	765,232

200	Murphy Oil USA, Inc.	6.000%	8/15/23	BB+	208,500

200	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	196,500

150	Targa Resources Inc.	4.250%	11/15/23	BB–	143,438
1,515	Total Oil, Gas & Consumable Fuels				1,495,882

	Personal Products – 0.0%

200	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	208,000

	Real Estate Management & Development – 0.1%

490	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	496,125

	Road & Rail – 0.2%

610	Avis Budget Car Rental, 144A, (3)	6.375%	4/01/24	BB–	609,237

500	Herc Rentals, Inc., 144A	7.500%	6/01/22	B+	526,875

175	The Hertz Corporation	7.375%	1/15/21	B	175,437
1,285	Total Road & Rail				1,311,549

	Specialty Retail – 0.1%

420	Best Buy Co., Inc.	5.500%	3/15/21	Baa1	460,522

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	510,000

	Textiles, Apparel & Luxury Goods – 0.0%

300	Levi Strauss & Company	5.000%	5/01/25	BB+	300,000

	Wireless Telecommunication Services – 0.3%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	205,500

200	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	210,740

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	205,000

NUVEEN	79

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$200	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	$217,000

400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	390,000

400	T-Mobile USA Inc.	6.731%	4/28/22	BB	418,000
1,600	Total Wireless Telecommunication Services				1,646,240
$25,851	Total Corporate Bonds (cost $26,176,058)				26,153,619

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.2%

	Maryland – 0.2%

$1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	$1,248,513
$1,250	Total Municipal Bonds (cost $1,250,000)				1,248,513

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 87.4%

$5,845	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$7,989,849

17,832	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	17,866,438

26,650	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	26,891,918

23,743	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/19	Aaa	24,038,070

4,656	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	4,896,290

33,393	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	33,737,453

4,096	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	4,325,185

21,106	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	22,139,954

24,723	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/21	Aaa	24,862,495

12,345	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	12,737,415

27,768	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	27,812,977

14,075	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	14,109,192

21,694	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	21,531,124

16,412	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	16,556,741

22,761	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	23,157,647

12,451	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	12,229,743

10,156	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	11,660,304

58,693	U.S. Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	57,715,780

4,305	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	4,849,522

57,922	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/26	Aaa	58,421,142

15,651	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/26	Aaa	15,132,427

4,495	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	5,264,842

1,725	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,925,708

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$1,532	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	$2,014,021

4,160	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,016,908

3,802	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	4,708,101

5,569	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	6,930,383

19,973	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	18,902,131

21,995	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	20,130,549

4,859	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	5,301,156

7,145	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	6,720,135

45	U.S. Treasury Notes	2.000%	2/15/22	Aaa	45,024

20,387	U.S. Treasury Notes	0.375%	7/15/25	Aaa	20,272,960
$531,964	Total U.S. Government and Agency Obligations (cost $537,310,730)				539,893,584

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.8%

$3,000	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	$2,265,297

2,000	Cabela’s Master Credit Card Trust, Series 2013-2A A2, 144A	2.170%	8/16/21	AAA	2,012,487

4,650	Carmax Auto Owners Trust, Series 2016-4	1.210%	11/15/19	Aaa	4,640,485

2,845	Colony American Homes Trust 2014-1A, 144A	2.136%	5/17/31	Aaa	2,842,720

2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/17/45	AAA	2,005,806

2,220	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	2,225,518

2,500	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AA	2,508,932

680	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	690,140

4,000	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	2,972,955

1,530	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2016-T1, 144A	4.058%	10/15/48	BBB	1,517,898

2,041	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	2,069,738

1,700	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	1,700,046

2,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.242%	4/17/48	BBB–	1,536,651

1,000	New Residential Advance Receivable Trust Series 2016-T2, 144A	4.005%	10/15/49	BBB	989,642

1,938	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	A+	1,941,130

2,000	TCF Auto Receivables Owner trust, Series 2015-2A, 144A	2.550%	4/15/21	AAA	2,013,937

2,100	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15, 144A	4.480%	8/17/46	BBB–	1,834,699
$38,204	Total Asset-Backed and Mortgage-Backed Securities (cost $36,195,280)				35,768,081

NUVEEN	81

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.8%

	Canada – 0.3%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$1,888,530

	Tunisia – 0.5%

3,000	Tunisia Government AID Bonds	1.416%	8/05/21	N/R	2,899,926
$4,500	Total Sovereign Debt (cost $4,894,677)				4,788,456
	Total Long-Term Investments (cost $606,001,095)				608,085,613

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%

	Money Market Funds – 0.3%

1,905,713	First American Government Obligations Fund, Class X, (6)	0.467% (5)			$1,905,713
	Total Investments Purchased with Collateral from Securities Lending (cost $1,905,713)				1,905,713

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

5,334,072	First American Treasury Obligations Fund, Class Z	0.389% (5)			$5,334,072
	Total Short-Term Investments (cost $5,334,072)				5,334,072
	Total Investments (cost $613,240,880) – 99.6%				615,325,398
	Other Assets Less Liabilities – 0.4% (7)				2,194,449
	Net Assets – 100%				$617,519,847

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	188	3/17	$22,120,844	$30,844	$(61,688)
U.S. Treasury 10-Year Note	Long	6	3/17	745,687	2,062	7,704
U.S. Treasury Long Bond	Short	(41)	3/17	(6,176,906)	(30,750)	4,752
U.S. Treasury Ultra Bond	Long	15	3/17	2,403,750	14,531	(31,286)
				$19,093,375	$16,687	$(80,518)
*	The aggregate Notional Amount at Value of long and short positions is $25,270,281 and $(6,176,906), respectively.

82	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,839,604.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	83

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 2.2%

	Louisiana – 0.5%

$374	Louisiana Local Government Environmental Facilities and Community Development Authority, System Restoration Revenue Bonds, Louisiana Utilities Restoration Corporation Project/EGSL, Series 2010, 3.220%, 2/01/21		No Opt. Call	AAA	$379,927

	Ohio – 1.7%

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	355,616

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	855,512
1,190	Total Ohio				1,211,128
$1,564	Total Municipal Bonds (cost $1,589,581)				1,591,055

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 78.3%

$815	Fannie Mae Mortgage Pool	1.000%	8/28/19	Aaa	$805,571

600	Fannie Mae Mortgage Pool	1.375%	10/07/21	Aaa	583,230

1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	1,000,257

680	Fannie Mae Notes, (4)	1.125%	10/19/18	Aaa	679,104

1,000	Fannie Mae Notes	1.330%	10/24/19	Aaa	993,921

820	Fannie Mae Notes	1.000%	10/24/19	Aaa	808,250

790	Fannie Mae Notes	1.500%	11/30/20	Aaa	779,459

810	Fannie Mae Notes, (4)	1.250%	5/06/21	Aaa	785,727

1,000	Federal Farm Credit Bank Discount Notes	0.700%	4/06/18	Aaa	995,053

790	Federal Farm Credit Bank Discount Notes	1.030%	5/11/18	Aaa	788,945

1,330	Federal Farm Credit Bank Discount Notes	1.550%	9/27/19	Aaa	1,330,984

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	355,531

800	Federal Home Loan Bank Bonds	0.875%	6/29/18	Aaa	797,083

755	Federal Home Loan Bank Bonds	1.200%	8/14/18	Aaa	754,838

815	Federal Home Loan Bank Bonds	0.875%	8/05/19	Aaa	803,100

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,163,389

1,600	Federal Home Loan Bank Bonds, (4)	1.125%	7/14/21	Aaa	1,542,968

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	761,304

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	980,508

2,260	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	2,326,089

825	Federal Home Loan Bank Bonds	2.375%	3/14/25	Aaa	808,073

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	726,665

84	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$590	Federal Home Loan Mortgage Corporation, Notes	2.375%	1/13/22	Aaa	$599,074

815	Federal National Mortgage Association	0.875%	8/02/19	Aaa	803,315

535	Federal National Mortgage Association	0.000%	10/09/19	Aaa	507,312

775	Federal National Mortgage Association	2.125%	4/24/26	Aaa	731,794

710	FICO Treasury Strip	0.000%	5/02/17	Aaa	707,958

250	Financing Corporation	9.400%	2/08/18	Aaa	272,286

1,850	Freddie Mac Notes	0.850%	7/27/18	Aaa	1,840,608

1,000	Freddie Mac Notes	0.875%	7/19/19	Aaa	986,350

425	Freddie Mac Reference Notes	0.875%	10/12/18	Aaa	422,605

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	288,930

1,500	Freddie Mac Reference Notes	1.125%	4/15/19	Aaa	1,493,542

820	Freddie Mac Reference Notes	1.125%	8/12/21	Aaa	788,708

530	Tennessee Valley Authority	3.875%	2/15/21	Aaa	569,823

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	405,594

1,025	U.S. Treasury Bonds	8.125%	8/15/21	Aaa	1,304,279

535	U.S. Treasury Bonds	7.250%	8/15/22	Aaa	681,721

3,505	U.S. Treasury Inflation Indexed Obligations	2.000%	2/15/25	Aaa	3,406,664

1,275	U.S. Treasury Inflation Indexed Obligations	2.000%	8/15/25	Aaa	1,233,274

1,135	U.S. Treasury Notes	2.750%	11/15/23	Aaa	1,171,010

160	U.S. Treasury Notes	1.625%	5/15/26	Aaa	148,966

1,195	U.S. Treasury Notes, (4)	2.000%	11/15/26	Aaa	1,147,905

1,145	U.S. Treasury Securities, Stripped Interest Payments	0.000%	2/15/22	Aaa	1,028,181

1,660	U.S. Treasury Notes	2.000%	11/30/20	Aaa	1,675,856

1,000	U.S. Treasury Notes	2.000%	2/28/21	Aaa	1,007,112

1,000	U.S. Treasury Notes	1.125%	2/28/21	Aaa	972,168

360	U.S. Treasury Notes	2.125%	6/30/21	Aaa	363,549

410	U.S. Treasury Notes	1.125%	7/31/21	Aaa	395,947

420	U.S. Treasury Notes	2.125%	8/15/21	Aaa	423,589

745	U.S. Treasury Notes	2.000%	11/15/21	Aaa	746,328

1,210	U.S. Treasury Notes	2.000%	2/15/22	Aaa	1,210,644

2,240	U.S. Treasury Notes	2.000%	7/31/22	Aaa	2,229,347

1,685	U.S. Treasury Notes	1.750%	5/15/23	Aaa	1,639,217

2,415	U.S. Treasury Notes	2.125%	5/15/25	Aaa	2,364,135

3,335	U.S. Treasury Notes, (4)	2.250%	11/15/25	Aaa	3,287,450
$57,445	Total U.S. Government and Agency Obligations (cost $57,487,443)				57,425,290

NUVEEN	85

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 17.4%

$427	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$430,631

527	321 Henderson Receivables LLC., Series 2010-1A, 144A	5.560%	7/15/59	Aaa	570,608

500	Barclays Dryrock Issuance Trust 2014-1	1.064%	12/16/19	AAA	500,000

159	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	158,956

297	Colony American Homes Trust 2014-1A, 144A	2.136%	5/17/31	Aaa	296,793

400	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AA	401,429

309	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	311,475

486	Entergy New Orleans Store Recovery Funding LLC, Series 2015-1	2.670%	6/01/27	AAA	490,660

551	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	551,667

166	Fannie Mae Alternative Credit Enhanced Securities	0.823%	12/25/17	Aaa	166,630

91	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	105,079

50	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	56,210

53	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	59,949

7	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	6,680

8	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	8,069

29	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	29,607

65	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	73,034

164	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	182,746

35	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	39,179

8	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	8,046

19	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	19,114

59	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	60,922

154	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	172,059

60	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	69,527

136	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	149,673

447	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	471,734

46	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	47,485

271	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	278,117

258	Fannie Mae REMIC Pass-Through Certificates	6.181%	2/25/42	Aaa	292,805

131	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.784%	7/25/24	BBB+	131,910

342	FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	Aaa	344,177

499	Federal Home Loan Mortgage Corporation, REMIC	0.954%	11/15/42	Aaa	494,350

20	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	21,272

38	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	42,714

109	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	124,525

153	Freddie Mac Mortgage Trust 2013-KF02, 144A	3.534%	12/25/45	Baa3	154,065

300	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2011- K702, 144A	4.765%	4/25/44	A3	308,833

132	Freddie Mac Mulitfamily Structured Pass-Through Certificates, Series K701	2.776%	6/26/17	Aaa	132,586

86	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$448	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	$453,893

419	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715	2.059%	3/25/20	Aaa	421,488

210	Freddie Mac Structured Pass-Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	210,014

605	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	610,844

455	Freddie Mac Whole Loan Securities Trust, Structured Pass-Through Certificates, Series 2015-SC01	3.500%	5/25/45	Aaa	455,788

42	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	48,254

17	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	16,780

2	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	2,119

271	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	291,406

61	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	63,548

536	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	630,764

105	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	120,416

350	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	348,516

297	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	304,915

260	RBSSP Resecuritization Trust 2009-7, 144A	0.984%	6/26/37	A	249,427

96	Structured Agency Credit Risk 2014-DN1	1.584%	2/26/24	Aa2	96,546

335	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	348,763

97	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/01/18	Aaa	100,482

210	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	217,996
$12,322	Total Asset-Backed and Mortgage-Backed Securities (cost $12,363,376)				12,755,275
	Total Long-Term Investments (cost $71,440,400)				71,771,620

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.3%

	Money Market Funds – 3.3%

2,377,663	First American Government Obligations Fund, Class X, (6)	0.467% (5)			$2,377,663
	Total Investments Purchased with Collateral from Securities Lending (cost $2,377,663)				2,377,663

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

1,121,933	First American Treasury Obligations Fund, Class Z	0.389% (5)			$1,121,933
	Total Short-Term Investments (cost $1,121,933)				1,121,933
	Total Investments (cost $74,939,996) – 102.7%				75,271,216
	Other Assets Less Liabilities – (2.7)% (7)				(1,984,444)
	Net Assets – 100%				$73,286,772

NUVEEN	87

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	38	3/17	$4,471,234	$6,234	$(12,857)
U.S. Treasury 10-Year Note	Short	(99)	3/17	(12,303,844)	(34,031)	18,168
U.S. Treasury Long Bond	Long	4	3/17	602,625	3,000	6,489
				$(7,229,985)	$(24,797)	$11,800
*	The aggregate Notional Amount at Value of long and short positions is $5,073,859 and $(12,303,844), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,322,851.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

88	NUVEEN

Nuveen Short Term Bond Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.7%

	CORPORATE BONDS – 45.8%

	Aerospace & Defense – 0.2%

$1,000	L-3 Communications Corporation	4.950%	2/15/21	BBB–	$1,067,547

	Airlines – 1.0%

2,192	American Airlines Pass-Through Trust 2013-2C, 144A	6.000%	1/15/17	BB	2,195,035

1,262	Delta Air Lines Pass-Through Certificates, Series 2012-1B, 144A	6.875%	5/07/19	BBB	1,358,476

291	Delta Airlines	5.300%	4/15/19	A1	307,357

914	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	1,019,665

599	US Airways Pass-Through Trust	7.076%	3/20/21	A	642,228
5,258	Total Airlines				5,522,761

	Auto Components – 0.2%

853	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB	879,614

	Automobiles – 0.7%

2,000	Daimler Finance NA LLC, 144A	1.500%	7/05/19	A	1,966,894

2,000	General Motors Financial Company Inc.	3.200%	7/13/20	BBB–	2,004,628
4,000	Total Automobiles				3,971,522

	Banks – 9.0%

5,925	Bank of America Corporation	5.650%	5/01/18	A	6,207,119

2,065	Bank of Montreal	1.500%	7/18/19	Aa3	2,037,054

805	Bank of Nova Scotia, (3)	1.375%	12/18/17	Aa3	804,593

3,525	BB&T Corporation	1.450%	1/12/18	A+	3,518,796

4,000	Citigroup Inc.	2.150%	7/30/18	A	4,012,556

1,500	Citizens Bank NA	2.500%	3/14/19	A–	1,511,006

2,000	Fifth Third Bancorp.	4.500%	6/01/18	A–	2,063,090

5,000	General Electric Capital Corporation	5.625%	5/01/18	AA–	5,276,230

2,000	HSBC USA Inc.	1.625%	1/16/18	AA–	1,996,280

1,600	ING Bank NV, 144A	2.300%	3/22/19	A1	1,603,565

5,780	JP Morgan Chase & Company	1.850%	3/22/19	A+	5,759,539

1,655	KeyCorp.	2.300%	12/13/18	A–	1,664,531

2,000	PNC Bank NA	2.400%	10/18/19	A+	2,017,478

2,250	Santander UK PLC	3.050%	8/23/18	Aa3	2,285,122

2,000	Societe Generale, 144A	2.500%	4/08/21	A	1,981,292

2,000	SunTrust Banks Inc.	2.350%	11/01/18	A–	2,017,346

4,995	Wells Fargo & Company	2.125%	4/22/19	AA–	5,009,291
49,100	Total Banks				49,764,888

NUVEEN	89

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Beverages – 0.5%

$2,500	Anheuser Busch InBev	7.750%	1/15/19	A–	$2,783,725

	Biotechnology – 0.7%

1,375	Biogen Inc.	2.900%	9/15/20	A–	1,391,497

2,320	Celgene Corporation	2.125%	8/15/18	BBB+	2,328,913
3,695	Total Biotechnology				3,720,410

	Capital Markets – 3.3%

1,870	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	1,966,821

4,000	Goldman Sachs Group, Inc.	2.000%	4/25/19	A	3,982,520

4,995	Morgan Stanley	5.950%	12/28/17	A	5,198,596

2,250	Nomura Holdings Incorporated	2.750%	3/19/19	A–	2,270,432

2,000	State Street Corporation	2.550%	8/18/20	AA–	2,019,966

3,000	UBS AG Stamford	1.800%	3/26/18	A+	3,001,677
18,115	Total Capital Markets				18,440,012

	Chemicals – 1.9%

2,215	Eastman Chemical Company	2.700%	1/15/20	BBB	2,226,841

2,635	Ecolab Inc.	1.450%	12/08/17	A–	2,632,231

1,000	Ineos Group Holdings SA, 144A, (3)	5.875%	2/15/19	B–	1,022,500

2,000	LyondellBasell Industries NV	5.000%	4/15/19	Baa1	2,111,460

2,750	Sherwin-Williams Company	1.350%	12/15/17	A	2,745,050
10,600	Total Chemicals				10,738,082

	Commercial Services & Supplies – 0.4%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,037,500

	Consumer Finance – 1.7%

1,200	Ally Financial Inc	8.000%	12/31/18	BB	1,309,500

2,750	American Express Company	1.550%	5/22/18	A	2,744,247

2,200	Capital One Financial Corporation	2.450%	4/24/19	A–	2,213,083

2,000	Ford Motor Credit Company	2.597%	11/04/19	BBB	1,996,064

1,250	Navient Corporation	5.000%	10/26/20	BB	1,275,000
9,400	Total Consumer Finance				9,537,894

	Diversified Financial Services – 1.2%

2,570	BNP Paribas	2.700%	8/20/18	A1	2,602,991

1,000	Fly Leasing Limited	6.750%	12/15/20	BB–	1,045,000

1,500	Rabobank Nederland	2.250%	1/14/19	Aa2	1,507,502

1,201	Voya Financial Inc.	2.900%	2/15/18	BBB	1,215,730
6,271	Total Diversified Financial Services				6,371,223

	Diversified Telecommunication Services – 2.9%

4,440	AT&T, Inc., (3)	2.300%	3/11/19	A–	4,455,336

1,500	CenturyLink Inc.	5.625%	4/01/20	BB+	1,586,250

90	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$1,250	Frontier Communications Corporation	8.125%	10/01/18	BB	$1,350,000

1,665	Orange SA	1.625%	11/03/19	BBB+	1,639,334

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,432,618

3,635	Verizon Communications	3.650%	9/14/18	A–	3,754,337
15,910	Total Diversified Telecommunication Services				16,217,875

	Electric Utilities – 0.6%

2,000	Exelon Generation Co. LLC	2.950%	1/15/20	BBB	2,022,772

1,000	FPL Group Capital Inc.	6.000%	3/01/19	A–	1,081,003
3,000	Total Electric Utilities				3,103,775

	Electronic Equipment, Instruments & Components – 0.3%

1,500	Corning Incorporated	4.250%	8/15/20	BBB+	1,583,088

	Energy Equipment & Services – 0.2%

1,000	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	1,032,666

	Equity Real Estate Investment Trusts – 0.8%

2,000	American Tower Company	4.500%	1/15/18	BBB	2,052,558

2,605	Realty Income Corporation	2.000%	1/31/18	BBB+	2,612,073
4,605	Total Equity Real Estate Investment Trusts				4,664,631

	Food & Staples Retailing – 1.5%

2,000	Kroger Co	1.500%	9/30/19	Baa1	1,968,672

1,250	Supervalu Inc., (3)	6.750%	6/01/21	B	1,262,500

2,015	Sysco Corporation	2.600%	10/01/20	A3	2,030,892

3,000	Walgreens Boots Alliance, Inc.	2.700%	11/18/19	BBB	3,038,346
8,265	Total Food & Staples Retailing				8,300,410

	Food Products – 1.1%

2,175	Bunge Limited Finance Company	3.500%	11/24/20	BBB	2,212,058

1,065	Kraft Heinz Foods Company	2.000%	7/02/18	BBB–	1,065,068

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,522,735
5,740	Total Food Products				5,799,861

	Gas Utilities – 0.2%

1,300	Ferrellgas LP, (3)	8.625%	6/15/20	CCC+	1,280,500

	Health Care Equipment & Supplies – 0.7%

1,120	Abbott Laboratories	2.900%	11/30/21	A	1,117,341

2,520	Becton Dickinson & Company	1.800%	12/15/17	BBB+	2,525,567
3,640	Total Health Care Equipment & Supplies				3,642,908

	Health Care Providers & Services – 1.5%

3,000	Cardinal Health Inc.	2.400%	11/15/19	A–	3,020,385

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,560,000

NUVEEN	91

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services (continued)

$300	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	$261,000

1,765	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	1,857,294

1,750	Wellpoint Inc.	1.875%	1/15/18	A	1,750,646
8,315	Total Health Care Providers & Services				8,449,325

	Hotels, Restaurants & Leisure – 0.5%

1,100	International Game Technology PLC	7.500%	6/15/19	BB+	1,210,000

1,250	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,390,625
2,350	Total Hotels, Restaurants & Leisure				2,600,625

	Household Durables – 0.6%

1,805	Newell Brands Inc.	2.600%	3/29/19	BBB–	1,824,371

1,550	William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,619,750
3,355	Total Household Durables				3,444,121

	Independent Power & Renewable Electricity Producers – 0.2%

1,300	Dynegy Inc., (3)	6.750%	11/01/19	B+	1,322,750

	Industrial Conglomerates – 0.4%

2,000	Siemens Financieringsmaatschappij NV, 144A	1.300%	9/13/19	A+	1,961,314

	Insurance – 1.4%

2,000	AFLAC Insurance	2.400%	3/16/20	A–	2,005,922

2,415	American International Group, Inc.	3.375%	8/15/20	A–	2,486,006

1,500	Met Life Global Funding I, 144A	2.000%	4/14/20	AA–	1,482,281

1,570	Prudential Financial Inc.	4.500%	11/15/20	A	1,681,016
7,485	Total Insurance				7,655,225

	Internet Software & Services – 0.4%

2,185	eBay Inc.	2.500%	3/09/18	BBB+	2,203,902

	IT Services – 0.6%

3,490	Visa Inc.	2.200%	12/14/20	A+	3,491,919

	Leisure Products – 0.4%

1,980	Carnival Corporation	3.950%	10/15/20	A–	2,086,494

	Machinery – 0.2%

1,365	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/01/20	BBB	1,367,120

	Media – 2.9%

1,735	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	1,853,466

2,600	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	2,712,471

1,890	CBS Corporation	5.750%	4/15/20	BBB	2,084,918

2,000	Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	2,039,054

4,000	Comcast Corporation	5.875%	2/15/18	A–	4,193,516

1,600	Discovery Communications Inc.	5.625%	8/15/19	BBB–	1,727,790

92	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,500	Dish DBS Corporation	4.250%	4/01/18	Ba3	$1,538,055
15,325	Total Media				16,149,270

	Metals & Mining – 0.5%

1,250	Alcoa Inc.	6.150%	8/15/20	BBB–	1,359,375

1,500	Nucor Corporation	5.850%	6/01/18	A–	1,580,094
2,750	Total Metals & Mining				2,939,469

	Oil, Gas & Consumable Fuels – 0.8%

645	Calumet Specialty Products	6.500%	4/15/21	CCC+	546,637

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	802,500

1,370	Spectra Energy Partners LP	2.950%	9/25/18	BBB	1,391,379

1,780	Suncor Energy, Inc.	6.100%	6/01/18	A–	1,884,267
4,545	Total Oil, Gas & Consumable Fuels				4,624,783

	Paper & Forest Products – 0.2%

1,000	Mercer International Inc.	7.000%	12/01/19	BB–	1,032,500

	Pharmaceuticals – 0.6%

2,125	McKesson Corporation	2.284%	3/15/19	BBB+	2,132,459

1,245	Teva Pharmaceutical Finance III	1.700%	7/19/19	BBB	1,222,710
3,370	Total Pharmaceuticals				3,355,169

	Road & Rail – 0.0%

270	The Hertz Corporation	6.750%	4/15/19	B	270,000

	Software – 0.2%

1,105	Total System Services Inc.	2.375%	6/01/18	BBB–	1,109,406

	Specialty Retail – 0.7%

1,625	AutoNation Inc.	6.750%	4/15/18	BBB–	1,714,105

2,020	Hyundai Capital America, 144A	2.400%	10/30/18	A–	2,028,034
3,645	Total Specialty Retail				3,742,139

	Technology Hardware, Storage & Peripherals – 1.1%

2,720	Apple Inc.	2.100%	5/06/19	AA+	2,745,119

500	Dell Inc., (3)	5.875%	6/15/19	Ba2	527,500

1,100	Hewlett Packard Enterprise Co	3.100%	10/05/18	A–	1,111,110

1,625	International Business Machines Corporation (IBM)	1.800%	5/17/19	AA–	1,625,283
5,945	Total Technology Hardware, Storage & Peripherals				6,009,012

	Tobacco – 0.9%

1,970	Philip Morris International	1.375%	2/25/19	A	1,948,625

2,915	Reynolds American Inc.	3.250%	6/12/20	BBB	2,985,170
4,885	Total Tobacco				4,933,795

NUVEEN	93

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.3%

$1,500	Air Lease Corporation	2.625%	9/04/18	BBB	$1,510,190

	Transportation Infrastructure – 0.4%

2,000	Aviation Capital Group Corporation, 144A	2.875%	9/17/18	A–	2,025,000

	Wireless Telecommunication Services – 1.9%

1,570	America Movil S.A. de C.V.	5.000%	3/30/20	A2	1,677,813

2,000	Deutsche Telekom International Finance BV	6.000%	7/08/19	BBB+	2,186,662

1,250	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,281,250

1,500	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	1,653,750

3,480	Vodafone Group PLC	1.500%	2/19/18	BBB+	3,466,654
9,800	Total Wireless Telecommunication Services				10,266,129
$247,717	Total Corporate Bonds (cost $252,570,208)				253,010,549

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.8%

	California – 0.2%

$1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	AA–	$1,023,029

	Guam – 0.4%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17		No Opt. Call	A	1,155,011
1,190	3.301%, 1/01/18		No Opt. Call	A	1,195,153
2,345	Total Guam				2,350,164

	Massachusetts – 0.5%

2,750	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-2, 1.185%, 11/01/17		No Opt. Call	Aa2	2,748,487

	Nevada – 0.4%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011B, 3.176%, 6/01/17		No Opt. Call	Aa1	2,518,975

	Ohio – 0.3%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,488,287
$10,080	Total Municipal Bonds (cost $10,102,307)				10,128,942

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 8.0%

$13,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	$12,916,033

12,000	U.S. Treasury Notes	0.750%	6/30/17	Aaa	12,006,096

3,000	U.S. Treasury Notes	0.875%	11/30/17	Aaa	3,000,114

94	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$14,045	U.S. Treasury Notes	0.750%	12/31/17	Aaa	$14,021,222

2,000	U.S. Treasury Notes	1.000%	10/15/19	Aaa	1,977,690
$44,045	Total U.S. Government and Agency Obligations (cost $43,949,864)				43,921,155

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 42.1%

$2,588	321 Henderson Receivables LLC, Series 2005-1A, 144A	0.768%	11/15/40	AAA	$2,456,490

2,179	321 Henderson Receivables LLC, Series 2006-4A, 144A	0.738%	12/15/41	AAA	2,146,341

509	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	5/15/29	AA	567,533

1,303	Agate Bay Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2016-3, 144A	3.500%	8/25/46	AAA	1,324,567

4,198	American Express Credit Account Master Trust, Series 2013-1	1.124%	2/16/21	Aaa	4,211,062

3,470	American Homes 4 Rent, Series 2014-SFR1, 144A	1.736%	6/17/31	Aaa	3,457,729

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,165,312

4,112	AmeriCold LLC Trust, Series 2010, 144A	2.195%	1/17/29	AAA	4,115,062

968	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.806%	7/25/32	Baa2	952,539

1,892	Amortizing Residential Collateral Trust, Series 2002-BC7	1.516%	10/25/32	Aa1	1,641,588

511	Avant Loans Funding Trust, Series 2016-A, 144A	4.110%	5/15/19	N/R	511,221

3,000	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	A–	3,015,981

2,415	BXHTL Mortgage Trust, Series 2015-JWRZ, 144A	1.934%	5/15/29	AAA	2,421,820

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2, 144A	1.234%	2/18/20	AAA	3,000,618

233	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aaa	233,095

1,500	California Republic Auto Receivables Trust, Series 2016-2	1.340%	3/15/19	AAA	1,500,154

37	CAM Mortgage Trust 2015-1, 144A	3.500%	7/15/64	N/R	36,582

296	Capital Auto Receivables Asset Trust, Asset-Backed Notes, Series 2014-1	1.320%	6/20/18	AAA	296,147

4,155	Capital One Multi Asset Execution Trust, Series 2014-A3	1.084%	1/18/22	AAA	4,156,686

3,960	Capital One Multi Asset Execution Trust, Series 2016-A1	1.154%	2/15/22	AAA	3,976,086

3,000	Capital One Multi Asset Execution Trust, Series 2016-A6	1.820%	9/15/22	AAA	2,990,858

3,000	Capital One Multi-Asset Execution Trust, Card Series 2007-A7	5.750%	7/15/20	AAA	3,095,721

359	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	358,746

2,489	Chase Issuance Trust, Series 2013-A9	1.124%	11/16/20	AAA	2,496,434

3,000	CitiBank Credit Card Issuance Trust 2016-A1	1.750%	11/19/21	AAA	2,985,169

72	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Baa2	71,438

129	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	B2	129,741

2,960	Colony American Homes Trust 2015-1A, 144A	2.686%	7/17/32	A2	2,955,072

2,000	Colony American Homes Trust 2014-1A, 144A	2.336%	5/17/31	Aa1	1,991,187

2,000	Colony Starwood Homes, Series 2016-1A, 144A	3.836%	7/19/33	Baa2	2,031,271

NUVEEN	95

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,505	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A	3.004%	10/17/34	AA–	$1,512,078

4,470	Commercial Mortgage Trust 2014-BBG, 144A	1.504%	3/15/29	AAA	4,450,548

746	Conns Receivables Funding Trust II, Series 2016-A, 144A	4.680%	4/16/18	BBB	747,508

2,731	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	2,737,387

240	Consumer Credit Origination Loan Trust, Series 2015-1, 144A	2.820%	3/15/21	Baa1	240,023

95	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.537%	2/25/34	BB+	91,417

2,608	Credit Suisse Commercial Mortgage Trust, 2015-2, 144A	3.000%	2/25/45	AAA	2,602,865

4,178	Credit Suisse Commercial Mortgage Trust, Series 2013-6, 144A	2.500%	7/25/28	AAA	4,096,146

384	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	402,494

2,596	Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	6.020%	12/25/37	A+	2,691,298

2,000	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	1,991,591

2,595	Discover Card Execution Note Trust 2013-A5	0.988%	4/15/21	AAA	2,605,498

4,000	Discover Card Execution Note Trust 2014-A1	1.134%	7/15/21	AAA	4,014,921

2,048	DT Auto Owner Trust, Series 2014-1A, 144A	3.980%	1/15/21	A+	2,065,564

2,671	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AA	2,680,543

3,085	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	3,054,567

33	Fannie Mae Alternative Credit Enhanced Securities	2.210%	9/25/20	Aaa	32,624

1,275	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	1.534%	5/28/24	A+	1,277,415

951	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	2.792%	10/25/28	BBB–	960,602

391	Fannie Mae Mortgage Interest StripsS 366 25	5.000%	9/01/24	Aaa	20,661

926	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	952,094

15	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	16,143

262	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	1.056%	11/25/34	Aaa	262,463

278	Fannie Mae REMIC Pass-Through CertificatesR 2011-6 BA	2.750%	6/25/20	Aaa	280,735

1,674	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	2.356%	1/25/24	A1	1,682,608

1,434	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.784%	7/25/24	BBB+	1,437,822

1,987	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07	2.056%	5/25/29	BBB–	1,989,222

1,344	FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	Aaa	1,352,299

4	Federal Home Loan Mortgage Corporation, REMIC	6.000%	12/15/20	Aaa	4,383

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	AAA	2,499,928

39	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	40,264

1,556	Freddie Mac Mortgage Trust 2013-KF02, 144A	3.534%	12/25/45	Baa3	1,560,660

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711, 144A	3.562%	8/25/45	A	1,017,626

2,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	A	2,000,443

96	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,740	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2011-K702, 144A	4.765%	4/25/44	A3	$2,820,672

1,805	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2011 K-10, 144A	4.631%	11/25/49	A	1,911,652

1,995	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K707, 144A	3.883%	1/25/47	Aa3	2,049,459

386	Freddie Mac Multi-Class CertificatesR 3780 FE	1.104%	12/15/20	Aaa	387,803

1,720	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.690%	10/25/30	A	1,780,521

1,300	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.821%	6/25/47	A–	1,333,001

2,960	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K502, 144A	3.077%	3/25/45	A	2,964,259

3,468	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF, 144A	2.004%	12/15/34	AAA	3,473,308

2,790	General Electric Capital Credit Card Master Trust, Series 2012-6	1.360%	8/15/20	AAA	2,791,478

988	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL, 144A	1.704%	7/15/31	AAA	988,170

1,421	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1, 144A	3.679%	8/12/43	Aaa	1,459,287

39	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	38,685

89	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	90,543

2,025	GP Portfolio Trust 2014-GPP A, 144A	3.454%	2/16/27	BBB–	2,011,606

3,000	Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2, 144A	3.687%	10/15/48	AA	2,979,269

2,500	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2016-T1, 144A	2.380%	10/15/48	AAA	2,479,675

2,889	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.475%	3/10/39	A	2,888,234

1,962	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	1,990,133

1,550	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	1,550,042

3,100	Huntington Auto Trust, Motor Vehicle Installment Payments, Series 2015-1	1.950%	6/15/21	AA+	3,099,728

2,500	Hyatt Hotel Portfolio Trust, Mortgage Pass-Through Certificate, Series 2015-HYT, 144A	2.436%	11/15/29	AA–	2,504,209

588	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	597,769

149	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.978%	3/25/35	BBB+	148,220

1,930	Invitation Homes Trust 2013-SFR1, 144A	1.918%	12/17/30	Aa1	1,921,660

3,787	Invitation Homes Trust 2014-SFR2, 144A	2.336%	9/18/31	Aa2	3,786,996

1,949	Invitation Homes Trust 2014-SFR2, 144A	1.836%	9/18/31	Aaa	1,946,646

1,367	Invitation Homes Trust 2014-SFR3, 144A	3.236%	12/18/31	A2	1,366,997

NUVEEN	97

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,354	JP Morgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1, 144A	2.834%	11/25/24	BBB	$1,347,000

2,648	Lehman Brothers-UBS Commercial Mortgage Pass-Through Certificates, Series 2008-C1	6.113%	4/15/41	AAA	2,745,340

1,519	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	1,559,671

2,791	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16	5.809%	12/12/49	AAA	2,832,149

2,126	Murray Hill Marketplace Trust, Series 2016-LC1, 144A	4.190%	11/25/22	N/R	2,136,229

664	National Credit Union Administration, Guaranteed Notes Series 2011-R1	1.102%	1/08/20	Aaa	665,327

2,000	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	1,999,998

2,564	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A, 144A	3.750%	5/25/54	AAA	2,628,004

2,426	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2015-A1, 144A	3.750%	5/28/52	Aaa	2,495,444

2,637	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-1A, 144A	3.750%	3/25/56	AAA	2,673,946

2,350	OMART Receivables Trust, Series 2015-T3, 144A	3.211%	11/15/47	AAA	2,349,507

3,185	OMART Receivables Trust, Series 2016-T2, 144A	2.722%	8/16/49	AAA	3,176,042

2,526	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	A+	2,530,049

3,500	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2005-1	1.611%	2/25/35	AAA	3,491,361

2,369	OWS Structured Asset Trust, Series 2016-NPL1, 144A	3.750%	7/25/56	N/R	2,372,436

1,585	PennyMac Loan Trust, Series 2015-NPL1, 144A	4.000%	3/25/55	N/R	1,593,796

2,685	Pretium Mortgage Credit Partners I, Series 2016-NPL3, 144A	4.375%	5/29/31	N/R	2,709,717

338	RBSSP Resecuritization Trust 2009-10, 144A	0.684%	3/26/37	N/R	152,928

1,078	RBSSP Resecuritization Trust 2009-5, 144A	1.084%	8/26/37	BBB	1,026,669

158	SMART Trust 2014-1US	0.950%	6/14/18	Aaa	158,289

2,998	Social Professional Loan Program LLC, Series 2015-C, 144A	2.510%	8/25/33	Aa2	2,993,122

95	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	3.122%	8/25/34	N/R	94,479

676	Structured Agency Credit Risk 2014-DN1	1.584%	2/26/24	Aa2	675,819

2,150	TCF Auto Receivables Owner Trust, Series 2016-1A, 144A	1.710%	4/15/21	AAA	2,137,667

20	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	20,379

830	Vericrest Opportunity Loan Transferee, Series 2014-NPL8, 144A	3.375%	10/26/54	N/R	832,866

945	Vericrest Opportunity Loan Transferee, Series 2015-NP10, 144A	3.625%	7/25/45	N/R	946,364

1,084	Vericrest Opportunity Loan Transferee, Series 2015-NPL5, 144A	3.500%	3/25/55	N/R	1,087,578

3,310	Verizon Owner Trust, Series 2016-1A, 144A	1.420%	1/20/21	AAA	3,286,143

1,488	Volkswagen Auto Loan Enhanced Trust, Series 2014-2	0.950%	4/22/19	AAA	1,484,091

2,299	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO, 144A	2.970%	9/14/28	AAA	2,345,346

1,660	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	1,664,451

98	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,079	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	1.639%	9/17/58	Aaa	$3,069,784

2,002	Wells Fargo Home Equity Trust, Series 2005-2	1.296%	4/25/35	AA	1,963,622

14	Wells Fargo Mortgage-Backed Securities, 2005-AR16 Class 3A2	3.081%	2/25/35	A+	13,795
$232,276	Total Asset-Backed and Mortgage-Backed Securities (cost $232,521,505)				232,284,120
	Total Long-Term Investments (cost $539,143,884)				539,344,766

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.3%

	Money Market Funds – 1.3%

7,223,475	First American Government Obligations Fund, Class X, (6)	0.467% (5)			$7,223,475
	Total Investments Purchased with Collateral from Securities Lending (cost $7,223,475)				7,223,475

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 2.2%

	Money Market Funds – 2.2%

11,957,348	First American Treasury Obligations Fund, Class Z	0.389% (5)			$11,957,348
	Total Short-Term Investments (cost $11,957,348)				11,957,348
	Total Investments (cost $558,324,707) – 101.2%				558,525,589
	Other Assets Less Liabilities – (1.2)% (7)				(6,615,220)
	Net Assets – 100%				$551,910,369

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(34)	3/17	$(4,000,578)	$(5,578)	$12,155

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,016,681.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	99

Nuveen Strategic Income Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares		Description (1)				Value

		LONG-TERM INVESTMENTS – 98.4%

		COMMON STOCKS – 0.0%

		Building Products – 0.0%

49		Dayton Superior Class A, (2), (3)				$2,839

55		Dayton Superior, Class 1, (2), (3)				3,154
		Total Building Products				5,993
		Total Common Stocks (cost $20,078)				5,993

Shares		Description (1)	Coupon		Ratings (4)	Value

		CONVERTIBLE PREFERRED SECURITIES – 0.2%

		Electric Utilities – 0.1%

15,000		Exelon Corporation	6.500%		BB+	$726,150

		Independent Power & Renewable Electricity Producers – 0.0%

7,500		Dynegy Inc.	5.375%		N/R	242,325

		Multi-Utilities – 0.1%

5,000		Dominion Resources Inc.	6.375%		Baa3	250,300
		Total Convertible Preferred Securities (cost $1,738,400)				1,218,775

Principal Amount (000)		Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 1.3% (7)

		Containers & Packaging – 0.3%

$997		Packaging Coordinators Inc, First Lien Term Loan	5.000%	6/29/23	B1	$1,003,734

1,000		Packaging Coordinators Inc, Second Lien Term Loan	9.750%	6/30/24	CCC+	985,000
1,997		Total Containers & Packaging				1,988,734

		Diversified Financial Services – 0.1%

989		Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	988,739

		Hotels, Restaurants & Leisure – 0.4%

1,960		Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB–	1,971,213

1,481		Life Time Fitness, First Lien Term Loan B	4.250%	6/03/22	BB–	1,489,994
3,441		Total Hotels, Restaurants & Leisure				3,461,207

		Independent Power & Renewable Electricity Producers – 0.1%

65		Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B	64,321

820		Empire Generating Company LLC	5.250%	3/13/21	B	808,565
885		Total Independent Power & Renewable Electricity Producers				872,886

		Oil, Gas & Consumable Fuels – 0.1%

—	(8)	Arch Coal, Inc., First Lien Term Loan	10.000%	10/05/21	N/R	19

168		Arch Coal, Inc., First Lien Term Loan PIK	10.000%	10/05/21	N/R	171,842

100	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Samson Investment Company Second Lien Term Loan, (9)	5.000%	9/25/18	N/R	$490,000
2,168	Total Oil, Gas & Consumable Fuels				661,861

	Professional Services – 0.3%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,000,625

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,001,250
2,000	Total Professional Services				2,001,875
$11,480	Total Variable Rate Senior Loan Interests (cost $11,386,859)				9,975,302

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3%

	Banks – 0.3%

20,600	AgriBank FCB	6.875%		BBB+	$2,190,038
	Total $25 Par (or similar) Retail Preferred (cost $2,060,000)				2,190,038

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 70.0%

	Aerospace & Defense – 0.9%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	$2,836,545

1,200	Bombardier Inc., 144A	8.750%	12/01/21	B	1,273,500

3,000	Martin Marietta Materials	4.250%	7/02/24	BBB+	3,044,586
	Total Aerospace & Defense				7,154,631

	Airlines – 1.0%

2,000	American Airlines Group Inc., 144A, (5)	4.625%	3/01/20	BB–	2,025,000

1,549	American Airlines Inc., Pass-Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,607,684

2,681	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	2,991,994

1,500	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	1,035,000
	Total Airlines				7,659,678

	Auto Components – 0.5%

1,180	American & Axle Manufacturing Inc., (5)	6.625%	10/15/22	BB	1,216,816

1,580	Tenneco Inc.	5.375%	12/15/24	BB+	1,631,824

1,000	Tupy S/A, 144A	6.625%	7/17/24	BB	960,000
	Total Auto Components				3,808,640

	Automobiles – 0.8%

3,000	General Motors Corporation	4.000%	4/01/25	BBB–	2,935,896

3,240	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	3,275,608
	Total Automobiles				6,211,504

	Banks – 9.6%

6,520	Bank of America Corporation	4.000%	4/01/24	A	6,716,637

NUVEEN	101

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$4,210	Bank of America Corporation	4.200%	8/26/24	A–	$4,283,658

8,115	Bank of America Corporation	3.248%	10/21/27	A	7,734,699

2,700	Barclays Bank PLC	3.650%	3/16/25	A	2,610,419

1,250	CIT Group Inc.	5.000%	8/01/23	BB+	1,290,625

5,710	Citigroup Inc.	3.750%	6/16/24	A	5,808,537

1,610	Citigroup Inc.	3.300%	4/27/25	A	1,575,282

3,300	Citigroup Inc.	3.200%	10/21/26	A	3,150,757

6,000	Citigroup Inc.	4.300%	11/20/26	A–	6,047,280

3,465	GE Capital International Funding CO	4.418%	11/15/35	AA–	3,625,194

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	2,984,045

7,500	JP Morgan Chase & Company	3.200%	1/25/23	A+	7,575,893

3,000	JP Morgan Chase & Company	3.875%	9/10/24	A	3,031,854

4,050	JP Morgan Chase & Company	2.950%	10/01/26	A+	3,859,780

2,280	JP Morgan Chase & Company	6.400%	5/15/38	A+	2,949,688

750	Popular Inc.	7.000%	7/01/19	BB–	773,437

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,275,750

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,392,776

2,485	Societe Generale, 144A	5.000%	1/17/24	A–	2,520,670

1,960	Standard Chartered PLC, 144A	5.700%	3/26/44	A3	1,954,200
	Total Banks				73,161,181

	Beverages – 0.6%

1,250	Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,108,662

1,350	Constellation Brands Inc.	4.250%	5/01/23	BBB–	1,399,802

2,000	DS Services of America, Inc., 144A	10.000%	9/01/21	Ba2	2,192,500
	Total Beverages				4,700,964

	Building Products – 0.6%

1,250	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	1,256,250

750	Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	633,750

2,740	Owens Corning Incorporated	4.200%	12/15/22	BBB	2,842,512
	Total Building Products				4,732,512

	Capital Markets – 5.6%

900	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,010,835

14,800	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	15,336,399

1,920	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	1,947,817

4,915	Lazard Group LLC	3.625%	3/01/27	A–	4,662,959

9,295	Morgan Stanley	4.000%	7/23/25	A	9,514,985

10,500	Morgan Stanley	3.950%	4/23/27	A–	10,378,148
	Total Capital Markets				42,851,143

102	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Chemicals – 2.2%

$3,000		Agrium Inc.	3.375%	3/15/25	BBB	$2,902,182

2,125		Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,236,563

1,000		CVR Partners LP / CVR Nitrogen Finance Corp., 144A, (5)	9.250%	6/15/23	B+	1,030,000

1,450		Hexion Inc.	6.625%	4/15/20	B3	1,283,250

500		Huntsman International LLC	4.875%	11/15/20	B1	518,125

2,000		Momentive Performance Materials Inc., (3), (9)	8.875%	10/15/20	N/R	—

1,500		Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,410,000

1,500		NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,515,000

1,350		NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	1,322,581

1,000		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,033,994

1,315		Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	1,324,862

1,605		PolyOne Corporation	5.250%	3/15/23	BB–	1,629,075

715		Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB–	668,525
		Total Chemicals				16,874,157

		Commercial Services & Supplies – 0.5%

1,040		APX Group, Inc.	7.875%	12/01/22	B1	1,125,800

1,220		Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,237,922

1,250		NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,243,750
		Total Commercial Services & Supplies				3,607,472

		Construction & Engineering – 0.2%

1,450		AECOM Technology Corporation	5.750%	10/15/22	BB	1,532,650

500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC	30,000
		Total Construction & Engineering				1,562,650

		Construction Materials – 0.5%

1,500		Cemex SAB de CV, 144A, (5)	5.700%	1/11/25	BB–	1,511,250

2,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,105,000
		Total Construction Materials				3,616,250

		Consumer Finance – 2.1%

2,495		Ally Financial Inc.	5.750%	11/20/25	BB	2,488,763

3,938		Capital One Bank	3.375%	2/15/23	Baa1	3,897,131

750		Credit Acceptance Corporation	7.375%	3/15/23	BB	770,625

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,560,609

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,460,234

1,500		First Data Corporation, 144A	7.000%	12/01/23	B	1,597,500
		Total Consumer Finance				15,774,862

		Containers & Packaging – 1.2%

1,600	CAD	Cascades Inc., 144A	5.500%	7/15/21	BB–	1,221,680

2,385		Packaging Corporation of America	3.650%	9/15/24	BBB	2,391,959

NUVEEN	103

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Containers & Packaging (continued)

$1,250	PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	$1,081,250

1,350	Reynolds Group, 144A	5.125%	7/15/23	B+	1,371,937

2,640	Rock-Tenn Company	4.900%	3/01/22	BBB	2,863,017
	Total Containers & Packaging				8,929,843

	Diversified Consumer Services – 0.1%

500	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	544,375

	Diversified Financial Services – 1.6%

3,510	BNP Paribas, 144A	4.375%	5/12/26	A	3,459,456

750	CNG Holdings Inc., 144A	9.375%	5/15/20	Caa3	650,625

1,750	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	1,811,250

1,745	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,806,075

1,000	NewStar Financial, Inc.	7.250%	5/01/20	BB–	995,000

3,705	Synchrony Financial	4.250%	8/15/24	BBB–	3,767,174
	Total Diversified Financial Services				12,489,580

	Diversified Telecommunication Services – 3.1%

2,335	AT&T, Inc.	3.800%	3/15/22	A–	2,391,297

1,250	AT&T, Inc.	5.550%	8/15/41	A–	1,299,244

1,000	CenturyLink Inc.	6.750%	12/01/23	BB+	1,022,500

2,240	Frontier Communications Corporation	8.500%	4/15/20	BB	2,352,000

2,500	Frontier Communications Corporation	11.000%	9/15/25	BB	2,581,250

2,750	GCI Inc., (5)	6.875%	4/15/25	BB–	2,791,250

900	IntelSat Jackson Holdings	7.500%	4/01/21	CCC	686,250

2,500	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	2,887,500

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,560,600

1,165	Verizon Communications	3.500%	11/01/24	A–	1,159,824

3,200	Verizon Communications	4.125%	8/15/46	A–	2,890,214

675	Verizon Communications	4.862%	8/21/46	A–	682,642
	Total Diversified Telecommunication Services				23,304,571

	Electric Utilities – 0.9%

2,600	Eskom Holdings Limited, 144A	7.125%	2/11/25	Ba1	2,619,500

1,115	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	1,152,260

680	Intergen NV, 144A	7.000%	6/30/23	B1	605,200

1,500	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	1,421,250

1,000	Talen Energy Supply LLC, (5)	6.500%	6/01/25	BB–	772,500
	Total Electric Utilities				6,570,710

	Electronic Equipment, Instruments & Components – 0.2%

1,165	Anixter Inc.	5.125%	10/01/21	BB+	1,211,600

500	Ingram Micro Inc.	5.450%	12/15/24	BBB–	469,947
	Total Electronic Equipment, Instruments & Components				1,681,547

104	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Energy Equipment & Services – 1.5%

$1,500		Ensco PLC, (5)	5.200%	3/15/25	BB	$1,295,505

1,750		Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	1,351,875

2,430		Noble Holding International Limited, (5)	5.950%	4/01/25	BB–	2,278,125

2,000		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	2,023,160

750		Pacific Drilling V Limited, 144A	7.250%	12/01/17	CCC	352,500

500		Precision Drilling Corporation, 144A	7.750%	12/15/23	BB	527,500

2,750		Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,911,183

1,000		SESI, LLC	6.375%	5/01/19	BB–	1,000,000
		Total Energy Equipment & Services				11,739,848

		Equity Real Estate Investment Trusts – 1.4%

3,070		American Tower Company	5.000%	2/15/24	BBB	3,301,736

850		Geo Group Inc.	6.000%	4/15/26	BB–	835,125

2,060		Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,085,122

2,080		Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,069,496

1,420		Plum Creek Timberlands LP	4.700%	3/15/21	Baa2	1,505,714

1,225		Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	1,255,625
		Total Equity Real Estate Investment Trusts				11,052,818

		Food & Staples Retailing – 0.9%

1,675		Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	1,432,125

1,475		Sysco Corporation	3.300%	7/15/26	A3	1,445,324

2,000		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	1,720,000

2,000		Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,033,104
		Total Food & Staples Retailing				6,630,553

		Food Products – 1.3%

1,500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB	1,457,250

2,460		Bunge Limited Finance Company	3.250%	8/15/26	BBB	2,358,764

1,000		ESAL GmbH, 144A	6.250%	2/05/23	BB+	1,003,000

2,000		Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	1,987,378

2,235		Kraft Heinz Foods Company	4.375%	6/01/46	BBB–	2,098,906

1,295		Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	1,295,000
		Total Food Products				10,200,298

		Gas Utilities – 0.2%

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,265,625

		Health Care Equipment & Supplies – 0.3%

400	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	458,957

1,275		GreatBatch Limited, 144A	9.125%	11/01/23	CCC+	1,271,812

340		Tenet Healthcare Corporation	4.375%	10/01/21	BB–	334,900

NUVEEN	105

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$535	Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	$557,737
	Total Health Care Equipment & Supplies				2,623,406

	Health Care Providers & Services – 0.7%

1,000	Community Health Systems, Inc.	6.875%	2/01/22	B	695,000

1,350	HCA Inc.	5.375%	2/01/25	BB	1,353,375

1,500	Kindred Healthcare Inc.	6.375%	4/15/22	B–	1,338,750

1,000	Mednax Inc., 144A	5.250%	12/01/23	BBB–	1,030,000

650	Select Medical Corporation	6.375%	6/01/21	B–	650,000
	Total Health Care Providers & Services				5,067,125

	Hotels, Restaurants & Leisure – 0.8%

1,500	1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	1,567,500

1,550	Caesars Entertainment Resort Properties LLC	8.000%	10/01/20	B+	1,623,625

1,350	Grupo Posadas SAB de CV, 144A, (5)	7.875%	6/30/22	B+	1,336,500

1,450	Wynn Macau Limited, 144A, (5)	5.250%	10/15/21	Ba3	1,460,875
	Total Hotels, Restaurants & Leisure				5,988,500

	Household Durables – 1.8%

750	Beazer Homes USA, Inc., 144A	8.750%	3/15/22	B–	810,000

1,095	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,119,637

2,940	Harman International Industries, Inc.	4.150%	5/15/25	BBB–	3,031,540

1,750	KB Home	7.000%	12/15/21	B+	1,846,250

1,000	KB Home	7.625%	5/15/23	B+	1,047,500

2,505	Newell Brands Inc.	4.200%	4/01/26	BBB–	2,611,099

1,350	RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,410,750

1,740	William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,818,300
	Total Household Durables				13,695,076

	Household Products – 0.2%

1,300	Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,230,572

	Independent Power & Renewable Electricity Producers – 1.1%

1,010	AES Corporation	7.375%	7/01/21	BB	1,125,039

1,000	Columbia Pipeline Group, Inc.	4.500%	6/01/25	A–	1,049,261

2,000	Dynegy Inc., (5)	7.625%	11/01/24	B+	1,845,000

1,040	Dynegy Inc., 144A	8.000%	1/15/25	B+	969,800

895	GenOn Energy Inc.	9.500%	10/15/18	CCC+	632,653

1,300	GenOn Energy Inc., (5)	9.875%	10/15/20	CCC+	887,250

1,500	NRG Energy Inc.	6.625%	3/15/23	BB–	1,503,750
	Total Independent Power & Renewable Electricity Producers				8,012,753

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	1,022,500

106	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Industrial Conglomerates (continued)

$1,000	Stena International SA, 144A	5.750%	3/01/24	BB	$865,000
	Total Industrial Conglomerates				1,887,500

	Insurance – 2.6%

646	AFLAC Insurance	6.450%	8/15/40	A–	844,596

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	2,930,928

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,673,357

2,535	Lincoln National Corporation	4.000%	9/01/23	A–	2,639,853

3,015	Symetra Financial Corporation	4.250%	7/15/24	Baa1	2,975,739

2,075	Unum Group	4.000%	3/15/24	BBB	2,081,080

4,790	XLIT Limited	4.450%	3/31/25	BBB	4,743,700
	Total Insurance				19,889,253

	Internet Software & Services – 0.6%

1,750	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	1,780,625

2,865	eBay Inc.	3.800%	3/09/22	BBB+	2,956,995
	Total Internet Software & Services				4,737,620

	IT Services – 0.2%

1,730	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,799,200

	Machinery – 0.7%

1,000	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	975,000

3,280	Pentair Finance SA	4.650%	9/15/25	BBB–	3,360,045

1,079	Terex Corporation	6.000%	5/15/21	BB	1,103,277
	Total Machinery				5,438,322

	Marine – 0.4%

1,700	Eletson Holdings Inc., 144A, (5)	9.625%	1/15/22	B+	1,241,000

1,340	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,139,000

725	Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	685,125
	Total Marine				3,065,125

	Media – 4.3%

2,750	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,378,903

1,500	Altice S.A, 144A	7.750%	5/15/22	B	1,601,250

2,260	CBS Corporation	4.000%	1/15/26	BBB	2,295,430

1,175	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,195,562

2,560	Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	2,694,705

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	762,500

1,790	Comcast Corporation	6.400%	5/15/38	A–	2,288,463

840	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	822,798

2,000	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	1,907,032

1,590	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,636,110

NUVEEN	107

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media (continued)

$1,000		Lamar Media Corporation	5.750%	2/01/26	Ba1	$1,052,500

1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,590,000

750		McClatchy Company, (5)	9.000%	12/15/22	B1	798,750

831		Numericable Group SA, 144A	6.000%	5/15/22	B+	852,814

1,500		Radio One Inc., 144A	7.375%	4/15/22	B	1,485,000

1,000		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,041,250

1,805		Time Warner Inc.	3.875%	1/15/26	BBB+	1,804,451

1,750		Tribune Media Company	5.875%	7/15/22	BB–	1,774,062

750		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	770,625

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,347,382

2,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	2,065,000
		Total Media				33,164,587

		Metals & Mining – 2.2%

1,000		AK Steel Corporation, (5)	7.625%	10/01/21	B–	1,076,250

1,400		Alcoa Inc.	5.400%	4/15/21	BBB–	1,484,000

1,100		Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB–	1,193,500

1,500		Aleris International Inc., 144A	9.500%	4/01/21	B	1,608,750

1,220		Allegheny Technologies Inc.	7.875%	8/15/23	B	1,195,600

1,780		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	1,602,000

1,500		ArcelorMittal, (5)	6.125%	6/01/25	BB+	1,642,500

1,434		Constellium N.V, 144A	8.000%	1/15/23	CCC+	1,491,360

1,450		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	1,471,750

1,005		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	1,002,488

1,520		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	1,573,200

1,125		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB–	1,234,528
		Total Metals & Mining				16,575,926

		Multiline Retail – 0.1%

1,000		J.C. Penney Company Inc.	8.125%	10/01/19	B+	1,080,000

		Oil, Gas & Consumable Fuels – 8.0%

1,565		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	1,789,499

3,650		Apache Corporation	4.250%	1/15/44	BBB	3,591,166

1,200	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB–	840,130

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,614,860

1,269		California Resources Corporation, 144A	8.000%	12/15/22	CCC+	1,129,410

1,025		Calumet Specialty Products	7.625%	1/15/22	CCC+	868,687

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,498,596

1,500		Chesapeake Energy Corporation, 144A	8.000%	1/15/25	B–	1,530,000

1,425		Concho Resources Inc.	5.500%	10/01/22	BB+	1,476,656

108	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,500	CONSOL Energy Inc.	5.875%	4/15/22	B	$1,470,000

865	Continental Resources Inc.	5.000%	9/15/22	BB+	873,122

1,000	Energy Transfer Equity LP	5.500%	6/01/27	BB+	975,000

2,315	EnLink Midstream Partners LP	4.150%	6/01/25	BBB–	2,244,217

1,000	EP Energy LLC and Everest Acquisition Finance, Inc.	6.375%	6/15/23	CCC+	790,000

500	EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	352,500

1,400	Gibson Energy, 144A	6.750%	7/15/21	BB	1,452,500

910	Global Partners LP/GLP Finance	6.250%	7/15/22	B+	871,889

292	Halcon Resources Corporation., 144A	12.000%	2/15/22	B–	318,280

2,300	Hess Corporation	3.500%	7/15/24	BBB–	2,211,123

775	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	807,938

2,415	Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,468,468

2,375	Marathon Petroleum Corporation	3.625%	9/15/24	BBB	2,342,702

685	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	676,437

1,200	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,068,000

2,700	MPLX LP	4.875%	6/01/25	BBB–	2,772,600

1,500	Newfield Exploration Company	5.375%	1/01/26	BB+	1,529,400

625	Oasis Petroleum Inc., (5)	6.875%	3/15/22	B+	640,625

1,275	Petro Canada	6.800%	5/15/38	A–	1,650,825

1,250	Range Resources Corporation, 144A	5.000%	3/15/23	BB+	1,237,500

2,000	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,160,134

1,045	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	1,026,712

1,345	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	1,439,150

1,000	SM Energy Company	6.750%	9/15/26	B+	1,030,000

2,600	Southeast Supply Header LLC, 144A	4.250%	6/15/24	Baa2	2,448,745

1,445	Southwestern Energy Company	4.100%	3/15/22	BB	1,365,236

1,765	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B+	1,853,250

670	Targa Resources Inc.	4.250%	11/15/23	BB–	640,687

1,535	Transocean Inc.	5.550%	10/15/22	BB–	1,346,962

2,500	Valero Energy Corporation	3.400%	9/15/26	BBB	2,391,475

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,804,962

1,135	WPX Energy Inc.	7.500%	8/01/20	B	1,220,125
	Total Oil, Gas & Consumable Fuels				60,819,568

	Paper & Forest Products – 0.6%

2,100	Domtar Corporation	6.750%	2/15/44	BBB–	2,129,854

1,250	Resolute Forest Products	5.875%	5/15/23	B+	1,125,000

1,250	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,168,750
	Total Paper & Forest Products				4,423,604

NUVEEN	109

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Personal Products – 0.4%

$1,915	International Paper Company	8.700%	6/15/38	BBB	$2,765,407

	Pharmaceuticals – 0.5%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B	1,780,000

2,450	Teva Pharmaceutical Finance III	3.150%	10/01/26	BBB	2,255,328
	Total Pharmaceuticals				4,035,328

	Professional Services – 0.2%

1,360	CEB Inc., 144A	5.625%	6/15/23	BB–	1,322,600

	Real Estate Management & Development – 0.4%

1,000	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	1,007,500

1,250	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,304,688

1,000	Mattamy Group Corporation, 144A, (5)	6.875%	12/15/23	BB	1,012,500
	Total Real Estate Management & Development				3,324,688

	Road & Rail – 0.6%

825	Avis Budget Car Rental, 144A, (5)	6.375%	4/01/24	BB–	823,969

2,500	Hertz Rentals, Inc., 144A, (5)	7.750%	6/01/24	B+	2,628,125

1,000	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	1,035,000
	Total Road & Rail				4,487,094

	Software – 0.5%

1,000	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	1,036,250

2,500	Total System Services Inc.	3.750%	6/01/23	BBB–	2,480,430
	Total Software				3,516,680

	Specialty Retail – 1.5%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,020,776

2,745	Bed Bath and Beyond Incorporated, (5)	4.915%	8/01/34	BBB+	2,742,508

1,175	Guitar Center Inc., 144A, (5)	6.500%	4/15/19	B2	1,066,312

1,500	L Brands, Inc.	6.875%	11/01/35	BB+	1,530,000

4,485	Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,293,289
	Total Specialty Retail				11,652,885

	Technology Hardware, Storage & Peripherals – 0.7%

2,970	Hewlett Packard Enterprise Co	5.150%	10/15/25	A–	3,060,885

950	NCR Corporation	6.375%	12/15/23	BB	1,021,250

1,425	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,567,500
	Total Technology Hardware, Storage & Peripherals				5,649,635

	Textiles, Apparel & Luxury Goods – 0.3%

2,195	Levi Strauss & Company	5.000%	5/01/25	BB+	2,195,000

	Trading Companies & Distributors – 0.3%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB	2,049,683

110	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 2.3%

$1,500	Altice Financing SA, 144A	6.625%	2/15/23	BB–	$1,541,250

2,000	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B	1,775,000

1,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,072,462

3,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	2,929,557

1,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	1,043,750

500	Hughes Satellite Systems Corporation, 144A	6.625%	8/01/26	BB–	502,500

2,100	Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	2,063,250

1,500	Sprint Corporation	7.250%	9/15/21	B+	1,593,750

2,275	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	2,279,254

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,316,250

1,050	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,097,250
	Total Wireless Telecommunication Services				17,214,273
	Total Corporate Bonds (cost $529,097,929)				533,836,822

Principal Amount (000)	Description (1)		Optional Call Provisions (11)	Ratings (4)	Value

	MUNICIPAL BONDS – 2.4%

	Massachusetts – 0.9%

$5,575	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016J, 5.000%, 12/01/36		12/26 at 100.00	AA+	$6,499,335

	New York – 0.9%

2,410	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2016A Group A, 5.000%, 2/15/39		8/26 at 100.00	AAA	2,764,680

1,695	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2016 Series E-1, 5.000%, 2/01/35		2/26 at 100.00	AAA	1,949,724

1,615	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/36		5/26 at 100.00	AAA	1,857,799
5,720	Total New York				6,572,203

	Texas – 0.6%

4,335	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46		12/25 at 100.00	AA+	4,907,437
$15,630	Total Municipal Bonds (cost $17,675,432)				17,978,975

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.2%

	Banks – 3.5%

$1,590	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5), (13)	6.750%	N/A (12)	Baa1	$1,678,577

1,695	Bank of America Corporation	6.300%	N/A (12)	BB+	1,771,275

NUVEEN	111

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$1,965	Citigroup Inc.	6.250%	N/A (12)	BB+	$2,021,985

2,000	Cobank Agricultural Credit Bank	6.250%	N/A (12)	BBB+	2,068,042

2,000	Credit Agricole SA, 144A, (13)	8.125%	N/A (12)	BB+	2,104,920

2,410	HSBC Holdings PLC, (5), (13)	6.875%	N/A (12)	BBB	2,542,550

2,000	ING Groep N.V, (13)	6.000%	N/A (12)	BBB–	1,950,000

1,300	Intesa Sanpaolo SpA, 144A, (13)	7.700%	N/A (12)	Ba3	1,220,375

2,000	JP Morgan Chase & Company, (5)	6.750%	N/A (12)	BBB–	2,155,000

1,600	Nordea Bank AB, 144A, (13)	6.125%	N/A (12)	BBB	1,548,320

2,000	Societe Generale, 144A, (13)	7.375%	N/A (12)	BB+	1,996,640

1,880	Standard Chartered PLC, 144A, (13)	7.500%	N/A (12)	Ba1	1,875,300

3,870	SunTrust Bank Inc., (5)	5.625%	N/A (12)	Baa3	3,961,913
26,310	Total Banks				26,894,897

	Capital Markets – 0.7%

2,330	Goldman Sachs Group Inc., Reg S	5.300%	N/A (12)	Ba1	2,233,887

2,800	UBS Group AG, (13)	7.125%	N/A (12)	BB+	2,877,560
5,130	Total Capital Markets				5,111,447

	Commercial Services & Supplies – 0.2%

1,550	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB	1,563,563

	Consumer Finance – 0.7%

1,620	American Express Company	5.200%	N/A (12)	Baa2	1,607,850

3,920	Capital One Financial Corporation	5.550%	N/A (12)	Baa3	3,969,000
5,540	Total Consumer Finance				5,576,850

	Diversified Financial Services – 0.8%

3,110	BNP Paribas, 144A, (13)	7.375%	N/A (12)	BBB–	3,129,263

2,445	BNP Paribas, 144A, (13)	7.625%	N/A (12)	BBB–	2,579,720
5,555	Total Diversified Financial Services				5,708,983

	Electric Utilities – 0.3%

2,720	Electricite de France, 144A	5.250%	N/A (12)	BBB	2,556,800

	Food Products – 0.4%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A (12)	BB	2,835,600

	Industrial Conglomerates – 0.4%

3,086	General Electric Company	5.000%	N/A (12)	A	3,202,342

1,000	OAS Financial Limited, 144A	0.000%	N/A (12)	N/R	49,000
4,086	Total Industrial Conglomerates				3,251,342

	Insurance – 0.2%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,550,850
$55,171	Total $1,000 (or similar) Institutional Preferred (cost $54,548,057)				55,050,332

112	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 14.7%

$981		321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$990,207

2,322		American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	2,382,527

2,270		AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	2,537,358

30		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	29,049

1,200		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/17/48	A–	1,163,703

770		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	581,426

2,400		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB–	2,355,386

4,451		Colony American Homes Trust 2014-1A, 144A	2.136%	5/17/31	Aaa	4,447,256

3,940		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.126%	3/12/48	A–	3,764,230

3,260		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	3,090,783

142		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	BB+	142,024

261		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.537%	2/25/34	BB+	250,481

896		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	822,918

144		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	151,338

230		Fannie Mae Mortgage Interest Strips 366 25 (I/O)	5.000%	9/01/24	Aaa	12,133

870		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	967,134

95		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	100,373

107		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	116,485

151		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	169,357

59		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	67,810

47		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	52,403

199		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	216,592

48		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	53,864

57		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	63,905

36		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	40,990

—	(8)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	163

92		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	103,720

13		Fannie Mae Mortgage Pool 905597	4.636%	12/01/36	Aaa	13,921

61		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	69,578

56		Fannie Mae Mortgage Pool 946228	6.159%	9/01/37	Aaa	59,887

—	(8)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	88

263		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	294,176

230		Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	257,096

7		Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	7,010

10,950		Fannie Mae Mortgage Pool AS7348	3.500%	6/01/46	Aaa	11,226,398

NUVEEN	113

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$9,939	Fannie Mae Mortgage Pool AS8269	3.000%	11/01/46	Aaa	$9,877,859

10,990	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	11,816,448

3,695	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	3,882,706

5,060	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	5,182,958

15,205	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	15,094,004

245	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	277,081

46	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	50,561

1,405	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	1,425,952

4,720	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	3,508,087

37	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	37,815

1,342	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,259,910

171	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.978%	3/25/35	BBB+	170,453

3,910	Invitation Homes Trust 2014-SFR1, 144A	3.336%	6/19/31	Baa1	3,910,039

819	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	1.036%	6/25/37	Caa1	758,158

1,370	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.702%	5/15/48	BBB–	972,553

1,319	JP Morgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1, 144A	2.834%	11/25/24	BBB	1,311,896

187	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.316%	4/25/38	A+	187,749

2,431	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B1	2,450,415

1,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.242%	4/17/48	BBB–	1,502,077

3,860	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	3,859,996

3,900	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	3,889,031

99	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	88,469

326	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.205%	10/20/35	D	281,362

221	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.316%	8/25/38	AA	231,463

3,430	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C26, 144A	3.586%	2/18/48	BBB–	2,417,957

14	Wells Fargo Mortgage-Backed Securities, 2005-AR16 Class 3A2	3.081%	2/25/35	A+	13,908

1,352	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15, 144A	4.480%	8/17/46	BBB–	1,181,197
$114,686	Total Asset-Backed and Mortgage-Backed Securities (cost $113,140,510)				112,241,873

114	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 2.3%

		Argentina – 0.1%

$1,000		Republic of Argentina, 144A, (5)	7.625%	4/22/46	B	$1,000,000

		Dominican Republic – 0.3%

2,500		Dominican Republic, 144A	5.500%	1/27/25	BB–	2,410,650

		Hungary – 0.5%

902,000	HUF	Republic of Hungary	5.500%	6/24/25	BBB–	3,672,879

		Mexico – 0.2%

347	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	1,722,338

		Saudi Arabia – 0.1%

600		Saudi Government International Bond, 144A	4.500%	10/26/46	AA–	574,699

		South Africa – 0.7%

50,650	ZAR	Republic of South Africa	10.500%	12/21/26	BBB	4,064,004

1,800		Republic of South Africa	5.000%	10/12/46	Baa2	1,665,900
52,450		Total South Africa				5,729,904

		Sri Lanka – 0.3%

2,100		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	2,062,267

		Uruguay – 0.1%

850		Republic of Uruguay	5.100%	6/18/50	BBB	765,000
		Total Sovereign Debt (cost $19,449,815)				17,937,737
		Total Long-Term Investments (cost $749,117,080)				750,435,847

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.3%

		Money Market Funds – 5.3%

40,591,618		First American Government Obligations Fund, Class X, (15)	0.467% (14)			$40,591,618
		Total Investments Purchased with Collateral from Securities Lending (cost $40,591,618)				40,591,618

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 1.9%

		Money Market Funds – 1.9%

14,552,593		First American Treasury Obligations Fund, Class Z	0.389% (14)			$14,552,593
		Total Short-Term Investments (cost $14,552,593)				14,552,593
		Total Investments (cost $804,261,291) – 105.6%				805,580,058
		Other Assets Less Liabilities – (5.6)% (16)				(42,779,058)
		Net Assets – 100%				$762,801,000

NUVEEN	115

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Investments in Derivatives as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	South Korean Won	18,000,000,000	U.S. Dollar	14,909,919	2/06/17	$6,460
Bank of America, N.A.	South Korean Won	26,700,000,000	U.S. Dollar	22,808,816	2/06/17	702,019
Bank of America, N.A.	Mexican Peso	46,560,000	U.S. Dollar	2,272,383	2/17/17	41,681
Bank of America, N.A.	U.S. Dollar	22,922,390	South Korean Won	26,700,000,000	2/06/17	(815,593)
Citigroup Global Markets, Inc.	Euro	410,000	U.S. Dollar	436,529	1/20/17	4,420
Citigroup Global Markets, Inc.	Japanese Yen	1,201,000,000	U.S. Dollar	10,467,690	2/17/17	165,989
Citigroup Global Markets, Inc.	Mexican Peso	318,100,000	U.S. Dollar	15,302,465	1/17/17	680
Citigroup Global Markets, Inc.	U.S. Dollar	10,312,819	Japanese Yen	1,201,000,000	2/17/17	(11,117)
Goldman Sacks Bank USA	Canadian Dollar	4,169,000	U.S. Dollar	3,109,152	1/20/17	3,260
Morgan Stanley & Co. LLC	Hungarian Forint	1,106,000,000	U.S. Dollar	3,804,716	1/20/17	37,306
Morgan Stanley & Co. LLC	South African Rand	174,100,000	U.S. Dollar	12,310,412	1/13/17	(332,042)
Morgan Stanley & Co. LLC	U.S. Dollar	8,302,464	South African Rand	118,000,000	1/13/17	266,230
						$69,293

Credit Default Swaps

Clearing Broker	Referenced Entity	Buy/ Sell Protection (17)	Current Credit Spread (18)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.*	Markit iTraxx	Buy	3.54%	$71,000,000	5.000%	12/20/21	$(4,510,522)	$(119,598)	$(415,393)
*	Chicago Mercantile Exchange is the clearing house for this transaction.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	238	3/17	$28,004,047	$39,047	$(84,277)
U.S. Treasury 10-Year Note	Short	(948)	3/17	(117,818,625)	(325,875)	400,956
U.S. Treasury Long Bond	Short	(4)	3/17	(602,625)	(3,000)	6,019
U.S. Treasury Ultra Bond	Long	116	3/17	18,589,000	112,375	(182,424)
				$(71,828,203)	$(177,453)	$140,274
*	Total aggregate Notional Amount at Value of long and short positions is $46,593,047 and $(118,421,250), respectively.

116	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $39,198,389.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	Principal Amount (000) rounds to less than $1,000.

(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(12)	Perpetual security. Maturity date is not applicable.

(13)	Contingent Capital Securities (CoCos) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investments in CoCos was $23,503,225, representing 3.1% and 2.9% of Net Assets and Total Investments, respectively.

(14)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(15)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(16)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(18)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(I/O)	Interest only security.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	All or a portion of this security is payment-in-kind.

CAD	Canadian Dollar

EUR	Euro

HUF	Hungarian Forint

MXN	Mexican Peso

ZAR	South African Rand

See accompanying notes to financial statements.

NUVEEN	117

Statement of

Assets and Liabilities	December 31, 2016 (Unaudited)

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Assets
Long-term investments, at value (cost $148,769,677, $348,916,887, $436,025,559 and $606,001,095, respectively)	$151,109,934	$355,036,408	$418,659,366	$608,085,613
Investments purchased with collateral from securities lending, at value (cost approximates value)	1,796,875	5,646,435	40,763,041	1,905,713
Short-term investments, at value (cost approximates value)	5,204,572	43,566,816	33,718,096	5,334,072
Cash denominated in foreign currencies (cost $—, $—, $— and $—, respectively)	—	—	—	—
Cash	—	—	168,617	47,284
Cash collateral at brokers(1)	167,700	1,436,218	11,693	150,100
Credit default swap premiums paid	—	—	430,213	—
Unrealized appreciation on forward foreign currency exchange contracts, net	—	63,694	19,594	—
Receivable for:
Dividends	—	—	164,370	3,625
Due from broker	272	11,895	30,897	984
Interest	944,155	3,087,650	6,854,810	1,672,667
Investments sold	—	561,052	—	—
Reclaims	—	22,941	20,800	—
Shares sold	363,898	2,123,983	1,222,100	4,125,322
Variation margin on futures contracts	9,688	8,859	9,969	47,437
Variation margin on swap contracts	—	—	12,667	—
Other assets	50,049	65,977	92,847	59,650
Total assets	159,647,143	411,631,928	502,179,080	621,432,467
Liabilities
Cash overdraft	—	8,234	—	—
Credit default swaps premium receieved	—	664,226	—	—
Unrealized depreciation on forward foreign currency exchange contracts, net	—	614	—	—
Payable for:
Collateral from securities lending program	1,796,875	5,646,435	40,763,041	1,905,713
Dividends	135,980	511,520	510,321	248,375
Investments purchased	1,656,637	39,906,151	—	—
Shares redeemed	562,610	493,538	2,133,785	1,095,816
Variation margin on future contracts	48,531	76,250	—	30,750
Variation margin on swap contracts	—	19,422	—	—
Accrued expenses:
Management fees	42,331	110,023	231,833	125,854
Directors fees	17,996	29,266	31,432	18,967
12b-1 distribution and service fees	4,619	25,448	76,461	39,148
Shareholder servicing agent fees	18,968	79,707	73,588	357,938
Other	46,202	77,410	92,811	90,059
Total liabilities	4,330,749	47,648,244	43,913,272	3,912,620
Net assets	$155,316,394	$363,983,684	$458,265,808	$617,519,847

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

118	NUVEEN

	Intermediate Government Bond	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $71,440,400, $539,143,884 and $749,117,080, respectively)	$71,771,620	$539,344,766	$750,435,847
Investments purchased with collateral from securities lending, at value (cost approximates value)	2,377,663	7,223,475	40,591,618
Short-term investments, at value (cost approximates value)	1,121,933	11,957,348	14,552,593
Cash denominated in foreign currencies (cost $—, $301 and $898, respectively)	—	344	888
Cash	—	8,234	22,304,135
Cash collateral at brokers(1)	109,900	32,600	7,587,903
Credit default swap premiums paid	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts, net	—	—	163,232
Receivable for:
Dividends	—	—	39,392
Due from broker	552	2,795	23,234
Interest	359,397	2,775,516	8,910,432
Investments sold	—	—	4,956,250
Reclaims	—	—	—
Shares sold	220,832	1,318,185	3,565,310
Variation margin on futures contracts	9,234	—	151,422
Variation margin on swap contracts	—	—	—
Other assets	32,046	80,530	80,386
Total assets	76,003,177	562,743,793	853,362,642
Liabilities
Cash overdraft	—	—	—
Credit default swaps premium receieved	—	—	4,095,129
Unrealized depreciation on forward foreign currency exchange contracts, net	—	—	93,939
Payable for:
Collateral from securities lending program	2,377,663	7,223,475	40,591,618
Dividends	53,080	451,893	1,334,485
Investments purchased	—	—	41,001,725
Shares redeemed	181,376	2,733,438	2,230,903
Variation margin on future contracts	34,031	5,578	328,875
Variation margin on swap contracts	—	—	119,598
Accrued expenses:
Management fees	13,097	166,438	279,356
Directors fees	471	39,782	48,156
12b-1 distribution and service fees	4,307	50,174	111,454
Shareholder servicing agent fees	14,015	66,568	172,344
Other	38,365	96,078	154,060
Total liabilities	2,716,405	10,833,424	90,561,642
Net assets	$73,286,772	$551,910,369	$762,801,000

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	119

Statement of Assets and Liabilities (Unaudited) (continued)

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Class A Shares
Net assets	$14,283,718	$59,650,421	$183,953,998	$112,324,645
Shares outstanding	1,480,430	5,485,007	23,698,345	10,261,893
Net asset value (“NAV”) per share	$9.65	$10.88	$7.76	$10.95
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25%, 4.75%, and 4.25%, respectively, of offering price)	$9.95	$11.36	$8.15	$11.44
Class C Shares
Net assets	$1,953,176	$8,249,805	$47,653,946	$13,684,592
Shares outstanding	203,051	762,184	6,147,280	1,270,465
NAV and offering price per share	$9.62	$10.82	$7.75	$10.77
Class R3 Shares
Net assets	$—	$2,584,786	$726,125	$10,192,802
Shares outstanding	—	236,376	91,623	939,615
NAV and offering price per share	$—	$10.94	$7.93	$10.85
Class R6 Shares
Net assets	$56,821,722	$23,800,818	$—	$22,212,888
Shares outstanding	5,906,105	2,190,544	—	1,999,297
NAV and offering price per share	$9.62	$10.87	$—	$11.11
Class I Shares
Net assets	$82,257,778	$269,697,854	$225,931,739	$459,104,920
Shares outstanding	8,560,551	24,846,715	29,019,001	41,459,074
NAV and offering price per share	$9.61	$10.85	$7.79	$11.07
Net assets consist of:
Capital paid-in	$157,002,707	$372,444,532	$570,662,471	$620,556,541
Undistributed (Over-distribution of) net investment income	(623,654)	(4,212,512)	916,148	1,427,226
Accumulated net realized gain (loss)	(3,333,032)	(10,347,742)	(95,991,961)	(6,467,920)
Net unrealized appreciation (depreciation)	2,270,373	6,099,406	(17,320,850)	2,004,000
Net Assets	$155,316,394	$363,983,684	$458,265,808	$617,519,847
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001	0.0001

See accompanying notes to financial statements.

120	NUVEEN

	Intermediate Government Bond	Short Term Bond	Strategic Income
Class A Shares
Net assets	$12,454,132	$102,178,713	$175,484,005
Shares outstanding	1,440,960	10,386,248	16,600,255
Net asset value (“NAV”) per share	$8.64	$9.84	$10.57
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 2.25% and 4.25%, respectively, of offering price)	$8.91	$10.07	$11.04
Class C Shares
Net assets	$1,467,530	$32,206,817	$82,901,523
Shares outstanding	169,500	3,260,907	7,886,268
NAV and offering price per share	$8.66	$9.88	$10.51
Class R3 Shares
Net assets	$185,520	$370,042	$7,080,888
Shares outstanding	21,454	37,544	667,405
NAV and offering price per share	$8.65	$9.86	$10.61
Class R6 Shares
Net assets	$—	$42,281,730	$32,412,181
Shares outstanding	—	4,288,082	3,064,447
NAV and offering price per share	$—	$9.86	$10.58
Class I Shares
Net assets	$59,179,590	$374,873,067	$464,922,403
Shares outstanding	6,843,920	38,070,356	44,008,694
NAV and offering price per share	$8.65	$9.85	$10.56
Net assets consist of:
Capital paid-in	$77,644,831	$567,372,736	$868,740,551
Undistributed (Over-distribution of) net investment income	(80,715)	(1,590,211)	(8,305,475)
Accumulated net realized gain (loss)	(4,620,364)	(14,085,236)	(98,898,073)
Net unrealized appreciation (depreciation)	343,020	213,080	1,263,997
Net Assets	$73,286,772	$551,910,369	$762,801,000
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001

See accompanying notes to financial statements.

NUVEEN	121

Statement of

Operations	Six Months Ended December 31, 2016 (Unaudited)

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Investment Income
Dividend income	$—	$222	$1,233,144	$7,261
Interest income	2,492,570	8,383,186	16,701,366	6,665,020
Securities lending income, net	4,852	40,610	223,552	10,307
Total investment income	2,497,422	8,424,018	18,158,062	6,682,588
Expenses
Management fees	403,664	917,121	1,294,722	1,184,659
12b-1 service fees – Class A Shares	18,467	77,896	201,845	130,582
12b-1 distribution and service fees – Class C Shares	9,671	43,328	223,498	68,200
12b-1 distribution and service fees – Class R3 Shares	—	41,997	1,965	31,520
Shareholder servicing agent fees	38,955	143,780	147,111	659,271
Custodian fees	32,823	69,577	72,746	46,046
Directors fees	2,717	5,834	6,613	8,272
Professional fees	25,607	30,255	28,648	35,413
Shareholder reporting expenses	8,251	20,358	27,943	36,796
Federal and state registration fees	32,641	38,733	44,762	57,534
Other	5,780	10,838	73,563	7,814
Total expenses before fee waiver/expense reimbursement	578,576	1,399,717	2,123,416	2,266,107
Fee waiver/expense reimbursement	(108,769)	(221,631)	(9,178)	(481,556)
Net expenses	469,807	1,178,086	2,114,238	1,784,551
Net investment income (loss)	2,027,615	7,245,932	16,043,824	4,898,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	866,306	2,329,513	(1,906,451)	(506,529)
Forward foreign currency exchange contracts	—	41,693	168,303	—
Futures contracts	(747,497)	619,714	(188,560)	(2,891,603)
Swaps	—	(1,983,024)	(242,199)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,520,704)	(7,562,095)	31,464,656	(14,931,183)
Forward foreign currency exchange contracts	—	412,722	86,893	—
Futures contracts	(45,719)	(158,503)	(292,095)	(624,941)
Swaps	—	2,068,060	46,251	—
Net realized and unrealized gain (loss)	(6,447,614)	(4,231,920)	29,136,798	(18,954,256)
Net increase (decrease) in net assets from operations	$(4,419,999)	$3,014,012	$45,180,622	$(14,056,219)

See accompanying notes to financial statements.

122	NUVEEN

	Intermediate Government Bond	Short Term Bond	Strategic Income
Investment Income
Dividend income	$—	$—	$123,588
Interest income	780,046	6,687,904	20,406,951
Securities lending income, net	2,514	22,482	158,421
Total investment income	782,560	6,710,386	20,688,960
Expenses
Management fees	181,345	1,175,708	2,102,468
12b-1 service fees – Class A Shares	18,264	121,550	233,899
12b-1 distribution and service fees – Class C Shares	8,798	156,197	438,467
12b-1 distribution and service fees – Class R3 Shares	437	837	19,179
Shareholder servicing agent fees	27,762	128,492	314,857
Custodian fees	23,788	75,283	114,058
Directors fees	1,221	8,931	11,942
Professional fees	23,145	37,533	41,797
Shareholder reporting expenses	5,902	21,901	45,796
Federal and state registration fees	33,702	45,002	47,117
Other	3,770	13,610	18,565
Total expenses before fee waiver/expense reimbursement	328,134	1,785,044	3,388,145
Fee waiver/expense reimbursement	(82,679)	(139,277)	(390,736)
Net expenses	245,455	1,645,767	2,997,409
Net investment income (loss)	537,105	5,064,619	17,691,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(170,397)	305,717	(4,848,265)
Forward foreign currency exchange contracts	—	—	1,243,660
Futures contracts	149,329	(148,014)	1,460,107
Swaps	—	—	(2,752,757)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,899,955)	(3,022,312)	7,234,853
Forward foreign currency exchange contracts	—	—	797,097
Futures contracts	43,517	457,723	296,420
Swaps	—	—	2,777,025
Net realized and unrealized gain (loss)	(2,877,506)	(2,406,886)	6,208,140
Net increase (decrease) in net assets from operations	$(2,340,401)	$2,657,733	$23,899,691

See accompanying notes to financial statements.

NUVEEN	123

Statement of

Changes in Net Assets	(Unaudited)

	Core Bond		Core Plus Bond
	Six Months Ended 12/31/16	Year Ended 6/30/16	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$2,027,615	$5,223,869	$7,245,932	$18,955,242
Net realized gain (loss) from:
Investments and foreign currency	866,306	(1,730,332)	2,329,513	(11,286,495)
Forward foreign currency exchange contracts	—	—	41,693	2,551,574
Futures contracts	(747,497)	(1,374,998)	619,714	(1,704,965)
Swaps	—	(558,892)	(1,983,024)	(3,093,979)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,520,704)	6,189,948	(7,562,095)	2,066,990
Forward foreign currency exchange contracts	—	—	412,722	(593,304)
Futures contracts	(45,719)	218,283	(158,503)	59,164
Swaps	—	157,115	2,068,060	(909,694)
Net increase (decrease) in net assets from operations	(4,419,999)	8,124,993	3,014,012	6,044,533
Distributions to Shareholders
From net investment income:
Class A Shares	(174,104)	(307,124)	(1,207,097)	(2,601,132)
Class C Shares	(15,289)	(16,758)	(136,188)	(264,008)
Class R3 Shares	—	—	(304,788)	(388,284)
Class R6 Shares	(765,588)	(1,343,684)	(511,922)	(1,135,658)
Class I Shares	(1,272,961)	(3,255,540)	(5,825,633)	(14,709,012)
From accumulated net realized gains:
Class A Shares	—	(91,416)	—	(114,029)
Class C Shares	—	(7,303)	—	(14,202)
Class R3 Shares	—	—	—	(20,809)
Class R6 Shares	—	(363,524)	—	(45,069)
Class I Shares	—	(838,155)	—	(612,202)
Return of capital:
Class A Shares	—	(60,155)	—	—
Class C Shares	—	(5,269)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	(236,107)	—	—
Class I Shares	—	(566,776)	—	—
Decrease in net assets from distributions to shareholders	(2,227,942)	(7,091,811)	(7,985,628)	(19,904,405)
Fund Share Transactions
Proceeds from sale of shares	11,018,045	42,385,537	39,980,459	51,020,002
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,323,815	3,646,596	4,673,391	10,176,954
	12,341,860	46,032,133	44,653,850	61,196,956
Cost of shares redeemed	(33,268,064)	(101,207,255)	(69,303,964)	(220,210,716)
Net increase (decrease) in net assets from Fund share transactions	(20,926,204)	(55,175,122)	(24,650,114)	(159,013,760)
Net increase (decrease) in net assets	(27,574,145)	(54,141,940)	(29,621,730)	(172,873,632)
Net assets at the beginning of period	182,890,539	237,032,479	393,605,414	566,479,046
Net assets at the end of period	$155,316,394	$182,890,539	$363,983,684	$393,605,414
Undistributed (Over-distribution of) net investment income at the end of period	$(623,654)	$(423,327)	$(4,212,512)	$(3,472,816)

See accompanying notes to financial statements.

124	NUVEEN

	High Income Bond		Inflation Protected Securities
	Six Months Ended 12/31/16	Year Ended 6/30/16	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$16,043,824	$36,034,347	$4,898,037	$2,731,449
Net realized gain (loss) from:
Investments and foreign currency	(1,906,451)	(69,385,392)	(506,529)	(421,526)
Forward foreign currency exchange contracts	168,303	1,656,267	—	—
Futures contracts	(188,560)	431,364	(2,891,603)	(539,412)
Swaps	(242,199)	(556,245)	—	(583,194)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	31,464,656	(7,410,663)	(14,931,183)	15,539,212
Forward foreign currency exchange contracts	86,893	(240,417)	—	—
Futures contracts	(292,095)	547,980	(624,941)	617,309
Swaps	46,251	250,790	—	80,776
Net increase (decrease) in net assets from operations	45,180,622	(38,671,969)	(14,056,219)	17,424,614
Distributions to Shareholders
From net investment income:
Class A Shares	(5,643,690)	(8,982,839)	(798,607)	—
Class C Shares	(1,417,649)	(2,834,762)	(63,715)	—
Class R3 Shares	(26,738)	(62,186)	(66,440)	—
Class R6 Shares	—	—	(136,283)	—
Class I Shares	(8,573,151)	(21,369,935)	(3,762,434)	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(15,661,228)	(33,249,722)	(4,827,479)	—
Fund Share Transactions
Proceeds from sale of shares	364,904,478	290,281,180	195,945,999	257,295,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,268,910	17,581,399	2,011,446	—
	376,173,388	307,862,579	197,957,445	257,295,500
Cost of shares redeemed	(312,469,280)	(493,243,683)	(89,456,117)	(136,999,242)
Net increase (decrease) in net assets from Fund share transactions	63,704,108	(185,381,104)	108,501,328	120,296,258
Net increase (decrease) in net assets	93,223,502	(257,302,795)	89,617,630	137,720,872
Net assets at the beginning of period	365,042,306	622,345,101	527,902,217	390,181,345
Net assets at the end of period	$458,265,808	$365,042,306	$617,519,847	$527,902,217
Undistributed (Over-distribution of) net investment income at the end of period	$916,148	$533,552	$1,427,226	$1,356,668

See accompanying notes to financial statements.

NUVEEN	125

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Government Bond		Short Term Bond
	Six Months Ended 12/31/16	Year Ended 6/30/16	Six Months Ended 12/31/2016	Year Ended 6/30/16
Operations
Net investment income (loss)	$537,105	$1,044,703	$5,064,619	$11,911,053
Net realized gain (loss) from:
Investments and foreign currency	(170,397)	165,420	305,717	(4,196,675)
Forward foreign currency exchange contracts	—	—	—	141,178
Futures contracts	149,329	(546,481)	(148,014)	(697,162)
Swaps	—	(66,161)	—	(1,481,338)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,899,955)	1,874,881	(3,022,312)	1,317,230
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	43,517	(31,945)	457,723	(245,584)
Swaps	—	(10,105)	—	258,316
Net increase (decrease) in net assets from operations	(2,340,401)	2,430,312	2,657,733	7,007,018
Distributions to Shareholders
From net investment income:
Class A Shares	(86,966)	(141,814)	(761,527)	(1,508,399)
Class C Shares	(3,933)	(5,691)	(122,185)	(238,936)
Class R3 Shares	(804)	(1,016)	(2,121)	(3,012)
Class R6 Shares	—	—	(530,115)	(1,053,567)
Class I Shares	(467,275)	(893,921)	(3,599,557)	(8,317,947)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(558,978)	(1,042,442)	(5,015,505)	(11,121,861)
Fund Share Transactions
Proceeds from sale of shares	13,902,053	30,723,506	108,542,650	213,859,742
Proceeds from shares issued to shareholders due to reinvestment of distributions	222,431	369,458	2,139,473	4,309,842
	14,124,484	31,092,964	110,682,123	218,169,584
Cost of shares redeemed	(18,697,324)	(27,384,958)	(166,855,712)	(294,336,996)
Net increase (decrease) in net assets from Fund share transactions	(4,572,840)	3,708,006	(56,173,589)	(76,167,412)
Net increase (decrease) in net assets	(7,472,219)	5,095,876	(58,531,361)	(80,282,255)
Net assets at the beginning of period	80,758,991	75,663,115	610,441,730	690,723,985
Net assets at the end of period	$73,286,772	$80,758,991	$551,910,369	$610,441,730
Undistributed (Over-distribution of) net investment income at the end of period	$(80,715)	$(58,842)	$(1,590,211)	$(1,639,325)

See accompanying notes to financial statements.

126	NUVEEN

	Strategic Income
	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$17,691,551	$46,798,233
Net realized gain (loss) from:
Investments and foreign currency	(4,848,265)	(70,792,612)
Forward foreign currency exchange contracts	1,243,660	13,528,427
Futures contracts	1,460,107	(4,939,649)
Swaps	(2,752,757)	(6,260,347)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,234,853	18,506,687
Forward foreign currency exchange contracts	797,097	(1,335,064)
Futures contracts	296,420	247,635
Swaps	2,777,025	(1,362,803)
Net increase (decrease) in net assets from operations	23,899,691	(5,609,493)
Distributions to Shareholders
From net investment income:
Class A Shares	(4,642,875)	(11,921,409)
Class C Shares	(1,845,504)	(4,273,552)
Class R3 Shares	(181,090)	(464,157)
Class R6 Shares	(869,414)	(1,603,676)
Class I Shares	(12,526,438)	(31,361,137)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(20,065,321)	(49,623,931)
Fund Share Transactions
Proceeds from sale of shares	80,910,688	192,983,898
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,780,242	28,548,825
	92,690,930	221,532,723
Cost of shares redeemed	(126,504,766)	(578,746,922)
Net increase (decrease) in net assets from Fund share transactions	(33,813,836)	(357,214,199)
Net increase (decrease) in net assets	(29,979,466)	(412,447,623)
Net assets at the beginning of period	792,780,466	1,205,228,089
Net assets at the end of period	$762,801,000	$792,780,466
Undistributed (Over-distribution of) net investment income at the end of period	$(8,305,475)	$(5,931,705)

See accompanying notes to financial statements.

NUVEEN	127

Financial

Highlights (Unaudited)

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (1/95)
2017(f)	$10.05	$0.11	$(0.39)	$(0.28)	$(0.12)	$—	$—	$(0.12)	$9.65
2016	9.97	0.23	0.17	0.40	(0.22)	(0.06)	(0.04)	(0.32)	10.05
2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	—	(0.45)	9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	—	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	—	(0.52)	10.13
2012	10.47	0.29	0.23	0.52	(0.30)	(0.02)	—	(0.32)	10.67
Class C (1/11)
2017(f)	10.02	0.07	(0.39)	(0.32)	(0.08)	—	—	(0.08)	9.62
2016	9.94	0.15	0.17	0.32	(0.14)	(0.06)	(0.04)	(0.24)	10.02
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	—	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	—	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	—	(0.44)	10.08
2012	10.44	0.19	0.22	0.41	(0.22)	(0.01)	—	(0.23)	10.62
Class R6 (1/15)
2017(f)	10.02	0.12	(0.39)	(0.27)	(0.13)	—	—	(0.13)	9.62
2016	9.94	0.26	0.16	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.02
2015(e)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	—	(0.13)	9.94
Class I (1/93)
2017(f)	10.01	0.12	(0.39)	(0.27)	(0.13)	—	—	(0.13)	9.61
2016	9.93	0.25	0.17	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.01
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	—	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	—	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	—	(0.54)	10.09
2012	10.43	0.30	0.23	0.53	(0.32)	(0.01)	—	(0.33)	10.63

128	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.83)%	$14,284	0.91	%*	1.98	%*	0.78	%*	2.11	%*	49%
4.12	15,185	0.87		2.21		0.78		2.30		75
0.52	14,448	0.85		2.34		0.78		2.40		44
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85
4.93	21,262	0.95		2.61		0.85		2.70		75

(3.22)	1,953	1.66	*	1.23	*	1.53	*	1.36	*	49
3.31	1,767	1.63		1.46		1.53		1.55		75
(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75

(2.72)	56,822	0.60	*	2.29	*	0.47	*	2.42	*	49
4.38	58,699	0.57		2.51		0.48		2.60		75
(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

(2.73)	82,258	0.65	*	2.22	*	0.53	*	2.35	*	49
4.39	107,240	0.62		2.46		0.53		2.55		75
0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85
5.18	621,066	0.70		2.85		0.68		2.87		75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	129

Financial Highlights (Unaudited) (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2017(f)	$11.01	$0.20	$(0.11)	$0.09	$(0.22)	$—	$(0.22)	$10.88
2016	11.25	0.44	(0.22)	0.22	(0.44)	(0.02)	(0.46)	11.01
2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	(0.46)	11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	(0.47)	11.46
2012	11.44	0.41	0.21	0.62	(0.42)	—	(0.42)	11.64
Class C (2/99)
2017(f)	10.96	0.15	(0.12)	0.03	(0.17)	—	(0.17)	10.82
2016	11.20	0.35	(0.22)	0.13	(0.35)	(0.02)	(0.37)	10.96
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	(0.39)	11.40
2012	11.40	0.32	0.21	0.53	(0.34)	—	(0.34)	11.59
Class R3 (9/01)
2017(f)	11.05	0.18	(0.09)	0.09	(0.20)	—	(0.20)	10.94
2016	11.29	0.41	(0.22)	0.19	(0.41)	(0.02)	(0.43)	11.05
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	(0.45)	11.51
2012	11.50	0.38	0.22	0.60	(0.40)	—	(0.40)	11.70
Class R6 (1/15)
2017(f)	11.00	0.21	(0.11)	0.10	(0.23)	—	(0.23)	10.87
2016	11.23	0.47	(0.21)	0.26	(0.47)	(0.02)	(0.49)	11.00
2015(e)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)	11.23
Class I (2/94)
2017(f)	10.99	0.21	(0.12)	0.09	(0.23)	—	(0.23)	10.85
2016	11.24	0.46	(0.22)	0.24	(0.47)	(0.02)	(0.49)	10.99
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	(0.50)	11.44
2012	11.44	0.44	0.21	0.65	(0.45)	—	(0.45)	11.64

130	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.77%	$59,650	0.88	%*	3.40	%*	0.77	%*	3.52	%*	65%
2.07	61,769	0.87		3.91		0.77		4.00		79
(0.41)	69,968	0.85		3.80		0.77		3.88		44
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46
5.52	83,264	0.97		3.51		0.93		3.55		98

0.30	8,250	1.63	*	2.65	*	1.52	*	2.76	*	65
1.29	8,387	1.62		3.15		1.52		3.25		79
(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46
4.68	4,603	1.72		2.76		1.67		2.80		98

0.75	2,585	1.13	*	3.11	*	1.02	*	3.22	*	65
1.83	14,871	1.12		3.64		1.02		3.74		79
(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46
5.27	313	1.22		3.24		1.18		3.27		98

0.90	23,801	0.57	*	3.72	*	0.46	*	3.83	*	65
2.35	24,899	0.56		4.21		0.46		4.31		79
(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

0.81	269,698	0.63	*	3.65	*	0.52	*	3.76	*	65
2.26	283,680	0.62		4.16		0.52		4.25		79
(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46
5.79	718,505	0.72		3.76		0.68		3.80		98

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	131

Financial Highlights (Unaudited) (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/01)
2017(e)	$7.22	$0.27	$0.54	$0.81	$(0.27)	$—	$(0.27)	$7.76
2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
Class C (8/01)
2017(e)	7.21	0.24	0.54	0.78	(0.24)	—	(0.24)	7.75
2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
Class R3 (9/01)
2017(e)	7.37	0.27	0.55	0.82	(0.26)	—	(0.26)	7.93
2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
Class I (8/01)
2017(e)	7.24	0.28	0.55	0.83	(0.28)	—	(0.28)	7.79
2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65

132	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Losss)		Expenses		Net Investment Income (Losss)		Portfolio Turnover Rate(d)

11.33%	$183,954	1.01	%*	7.15	%*	1.00	%*	7.15	%*	75%
5.48	114,537	1.03		7.99		1.03		7.99		91
(4.82)	119,535	0.97		6.31		0.97		6.31		80
12.88	209,830	0.95		6.37		0.95		6.37		85
11.99	141,132	0.94		6.92		0.94		6.92		133
3.76	92,018	1.06		7.98		1.04		7.99		124

10.95	47,654	1.77	*	6.45	*	1.75	*	6.45	*	75
(6.27)	41,663	1.79		7.26		1.79		7.26		91
(5.45)	55,409	1.72		5.62		1.72		5.62		80
11.98	71,974	1.70		5.64		1.70		5.64		85
11.33	67,466	1.70		6.21		1.70		6.21		133
3.18	48,667	1.80		7.26		1.79		7.27		124

11.33	726	1.27	*	6.94	*	1.25	*	6.94	*	75
(5.76)	834	1.29		7.78		1.29		7.78		91
(5.07)	995	1.21		6.03		1.21		6.03		80
12.65	1,099	1.20		6.09		1.20		6.09		85
11.79	697	1.19		6.69		1.19		6.69		133
3.46	615	1.31		7.66		1.29		7.68		124

11.57	225,932	0.76	*	7.42	*	0.75	*	7.42	*	75
(5.21)	208,009	0.78		8.12		0.78		8.12		91
(4.55)	446,406	0.72		6.56		0.72		6.56		80
13.15	719,640	0.71		6.61		0.71		6.61		85
12.39	495,863	0.70		7.24		0.70		7.24		133
4.15	465,299	0.84		8.19		0.80		8.23		124
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. For the period October 31, 2013 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2016.
*	Annualized

See accompanying notes to financial statements.

NUVEEN	133

Financial Highlights (Unaudited) (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2017(f)	$11.30	$0.08	$(0.35)	$(0.27)	$(0.08)	$—	$—	$(0.08)	$10.95
2016	10.92	0.06	0.32	0.38	—	—	—	—	11.30
2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	—	(0.13)	11.08
2012	10.94	0.23	1.01	1.24	(0.38)	—	—	(0.38)	11.80
Class C (10/04)
2017(f)	11.14	0.04	(0.36)	(0.32)	(0.05)	—	—	(0.05)	10.77
2016	10.84	(0.05)	0.35	0.30	—	—	—	—	11.14
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	11.03
2012	10.84	0.14	1.00	1.14	(0.26)	—	—	(0.26)	11.72
Class R3 (10/04)
2017(f)	11.21	0.07	(0.36)	(0.29)	(0.07)	—	—	(0.07)	10.85
2016	10.85	0.01	0.35	0.36	—	—	—	—	11.21
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	11.05
2012	10.84	0.22	0.97	1.19	(0.29)	—	—	(0.29)	11.74
Class R6 (1/15)
2017(f)	11.46	0.11	(0.37)	(0.26)	(0.09)	—	—	(0.09)	11.11
2016	11.02	0.09	0.35	0.44	—	—	—	—	11.46
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2017(f)	11.43	0.10	(0.37)	(0.27)	(0.09)	—	—	(0.09)	11.07
2016	11.02	0.08	0.33	0.41	—	—	—	—	11.43
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	11.14
2012	10.96	0.25	1.01	1.26	(0.41)	—	—	(0.41)	11.81

134	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.39)%	$112,325	0.95	%**	1.32%**	0.78	%**	1.48	%**	26%
3.48	93,104	0.96		0.45	0.83		0.58		26
(2.04)	42,341	0.92		(0.38)	0.83		(0.29)		34
4.35	24,020	0.86		1.30	0.83		1.33		48
(5.07)	21,949	0.81		0.56	0.81		0.56		52
11.44	19,330	1.00		1.81	0.84		1.97		47

(2.87)	13,685	1.70	**	0.60 **	1.53	**	0.77	**	26
2.77	13,131	1.71		(0.61)	1.58		(0.47)		26
(2.75)	9,366	1.66		(1.06)	1.58		(0.98)		34
3.76	6,954	1.61		0.50	1.58		0.52		48
(5.39)	9,761	1.56		(0.25)	1.56		(0.25)		52
10.62	9,703	1.75		1.05	1.59		1.21		47

(2.61)	10,193	1.20	**	1.05 **	1.03	**	1.22	**	26
3.32	13,094	1.22		(0.05)	1.08		0.08		26
(2.38)	3,693	1.15		(1.05)	1.08		(0.98)		34
3.97	3,447	1.13		2.63	1.08		2.68		48
(5.02)	519	1.06		0.32	1.06		0.32		52
11.10	173	1.25		1.72	1.09		1.88		47

(2.25)	22,213	0.48	**	1.82 **	0.32	**	1.99	**	26
3.99	3,773	0.50		0.71	0.37		0.84		26
(1.39)	3,074	0.52	**	(0.12)**	0.41	**	(0.01	)**	34

(2.34)	459,105	0.70	**	1.58 **	0.53	**	1.75	**	26
3.72	404,801	0.71		0.57	0.58		0.70		26
(1.78)	331,707	0.66		(0.13)	0.58		(0.05)		34
4.82	321,472	0.61		1.65	0.58		1.68		48
(4.46)	344,204	0.56		0.77	0.56		0.77		52
11.62	321,386	0.75		1.99	0.59		2.15		47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	135

Financial Highlights (Unaudited) (continued)

Intermediate Government Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/02)
2017(e)	$8.96	$0.05	$(0.32)	$(0.27)	$(0.05)	$—	$—	$(0.05)	$8.64
2016	8.80	0.11	0.16	0.27	(0.11)	—	—	(0.11)	8.96
2015	8.81	0.10	(0.02)	0.08	(0.09)	—	—	(0.09)	8.80
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)	(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—	(0.17)	8.79
2012	8.84	0.18	0.19	0.37	(0.19)	—	—	(0.19)	9.02
Class C (10/09)
2017(e)	8.98	0.02	(0.32)	(0.30)	(0.02)	—	—	(0.02)	8.66
2016	8.82	0.04	0.16	0.20	(0.04)	—	—	(0.04)	8.98
2015	8.83	0.04	(0.02)	0.02	(0.03)	—	—	(0.03)	8.82
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)	(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—	(0.09)	8.80
2012	8.85	0.10	0.20	0.30	(0.12)	—	—	(0.12)	9.03
Class R3 (10/09)
2017(e)	8.97	0.04	(0.32)	(0.28)	(0.04)	—	—	(0.04)	8.65
2016	8.80	0.09	0.16	0.25	(0.08)	—	—	(0.08)	8.97
2015	8.81	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)	8.80
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)	(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—	(0.14)	8.78
2012	8.84	0.15	0.18	0.33	(0.16)	—	—	(0.16)	9.01
Class I (10/02)
2017(e)	8.97	0.06	(0.31)	(0.25)	(0.07)	—	—	(0.07)	8.65
2016	8.81	0.13	0.16	0.29	(0.13)	—	—	(0.13)	8.97
2015	8.82	0.12	(0.01)	0.11	(0.12)	—	—	(0.12)	8.81
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)	(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—	(0.18)	8.80
2012	8.84	0.19	0.21	0.40	(0.21)	—	—	(0.21)	9.03

136	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.99)%	$12,454	1.00	%*	0.95	%*	0.79	%*	1.15	%*	46%
3.06	13,760	1.00		1.08		0.85		1.23		58
0.93	9,010	1.02		1.00		0.85		1.17		59
1.65	9,621	1.01		1.14		0.85		1.30		31
(0.74)	11,034	1.01		1.41		0.85		1.57		55
4.24	12,735	1.11		1.65		0.77		1.99		72

(3.35)	1,468	1.74	*	0.19	*	1.54	*	0.39	*	46
2.29	1,550	1.75		0.34		1.60		0.49		58
0.18	667	1.77		0.25		1.60		0.42		59
0.98	639	1.76		0.40		1.60		0.56		31
(1.53)	1,090	1.76		0.66		1.60		0.82		55
3.35	1,438	1.86		0.90		1.60		1.16		72

(3.12)	186	1.25	*	0.69	*	1.04	*	0.90	*	46
2.90	143	1.25		0.83		1.10		0.98		58
0.66	137	1.27		0.75		1.10		0.92		59
1.49	137	1.26		0.89		1.10		1.05		31
(1.00)	168	1.26		1.17		1.10		1.32		55
3.79	214	1.36		1.39		1.10		1.66		72

(2.86)	59,180	0.74	*	1.19	*	0.54	*	1.40	*	46
3.34	65,305	0.75		1.33		0.60		1.48		58
1.20	65,850	0.77		1.24		0.60		1.40		59
1.90	86,186	0.76		1.36		0.60		1.52		31
(0.53)	52,291	0.76		1.67		0.60		1.83		55
4.50	70,060	0.86		1.90		0.60		2.16		72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	137

Financial Highlights (Unaudited) (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2017(g)	$9.88	$0.08	$(0.04)	$0.04	$(0.08)	$—	$(0.08)	$9.84
2016	9.93	0.16	(0.06)	0.10	(0.15)	—	(0.15)	9.88
2015	10.05	0.16	(0.13)	0.03	(0.15)	—	(0.15)	9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	(0.21)	9.97
2012	10.06	0.24	(0.10)	0.14	(0.25)	—	(0.25)	9.95
Class C (10/09)
2017(g)	9.92	0.04	(0.04)	—	(0.04)	—	(0.04)	9.88
2016	9.97	0.09	(0.07)	0.02	(0.07)	—	(0.07)	9.92
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	(0.13)	10.00
2012	10.09	0.16	(0.11)	0.05	(0.17)	—	(0.17)	9.97
Class R3 (9/11)
2017(g)	9.90	0.07	(0.05)	0.02	(0.06)	—	(0.06)	9.86
2016	9.95	0.14	(0.07)	0.07	(0.12)	—	(0.12)	9.90
2015	10.07	0.13	(0.13)	—	(0.12)	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	(0.18)	9.99
2012(e)	9.85	0.16	0.13	0.29	(0.18)	—	(0.18)	9.96
Class R6 (1/15)
2017(g)	9.90	0.09	(0.04)	0.05	(0.09)	—	(0.09)	9.86
2016	9.95	0.19	(0.06)	0.13	(0.18)	—	(0.18)	9.90
2015(f)	9.93	0.09	— *	0.09	(0.07)	—	(0.07)	9.95
Class I (2/94)
2017(g)	9.89	0.09	(0.04)	0.05	(0.09)	—	(0.09)	9.85
2016	9.94	0.19	(0.06)	0.13	(0.18)	—	(0.18)	9.89
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	(0.23)	9.98
2012	10.07	0.26	(0.11)	0.15	(0.27)	—	(0.27)	9.95

138	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.38%	$102,179	0.77	%**	1.52	%**	0.72	%**	1.56	%**	26%
1.04	96,201	0.76		1.60		0.72		1.64		43
0.32	100,544	0.73		1.56		0.71		1.58		43
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42
1.42	112,851	0.82		2.33		0.73		2.42		56

(0.01)	32,207	1.52	**	0.77	**	1.47	**	0.82	**	26
0.25	30,495	1.51		0.86		1.47		0.90		43
(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42
0.50	42,346	1.56		1.56		1.55		1.57		56

0.23	370	1.02	**	1.27	**	0.97	**	1.32	**	26
0.74	285	1.01		1.34		0.97		1.38		43
0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42
2.92	446	1.06	**	2.07	**	1.05	**	2.07	**	56

0.51	42,282	0.47	**	1.82	**	0.43	**	1.87	**	26
1.29	66,836	0.47		1.91		0.43		1.95		43
0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

0.51	374,873	0.52	**	1.77	**	0.47	**	1.82	**	26
1.29	416,624	0.51		1.85		0.47		1.89		43
0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42
1.51	727,242	0.57		2.59		0.55		2.61		56

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(g)	For the six months ended December 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	139

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/00)
2017(f)	$10.52	$0.23	$0.09	$0.32	$(0.27)	$—	$(0.27)	$10.57
2016	10.97	0.50	(0.42)	0.08	(0.53)	—	(0.53)	10.52
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
Class C (2/00)
2017(f)	10.46	0.19	0.09	0.28	(0.23)	—	(0.23)	10.51
2016	10.90	0.42	(0.41)	0.01	(0.45)	—	(0.45)	10.46
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
Class R3 (9/01)
2017(f)	10.56	0.22	0.09	0.31	(0.26)	—	(0.26)	10.61
2016	11.01	0.48	(0.42)	0.06	(0.51)	—	(0.51)	10.56
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
Class R6 (1/15)
2017(f)	10.52	0.25	0.09	0.34	(0.28)	—	(0.28)	10.58
2016	10.96	0.53	(0.41)	0.12	(0.56)	—	(0.56)	10.52
2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	10.96
Class I (2/00)
2017(f)	10.51	0.25	0.08	0.33	(0.28)	—	(0.28)	10.56
2016	10.96	0.53	(0.42)	0.11	(0.56)	—	(0.56)	10.51
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83

140	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.02%	$175,484	0.93	%*	4.25	%*	0.83	%*	4.35	%*	45%
0.94	187,052	0.92		4.71		0.83		4.80		56
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199

2.63	82,902	1.68	*	3.51	*	1.58	*	3.61	*	45
0.20	89,173	1.67		3.97		1.58		4.06		56
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199

2.89	7,081	1.18	*	4.00	*	1.08	*	4.10	*	45
0.70	7,647	1.17		4.44		1.08		4.54		56
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199

3.23	32,412	0.60	*	4.58	*	0.50	*	4.68	*	45
1.28	33,372	0.60		5.07		0.50		5.17		56
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

3.13	464,922	0.68	*	4.50	*	0.58	*	4.60	*	45
1.19	475,536	0.67		4.95		0.58		5.05		56
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	141

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. High Income Bond’s investment objective is to provide investors with a high level of current income. Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Strategic Income’s investment objective is to provide investors with total return.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$1,656,637	$39,906,151	$36,029,069

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also

142	NUVEEN

reflects paydown gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	143

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified

144	NUVEEN

as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$63,195,660		$—		$63,195,660
$1,000 Par (or similar) Institutional Preferred	—	686,910		—		686,910
Municipal Bonds	—	3,060,322		—		3,060,322
U.S. Government and Agency Obligations	—	18,101,296		—		18,101,296
Asset-Backed and Mortgage-Backed Securities	—	66,065,746		—		66,065,746
Investments Purchased with Collateral from Securities Lending	1,796,875	—		—		1,796,875
Short-Term Investments:
Money Market Funds	5,204,572	—		—		5,204,572
Investments in Derivatives:
Futures Contracts**	(69,884)	—		—		(69,884)
Total	$6,931,563	$151,109,934		$—		$158,041,497

Core Plus Bond
Long-Term Investments*:
Corporate Bonds	$—	$192,344,471		$—		$192,344,471
$1,000 Par (or similar) Institutional Preferred	—	24,684,298		—		24,684,298
Municipal Bonds	—	7,293,938		—		7,293,938
Asset-Backed and Mortgage-Backed Securities	—	128,057,439		—		128,057,439
Sovereign Debt	—	2,656,262		—		2,656,262
Investments Purchased with Collateral from Securities Lending	5,646,435	—		—		5,646,435
Short-Term Investments:
Money Market Funds	43,566,816	—		—		43,566,816
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	63,080		—		63,080
Credit Default Swaps**	—	(66,352)		—		(66,352)
Futures Contracts**	(8,609)	—		—		(8,609)
Total	$49,204,642	$355,033,136		$—		$404,237,778

High Income Bond
Long-Term Investments*:
Common Stocks	$4,751,132	$—		$63,870	***	$4,815,002
Exchange-Traded Funds	1,000,260	—		—		1,000,260
Convertible Preferred Securities	7,013,360	—		—		7,013,360
Variable Rate Senior Loan Interests	—	13,397,887		—		13,397,887
$25 Par (or similar) Retail Preferred	11,946,319	—		—		11,946,319
Corporate Bonds	—	343,935,113		—	***	343,935,113
Convertible Bonds	—	2,221,875		—		2,221,875
$1,000 Par (or similar) Institutional Preferred	—	22,123,260		—		22,123,260
Asset-Backed Securities	—	435		—		435
Investment Companies	12,185,208	—		—		12,185,208
Warrants	11,531	348	***	8,786	***	20,647
Investments Purchased with Collateral from Securities Lending	40,763,041	—		—		40,763,041
Short-Term Investments:
Money Market Funds	33,718,096	—		—		33,718,096
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	19,594		—		19,594
Credit Default Swaps**	—	46,251		—		46,251
Futures Contracts**	(19,632)	—		—		(19,632)
Total	$111,369,297	$381,744,763		$72,656		$493,186,716
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

NUVEEN	145

Notes to Financial Statements (Unaudited) (continued)

Inflation Protected Securities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$233,360	$—	$—		$233,360
Corporate Bonds	—	26,153,619	—		26,153,619
Municipal Bonds	—	1,248,513	—		1,248,513
U.S. Government and Agency Obligations	—	539,893,584	—		539,893,584
Asset-Backed and Mortgage-Backed Securities	—	35,768,081	—		35,768,081
Sovereign Debt	—	4,788,456	—		4,788,456
Investments Purchased with Collateral from Securities Lending	1,905,713	—	—		1,905,713
Short-Term Investments:
Money Market Funds	5,334,072	—	—		5,334,072
Investments in Derivatives:
Futures Contracts**	(80,518)	—	—		(80,518)
Total	$7,392,627	$607,852,253	$—		$615,244,880

Intermediate Government Bond
Long-Term Investments*:
Municipal Bonds	$—	$1,591,055	$—		$1,591,055
U.S. Government and Agency Obligations	—	57,425,290	—		57,425,290
Asset-Backed and Mortgage-Backed Securities	—	12,755,275	—		12,755,275
Investments Purchased with Collateral from Securities Lending	2,377,663	—	—		2,377,663
Short-Term Investments:
Money Market Funds	1,121,933	—	—		1,121,933
Investments in Derivatives:
Futures Contracts**	11,800	—	—		11,800
Total	$3,511,396	$71,771,620	$—		$75,283,016

Short Term Bond
Long-Term Investments*:
Corporate Bonds	$—	$253,010,549	$—		$253,010,549
Municipal Bonds	—	10,128,942	—		10,128,942
U.S. Government and Agency Obligations	—	43,921,155	—		43,921,155
Asset-Backed and Mortgage-Backed Securities	—	232,284,120	—		232,284,120
Investments Purchased with Collateral from Securities Lending	7,223,475	—	—		7,223,475
Short-Term Investments:
Money Market Funds	11,957,348	—	—		11,957,348
Investments in Derivatives:
Futures Contracts**	12,155	—	—		12,155
Total	$19,192,978	$539,344,766	$—		$558,537,744

Strategic Income
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	***	$5,993
Convertible Preferred Securities	1,218,775	—	—		1,218,775
Variable Rate Senior Loan Interests	—	9,975,302	—		9,975,302
$25 Par (or similar) Retail Preferred	—	2,190,038	—		2,190,038
Corporate Bonds	—	533,836,822	—	***	533,836,822
Municipal Bonds	—	17,978,975	—		17,978,975
$1,000 Par (or similar) Institutional Preferred	—	55,050,332	—		55,050,332
Asset-Backed and Mortgage-Backed Securities	—	112,241,873	—		112,241,873
Sovereign Debt	—	17,937,737	—		17,937,737
Investments Purchased with Collateral from Securities Lending	40,591,618	—	—		40,591,618
Short-Term Investments:
Money Market Funds	14,552,593	—	—		14,552,593
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	69,293	—		69,293
Credit Default Swaps**	—	(415,393)	—		(415,393)
Futures Contracts**	140,274	—	—		140,274
Total	$56,503,260	$8,864,979	$5,993		$805,374,232
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

146	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

NUVEEN	147

Notes to Financial Statements (Unaudited) (continued)

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond
	U.S. Government and Agency Obligations	$1,757,435	$(1,757,435)	$—
Core Plus Bond
	Corporate Bonds	$1,703,298	$(1,703,298)	$—
	$1,000 Par (or Similar) Institutional Preferred	3,769,616	(3,769,616)	—
Total		$5,472,914	$(5,472,914)	$—
High Income Bond
	$1,000 Par (or Similar) Institutional Preferred	$6,056,963	$(6,056,963)	$—
	Common Stocks	941,829	(941,829)	—
	Convertible Preferred Securities	1,157,800	(1,157,800)	—
	Corporate Bonds	30,571,120	(30,571,120)	—
	Exchange-Traded Funds	677,954	(677,954)	—
Total		$39,405,666	$(39,405,666)	$—
Inflation Protected Securities
	Corporate Bonds	$1,839,604	$(1,839,604)	$—
Intermediate Government Bond
	U.S. Government and Agency Obligations	$2,322,851	$(2,322,851)	$—
Short Term Bond
	Corporate Bonds	$7,016,681	$(7,016,681)	$—
Strategic Income
	$1,000 Par (or Similar) Institutional Preferred	$9,928,085	$(9,928,085)	$—
	Corporate Bonds	28,270,304	(28,270,304)	—
	Sovereign Debt	1,000,000	(1,000,000)	—
Total		$39,198,389	$(39,198,389)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

148	NUVEEN

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Securities lending fees paid	$659	$3,544	$30,178	$1,193	$—	$1,153	$13,745

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$18,186,917	$6,541,040	$84,359,983
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

NUVEEN	149

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$308,744	Unrealized depreciation on forward foreign currency exchange contracts, net	$(1,140)
	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(245,050)	Unrealized depreciation on forward foreign currency exchange contracts, net	526
Total			$63,694		$(614)

High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$19,594	—	$—

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$174,349	Unrealized depreciation on forward foreign currency exchange contracts, net	$(1,147,635)
	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(11,117)	Unrealized depreciation on forward foreign currency exchange contracts, net	1,053,696
Total			163,232		(93,939)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$151,095	$(134,405)	$(134,405)	$16,690	$(10,000)	$6,690
	Citigroup Global Markets, Inc.	29,046	(1,935)	(1,935)	27,111	—	27,111
	Goldman Sachs Bank USA	526	(1,140)	526	(614)	—	(614)
	Morgan Stanley & Co. LLC	128,603	(108,710)	(108,710)	19,893	—	19,893
Total		$309,270	$(246,190)	$(244,524)	$63,080	$(10,000)	$53,080
High Income Bond
	Citigroup Global Markets, Inc.	$15,426	—	—	$15,426	$—	$15,426
	Goldman Sacks Bank USA	4,168	—	—	4,168	—	4,168
Total		$19,594	$—	$—	$19,594	$—	$19,594
Strategic Income
	Bank of America, N.A.	$750,160	$(815,593)	$750,160	$(65,433)	$—	$(65,433)
	Citigroup Global Markets, Inc.	171,089	(11,117)	(11,117)	159,972	—	159,972
	Goldman Sachs Bank USA	3,260	—	—	3,260	—	3,260
	Morgan Stanley & Co. LLC	303,536	(332,042)	303,536	(28,506)	—	(28,506)
Total		$1,228,045	$(1,158,752)	$1,042,579	$69,293	$—	$69,293
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

150	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$41,693	$412,722
High Income Bond	Foreign currency exchange rate	Forward contracts	168,303	86,893
Strategic Income	Foreign currency exchange rate	Forward contracts	1,243,660	797,097

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure. Strategic Income also used Eurodollar Futures; selecting foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$19,746,841	$20,512,281	$14,393,966	$34,309,365	$11,884,906	$15,391,557	$184,879,799
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(20,858)	Payable for variation margin on futures contracts*	$(50,531)
		—	—	Payable for variation margin on futures contracts*	1,505
Total			$(20,858)		$(49,026)

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(22,490)	Payable for variation margin on futures contracts*	$(6,288)
		—	—	Payable for variation margin on futures contract*	20,169
Total			$(22,490)		$13,881
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

NUVEEN	151

Notes to Financial Statements (Unaudited) (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$(19,632)	—	$—

Inflation Protected Securities

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$7,704	Payable for variation margin on futures contracts*	$4,752
		Receivable for variation margin on futures contracts*	(92,974)	—	—
Total			$(85,270)		$4,752

Intermediate Government Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$6,489	Payable for variation margin on future contracts*	$18,168
		Receivable for variation margin on futures contracts*	(12,857)	—	—
Total			$(6,368)		$18,168

Short Term Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$12,155

Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$(266,701)	Payable for variation margin on futures contracts*	$406,975
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$(747,497)	$(45,719)
Core Plus Bond	Interest rate	Futures contracts	619,714	(158,503)
High Income Bond	Interest rate	Futures contracts	(188,560)	(292,095)
Inflation Protected Securities	Interest rate	Futures contracts	(2,891,603)	(624,941)
Intermediate Government Bond	Interest rate	Futures contracts	149,329	43,517
Short Term Bond	Interest rate	Futures contracts	(148,014)	457,723
Strategic Income	Interest rate	Futures contracts	1,460,107	296,420

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

152	NUVEEN

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Core Plus Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$6,000,000	$8,666,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a

NUVEEN	153

Notes to Financial Statements (Unaudited) (continued)

receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Core Plus Bond used CDX swaps to hedge credit risk. High Income Bond used CDX swaps to take on credit risk and earn a commensurate credit spread. Strategic Income used CDX swaps to assume and hedge credit risk.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$3,833,333	$2,500,000	$25,633,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Credit	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$(66,352)

High Income

Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$46,251	—	$—

Strategic Income

Credit	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$(415,393)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation Depreciation of Swaps
Core Plus Bond	Credit	Swaps	$(1,222)	$(66,352)
	Interest rate	Swaps	(1,981,802)	2,134,412
Total			$(1,983,024)	$2,068,060
High Income Bond	Credit	Swaps	$(242,199)	$46,251
Strategic Income	Credit	Swaps	$110,797	$(306,015)
	Interest rate	Swaps	(2,683,554)	3,083,040
Total			$(2,572,757)	$2,777,025

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the

154	NUVEEN

custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/16		Year Ended 6/30/16
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	217,698	$2,141,915	426,304	$4,195,062
Class C	44,660	443,175	125,119	1,230,992
Class R6	—	—	2,124,538	21,050,000
Class I	852,374	8,432,955	1,621,099	15,909,483
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,271	161,437	42,495	418,729
Class C	1,188	11,736	1,964	19,295
Class R6	77,426	765,588	197,727	1,943,314
Class I	38,865	385,054	129,005	1,265,258
	1,248,482	12,341,860	4,668,251	46,032,133
Shares redeemed:
Class A	(264,444)	(2,622,760)	(406,929)	(4,017,165)
Class C	(19,142)	(187,909)	(48,499)	(476,031)
Class R6	(29,811)	(285,000)	(1,007,593)	(9,930,000)
Class I	(3,043,565)	(30,172,395)	(8,803,597)	(86,784,059)
	(3,356,962)	(33,268,064)	(10,266,618)	(101,207,255)
Net increase (decrease)	(2,108,480)	$(20,926,204)	(5,598,367)	$(55,175,122)

	Six Months Ended 12/31/16		Year Ended 6/30/16
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	292,959	$3,238,833	567,458	$6,169,670
Class C	93,305	1,029,120	268,526	2,904,616
Class R3	597,543	6,650,400	1,337,253	14,711,131
Class R6	89,526	1,000,000	—	—
Class I	2,556,112	28,062,106	2,497,657	27,234,585
Shares issued to shareholders due to reinvestment of distributions:
Class A	103,161	1,140,609	235,090	2,553,875
Class C	8,927	98,219	18,143	196,041
Class R3	24,555	273,012	37,598	408,551
Class R6	45,371	501,250	108,753	1,180,728
Class I	241,119	2,660,301	538,183	5,837,759
	4,052,578	44,653,850	5,608,661	61,196,956
Shares redeemed:
Class A	(519,399)	(5,722,068)	(1,412,657)	(15,338,148)
Class C	(105,107)	(1,149,089)	(287,785)	(3,125,250)
Class R3	(1,731,190)	(18,837,448)	(361,604)	(3,913,849)
Class R6	(207,692)	(2,290,000)	(1,733,305)	(19,329,000)
Class I	(3,753,233)	(41,305,359)	(16,439,073)	(178,504,469)
	(6,316,621)	(69,303,964)	(20,234,424)	(220,210,716)
Net increase (decrease)	(2,264,043)	$(24,650,114)	(14,625,763)	$(159,013,760)

NUVEEN	155

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/16		Year Ended 6/30/16
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,892,231	$172,177,222	22,844,430	$160,255,338
Class C	987,699	7,460,260	1,264,937	8,863,955
Class R3	24,320	190,646	48,170	353,483
Class I	24,522,064	185,076,350	16,788,962	120,808,404
Shares issued to shareholders due to reinvestment of distributions:
Class A	656,008	4,965,638	1,135,552	8,108,846
Class C	162,052	1,224,270	330,612	2,364,126
Class R3	2,540	19,599	6,483	47,448
Class I	665,937	5,059,403	977,062	7,060,979
	49,912,851	376,173,388	43,396,208	307,862,579
Shares redeemed:
Class A	(15,720,315)	(118,366,157)	(22,631,152)	(162,494,682)
Class C	(782,064)	(5,887,952)	(2,557,960)	(18,446,833)
Class R3	(48,386)	(374,902)	(59,958)	(428,751)
Class I	(24,916,869)	(187,840,269)	(43,094,533)	(311,873,417)
	(41,467,634)	(312,469,280)	(68,343,603)	(493,243,683)
Net increase (decrease)	8,445,217	$63,704,108	(24,947,395)	(185,381,104)

	Six Months Ended 12/31/16		Year Ended 6/30/16
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,648,363	$40,911,850	6,144,400	$67,077,042
Class C	254,776	2,811,565	741,824	7,990,319
Class R3	390,506	4,344,598	1,147,593	12,396,121
Class R6	1,718,920	19,305,480	95,255	1,059,520
Class I	11,342,074	128,572,506	15,260,983	168,772,498
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,067	474,016	—	—
Class C	3,967	42,609	—	—
Class R3	1,645	17,999	—	—
Class R6	12,267	136,283	—	—
Class I	120,161	1,340,539	—	—
	17,535,746	197,957,445	23,390,055	257,295,500
Shares redeemed:
Class A	(1,666,607)	(18,677,024)	(1,783,818)	(19,428,090)
Class C	(167,409)	(1,842,586)	(426,654)	(4,587,011)
Class R3	(621,084)	(6,933,698)	(319,273)	(3,455,164)
Class R6	(61,145)	(695,273)	(44,890)	(498,289)
Class I	(5,411,387)	(61,307,536)	(9,954,618)	(109,030,688)
	(7,927,632)	(89,456,117)	(12,529,253)	(136,999,242)
Net increase (decrease)	9,608,114	$108,501,328	10,860,802	$120,296,258

156	NUVEEN

	Six Months Ended 12/31/16		Year Ended 6/30/16
Intermediate Government Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	854,214	$7,500,006	856,783	$7,580,588
Class C	82,743	735,951	119,557	1,060,202
Class R3	6,883	61,070	12,500	111,134
Class I	633,398	5,605,026	2,482,301	21,971,582
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,508	83,870	15,330	135,667
Class C	348	3,079	455	4,029
Class R3	91	803	109	969
Class I	15,248	134,679	25,834	228,793
	1,602,433	14,124,484	3,512,869	31,092,964
Shares redeemed:
Class A	(958,101)	(8,353,065)	(360,314)	(3,185,923)
Class C	(86,282)	(757,501)	(22,929)	(202,864)
Class R3	(1,499)	(13,020)	(12,149)	(106,934)
Class I	(1,087,477)	(9,573,738)	(2,700,152)	(23,889,237)
	(2,133,359)	(18,697,324)	(3,095,544)	(27,384,958)
Net increase (decrease)	(530,926)	$(4,572,840)	417,325	$3,708,006

	Six Months Ended 12/31/16		Year Ended 6/30/16
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,434,544	$33,858,135	3,838,769	$37,803,170
Class C	1,106,974	10,959,416	1,251,334	12,366,374
Class R3	10,419	103,139	58,023	571,798
Class R6	22,528	223,069	4,433,924	43,872,894
Class I	6,421,282	63,398,891	12,093,247	119,245,506
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,369	684,733	137,192	1,351,172
Class C	9,200	91,153	17,115	169,134
Class R3	30	302	7	59
Class R6	29,522	292,258	65,586	646,903
Class I	108,389	1,071,027	217,378	2,142,574
	11,212,257	110,682,123	22,112,575	218,169,584
Shares redeemed:
Class A	(2,854,456)	(28,150,583)	(4,359,518)	(42,953,780)
Class C	(930,183)	(9,207,557)	(1,559,144)	(15,398,873)
Class R3	(1,734)	(17,145)	(42,339)	(414,747)
Class R6	(2,514,871)	(24,850,167)	(510,435)	(5,027,503)
Class I	(10,590,852)	(104,630,260)	(23,387,149)	(230,542,093)
	(16,892,096)	(166,855,712)	(29,858,585)	(294,336,996)
Net increase (decrease)	(5,679,839)	$(56,173,589)	(7,746,010)	$(76,167,412)

NUVEEN	157

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/16		Year Ended 6/30/16
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,847,327	$19,677,222	4,002,873	$41,946,560
Class C	586,515	6,216,821	1,310,022	13,655,356
Class R3	95,077	1,018,062	386,837	4,052,221
Class R6	297	3,111	1,618,829	17,089,609
Class I	5,072,640	53,995,472	11,124,880	116,240,152
Shares issued to shareholders due to reinvestment of distributions:
Class A	397,838	4,246,227	1,068,217	11,130,046
Class C	142,018	1,507,643	332,935	3,443,686
Class R3	8,793	94,179	27,543	289,756
Class R6	71,366	761,910	138,234	1,433,538
Class I	484,799	5,170,283	1,175,836	12,251,799
	8,706,670	92,690,930	21,186,206	221,532,723
Shares redeemed:
Class A	(3,421,384)	(36,349,825)	(13,554,737)	(140,591,197)
Class C	(1,365,096)	(14,474,537)	(3,270,280)	(33,759,300)
Class R3	(160,474)	(1,715,412)	(804,674)	(8,405,220)
Class R6	(178,663)	(1,894,530)	(455,181)	(4,831,119)
Class I	(6,775,900)	(72,070,462)	(37,656,644)	(391,160,086)
	(11,901,517)	(126,504,766)	(55,741,516)	(578,746,922)
Net increase (decrease)	(3,194,847)	$(33,813,836)	(34,555,310)	(357,214,199)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Purchases:
Investment securities	$18,883,460	$152,876,932	$357,168,868	$32,574,768	$1,316,426	$131,972,066	$210,434,413
U.S. Government and agency obligations	62,492,811	108,626,067	—	237,146,962	36,218,880	13,983,750	140,754,186
Sales and maturities:
Investment securities	24,479,483	148,028,562	307,839,695	4,635,232	3,319,120	126,836,971	237,122,991
U.S. Government and agency obligations	66,430,665	101,799,007	—	144,900,123	32,364,499	17,452,933	140,995,644

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

158	NUVEEN

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Cost of investments	$155,748,127	$397,956,617	$507,971,746	$615,879,460	$304,847,994	$558,194,320	$802,479,280
Gross unrealized:
Appreciation	$3,261,616	$11,602,866	$17,403,318	$7,257,838	$849,293	$2,218,327	$18,511,278
Depreciation	(937,802)	(5,483,345)	(36,341,743)	(7,878,009)	(518,628)	(2,093,852)	(16,803,729)
Net unrealized appreciation (depreciation) of investments	$2,323,814	$6,119,521	$(18,938,425)	$(620,171)	$330,665	$124,475	$1,707,549

Permanent differences, primarily due to distribution reallocations, expiration of capital loss carryforwards, federal taxes paid, foreign currency transactions, complex security character adjustments, investments in partnerships, treatment of notional principal contracts and amortization of mark-to-market adjustments on Sec. 311(e) assets, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2016, the Funds’ last tax year end, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Capital paid-in	(11)	(11)	19	(11)	(7,265)	(348,253)	(22)
Undistributed (Over-distribution of) net investment income	(127,984)	(3,556,385)	(4,532,485)	(150,514)	(21,037)	(787,439)	(18,083,591)
Accumulated net realized gain (loss)	127,995	3,556,396	4,532,466	150,525	28,302	1,135,692	18,083,613

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Funds’ last tax year end, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$1,193,777	$3,085,915	$3,346,167	$36,305	$—	$13,077,819
Undistributed net long-term capital gains	—	—	—	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2016 through June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2016, was designated for purposes of the dividends paid deduction as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$5,709,771	$19,707,970	$34,298,443	$—	$1,027,409	$11,160,372	$51,207,124
Distributions from net long-term capital gains	705,744	801,663	—	—	—	—	—
Return of capital	868,307	—	—	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Expiration:
June 30, 2017	$—	$—	$—	$—	$3,538,398	$1,188,199	$—
June 30, 2018	—	—	—	—	—	4,103,631	35,110,018
Not subject to expiration	92,102	10,078,385	91,980,938	724,158	—	9,157,854	19,097,322
Total	$92,102	$10,078,385	$91,980,938	$724,158	$3,538,398	$14,449,684	$54,207,340

During the Funds’ last tax year ended June 30, 2016, the following Fund utilized capital loss carryforwards as follows:

Intermediate Government Bond
Utilized capital loss carryforwards	$285,837

NUVEEN	159

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2016, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Intermediate Government Bond	Short Term Bond
Expired capital loss carryforwards	$7,254	$48,855

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Core Bond	Core Plus Bond	Short Term Bond	Strategic Income
Post-October capital losses[3]	$2,623,381	$—	$—	$39,705,730
Late-year ordinary losses[4]	—	3,620,103	715,420	17,001,574
[3]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through June 30, 2016 and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.2000	0.1700	0.3100
For net assets over $2 billion	0.1950	0.2050	0.3250	0.1750	0.1750	0.1450	0.2850

160	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Core Bond	0.1998%
Core Plus Bond	0.1998
High Income Bond	0.1980
Inflation Protected Securities	0.1735
Intermediate Government Bond	0.1998
Short Term Bond	0.1998
Strategic Income	0.1922

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation.

Fund	Expense Cap	Expense Cap Expiration Date
Core Bond	0.53%	October 31, 2017
Core Plus Bond	0.52	October 31, 2017
High Income Bond	0.75	October 31, 2017
Inflation Protected Securities	0.56	October 31, 2017
Intermediate Government Bond	0.54	October 31, 2017
Short Term Bond	0.47	October 31, 2017
Strategic Income	0.59	October 31, 2017

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Sales charges collected	$7,298	$37,170	$271,021	$41,659	$6,526	$74,027	$131,713
Paid to financial intermediaries	6,285	33,061	240,688	38,645	5,396	71,575	119,061

NUVEEN	161

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Commission advances	$4,039	$12,647	$52,267	$55,873	$4,483	$62,527	$75,173

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
12b-1 fees retained	$3,296	$9,262	$35,495	$1,164	$2,866	$22,941	$47,607

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
CDSC retained	$208	$320	$6,974	$440	$2,744	$15,224	$8,580

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period were $58,571,429 and 1.79%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $95,000,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

162	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	163

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

164	NUVEEN

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	165

Notes

166	NUVEEN

Notes

NUVEEN	167

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-FINC-1216D        23212-INV-B-03/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 9, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2017